UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2020

Date of reporting period:	7/31/2020

Item 1 – Reports to Stockholders

PGIM CORPORATE BOND FUND

ANNUAL REPORT

JULY 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped large-cap US and emerging market stocks post gains during the period, while US small caps and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Corporate Bond Fund

September 15, 2020

PGIM Corporate Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	7.00	5.20	N/A	4.77 (5/28/15)
(without sales charges)	10.59	5.90	N/A	5.44 (5/28/15)
Class C
(with sales charges)	8.79	5.08	N/A	4.62 (5/28/15)
(without sales charges)	9.79	5.08	N/A	4.62 (5/28/15)
Class R
(without sales charges)	10.34	5.60	N/A	5.13 (5/28/15)
Class Z
(without sales charges)	10.89	6.11	4.60	—
Class R6
(without sales charges)	10.89	6.13	N/A	5.65 (5/28/15)
Bloomberg Barclays US Credit Index
	11.86	6.05	5.36	5.62

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Credit Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2010) and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

PGIM Corporate Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase

		1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

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Benchmark Definitions

Bloomberg Barclays US Credit Index—The Bloomberg Barclays US Credit Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity greater than one year.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Distributions and Yields as of 7/31/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.34	1.43	0.33
Class C	0.25	0.75	-1.00
Class R	0.31	1.20	-132.96
Class Z	0.36	1.73	1.19
Class R6	0.36	1.73	1.23

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/20
AAA	6.6
AA	10.1
A	33.7
BBB	38.8
BB	4.1
Cash/Cash Equivalents	6.7
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. Credit ratings are subject to change.

PGIM Corporate Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Corporate Bond Fund’s Class Z shares returned 10.89% in the 12-month reporting period that ended July 31, 2020, underperforming the 11.86% return of the Bloomberg Barclays US Credit Index (the Index).

What were the market conditions?

•

Investment-grade corporate bonds posted strong results in the third quarter of 2019 amid continued (albeit low) growth, stable inflation, strong technicals, and central banks that appeared set to provide stimulus. Market sentiment was somewhat mixed, as escalating US-China trade tensions were offset by solid credit metrics and slowing merger-and-acquisition (M&A) activity.

•

In the fourth quarter of 2019, investment-grade corporate bonds again generated positive returns, as underlying trends remained supportive. Credit metrics remained a bright spot amid strong profit margins and ample free cashflow. Positive (albeit moderating) economic growth, accommodative central banks, and investors’ ongoing search for yield contributed to tightening credit spreads. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.)

•

During the first quarter of 2020, investment-grade corporate bonds succumbed to the unprecedented economic and business pressures resulting from the emergence of COVID-19 and a dramatic slide in oil prices. US corporate spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into quarter-end following aggressive actions from the Federal Reserve (the Fed). (One basis point equals 0.01%.)

•

Investment-grade corporate bonds rebounded sharply in the second quarter of 2020, as the Fed’s aggressive stimulus actions—including a near-zero federal funds rate as well as primary and secondary credit facilities—significantly improved market liquidity. The Fed’s maneuvering to allow for the purchases of individual corporate bonds, in addition to its ongoing purchases of exchange-traded funds, sent a strong signal to the markets of its intent to not only provide a backstop but also to drive funding markets back to normal. At quarter end, however, a more cautious tone emerged as a spike in US virus counts raised the prospect of delayed reopenings and a more prolonged recovery, which weighed on the market.

•

In July 2020, investment-grade corporate bonds continued to recover against the backdrop of better-than-feared corporate earnings, favorable vaccine headlines, additional steps toward reopening the US economy, improving market technicals, and ongoing support from the Fed. US corporate spreads ended the reporting period at 132 bps.

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What worked?

•

Security selection in investment-grade corporate bonds was the largest contributor to the Fund’s relative performance during the reporting period, highlighted by positioning in the healthcare & pharmaceutical, automotive, and upstream energy sectors.

•	Underweight positioning in emerging markets debt also added to performance.

•

In individual security selection, the Fund benefited from underweights in Occidental Petroleum Corp. (upstream energy) and General Motors Co. (automotive) and its overweight in AbbVie Inc. (healthcare & pharmaceuticals).

What didn’t work?

•

An overweight to commercial mortgage-backed securities and municipal bonds, as well as an underweight to investment-grade corporates on a spread duration contribution basis, hurt the Fund’s relative performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates. Spread duration is the change in a bond’s price for a 100-bps change in that bond’s spread versus a US Treasury security of similar maturity.)

•	Security selection in municipal bonds and emerging markets debt was also a detractor.

•	The Fund’s positioning in the midstream energy, foreign non-corporate, and telecom sectors detracted from performance.

•	In individual security selection, the Fund’s overweights in Cenovus Energy Inc. (upstream energy), Oneok, Inc. (midstream energy), and Sunoco LP (midstream energy) limited results.

Did the Fund use derivatives?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s duration and interest rate risk. Using futures is more efficient than managing interest rate risk through the purchase and sale of cash corporate bonds. This derivative strategy added to the Fund’s performance for the reporting period.

Current outlook

•

Looking forward, the technical backdrop appears strong with issuance expected to decline materially during the second half of 2020. Investor demand remains robust amid historically low yields globally while investment-grade corporate spreads remain relatively attractive. While the pandemic’s longer-term impact on the US and global economy remains uncertain and a possible second wave of infections represents a risk, macroeconomic data has shown sequential improvement and the level of fiscal and monetary policy globally is unprecedented.

PGIM Corporate Bond Fund	9

Strategy and Performance Overview (continued)

•

While credit fundamentals have deteriorated with weaker corporate earnings, second-quarter results have been better than many market participants had feared. Furthermore, many companies have struck a cautiously optimistic tone, indicating expectations for sequential earnings improvement. PGIM Fixed Income remains cautious on certain sectors that are most exposed to the negative implications associated with the pandemic, but is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, distressed survivors, cyclical industries, and “off-the-run” bonds (i.e., older issues). PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials. Within industrials, BBB-rated issuers that are focused on preserving or improving credit metrics, liquidity, and ratings are favored over their much tighter-trading higher-quality peers, which may be more likely to pursue aggressive financial policies at the expense of their balance sheets.

•

Potential risks to the investment-grade corporate bond market include a sustained global recession due to the coronavirus outbreak; geopolitical risks, especially in the Middle East; a return to more hostile trade tensions between the US and China; an increase in M&A activity; an equity market correction; and the potential for a non-business friendly President/Congress in 2020.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Corporate Bond Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Corporate Bond Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,043.60	0.80%	$4.06
	Hypothetical	$1,000.00	$1,020.89	0.80%	$4.02
Class C	Actual	$1,000.00	$1,039.80	1.55%	$7.86
	Hypothetical	$1,000.00	$1,017.16	1.55%	$7.77
Class R	Actual	$1,000.00	$1,042.30	1.05%	$5.33
	Hypothetical	$1,000.00	$1,019.64	1.05%	$5.27
Class Z	Actual	$1,000.00	$1,044.90	0.55%	$2.80
	Hypothetical	$1,000.00	$1,022.13	0.55%	$2.77
Class R6	Actual	$1,000.00	$1,044.90	0.55%	$2.80
	Hypothetical	$1,000.00	$1,022.13	0.55%	$2.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM Corporate Bond Fund

Schedule of Investments

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 92.3%

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.3%
BANK,
Series 2019-BN16, Class A3	3.741%	02/15/52	200	$232,077
Benchmark Mortgage Trust,
Series 2019-B09, Class A4	3.751	03/15/52	200	232,043
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	250	278,982
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	300	327,604
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A3	3.050	04/10/49	250	266,284
DBJPM Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	100	106,958
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4	3.224	07/15/50	100	111,094
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A3	3.058	05/15/49	200	216,161
Series 2016-C31, Class A4	2.840	11/15/49	300	317,322
Wells Fargo Commercial Mortgage Trust,
Series 2017-C40, Class A3	3.317	10/15/50	200	220,232

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,099,919)				2,308,757

CORPORATE BONDS 86.0%

Aerospace & Defense 1.0%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	65	63,008
Sr. Unsec’d. Notes	3.200	03/01/29	30	29,348
Sr. Unsec’d. Notes	5.805	05/01/50	80	93,843
Sr. Unsec’d. Notes	5.930	05/01/60	100	120,387
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	2.800	06/15/50	50	56,436
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	3.950	08/16/25	60	69,324

				432,346

Agriculture 1.2%
Altria Group, Inc.,
Gtd. Notes	3.800	02/14/24	100	109,918

See Notes to Financial Statements.

PGIM Corporate Bond Fund	13

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes	3.250%	03/27/30	25	$29,165
BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	50	57,130
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A	3.250	06/07/22	305	318,695

				514,908

Apparel 0.1%
Ralph Lauren Corp.,
Sr. Unsec’d. Notes	1.700	06/15/22	30	30,610

Auto Manufacturers 3.0%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.550	08/15/22	200	206,605
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.979	08/03/22	200	201,132
Sr. Unsec’d. Notes	3.350	11/01/22	265	267,019
General Motors Co.,
Sr. Unsec’d. Notes	6.125	10/01/25	200	233,193
General Motors Financial Co., Inc.,
Gtd. Notes	3.200	07/06/21	75	76,217
Gtd. Notes	3.550	04/09/21	30	30,448
Gtd. Notes	4.000	01/15/25	150	160,308
Sr. Unsec’d. Notes	4.200	11/06/21	100	103,333

				1,278,255

Auto Parts & Equipment 0.2%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A	4.500	04/29/22	100	104,767

Banks 21.6%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	2.746	05/28/25	200	211,262
Bank of America Corp.,
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	300	321,802
Sr. Unsec’d. Notes	3.419(ff)	12/20/28	263	297,238
Sr. Unsec’d. Notes, MTN	2.676(ff)	06/19/41	250	266,248

See Notes to Financial Statements.

14

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	3.550%(ff)	03/05/24	195	$208,867
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	360	411,887
Sr. Unsec’d. Notes, MTN	4.330(ff)	03/15/50	55	74,708
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes	1.700	05/12/22	200	204,051
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.610(ff)	02/15/23	320	337,166
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	200	218,080
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	250	261,888
Citibank NA,
Sr. Unsec’d. Notes	3.650	01/23/24	280	309,021
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	–(rr)	25	24,007
Sr. Unsec’d. Notes	3.200	10/21/26	150	166,934
Sr. Unsec’d. Notes	4.412(ff)	03/31/31	300	364,893
Sub. Notes	4.600	03/09/26	300	348,126
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	3.800	06/09/23	265	285,979
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	5.000(ff)	01/12/23	200	209,873
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.150	01/22/21	150	151,351
Sr. Unsec’d. Notes	3.950	02/27/23	100	105,247
Sr. Unsec’d. Notes, GMTN	3.375	05/12/21	80	81,293
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.500	04/01/25	150	166,233
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	100	118,005
Sub. Notes	5.150	05/22/45	150	208,096
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.738(c)	–(rr)	98	93,780
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	150	161,768
Sr. Unsec’d. Notes	3.125	01/23/25	520	569,766
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	117,441
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	145	187,889
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	350	423,992
Sub. Notes	2.956(ff)	05/13/31	10	10,875

See Notes to Financial Statements.

PGIM Corporate Bond Fund	15

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	4.431%(ff)	01/23/30	285	$345,871
Sr. Unsec’d. Notes, MTN	3.622(ff)	04/01/31	250	292,955
Sr. Unsec’d. Notes, MTN	3.971(ff)	07/22/38	235	292,985
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	3.373(ff)	01/05/24	200	210,648
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25	200	206,773
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	200	229,818
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	340	357,124
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	25	26,537
Sr. Unsec’d. Notes, MTN	4.478(ff)	04/04/31	350	430,080

				9,310,557

Beverages 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	140	179,500
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.550	01/23/49	110	153,991
Constellation Brands, Inc.,
Gtd. Notes	5.250	11/15/48	50	71,306
Keurig Dr. Pepper, Inc.,
Gtd. Notes	4.417	05/25/25	150	175,389

				580,186

Building Materials 0.3%
Johnson Controls International PLC,
Sr. Unsec’d. Notes	4.950	07/02/64	54	69,362
Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.500	06/01/30	40	45,147

				114,509

See Notes to Financial Statements.

16

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.9%
Celanese US Holdings LLC,
Gtd. Notes	4.625%	11/15/22	50	$53,669
CF Industries, Inc.,
Gtd. Notes	5.375	03/15/44	20	24,402
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	5.550	11/30/48	50	68,890
Eastman Chemical Co.,
Sr. Unsec’d. Notes	3.600	08/15/22	49	51,268
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	4.625	02/26/55	60	72,605
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	2.950	08/15/29	90	100,347

				371,181

Commercial Services 3.9%
California Institute of Technology,
Sr. Unsec’d. Notes	4.700	11/01/2111	50	74,982
Duke University,
Unsec’d. Notes	2.832	10/01/55	90	102,636
Equifax, Inc.,
Sr. Unsec’d. Notes	2.300	06/01/21	10	10,140
Georgetown University (The),
Unsec’d. Notes, Series A	5.215	10/01/2118	145	206,957
Global Payments, Inc.,
Sr. Unsec’d. Notes	3.800	04/01/21	100	101,902
IHS Markit Ltd.,
Gtd. Notes, 144A	4.750	02/15/25	300	341,694
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	100	135,654
Northwestern University,
Unsec’d. Notes	2.640	12/01/50	50	54,392
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	320	391,602
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	3.625	05/15/50	125	153,678
Yale University,
Unsec’d. Notes	2.402	04/15/50	85	92,767

				1,666,404

See Notes to Financial Statements.

PGIM Corporate Bond Fund	17

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.9%
Apple, Inc.,
Sr. Unsec’d. Notes	4.650%	02/23/46	100	$144,867
Genpact Luxembourg Sarl (Luxembourg),
Gtd. Notes	3.375	12/01/24	200	208,345
Leidos, Inc.,
Gtd. Notes, 144A	4.375	05/15/30	30	35,077

				388,289

Distribution/Wholesale 0.2%
W.W. Grainger, Inc.,
Sr. Unsec’d. Notes	1.850	02/15/25	100	105,194

Diversified Financial Services 0.8%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	40	43,335
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes	4.418	11/15/35	80	82,432
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	1.851	07/16/25	200	203,061

				328,828

Electric 10.4%
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.350	05/15/50	75	87,514
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	2.900	07/01/50	25	28,552
Commonwealth Edison Co.,
First Mortgage	4.700	01/15/44	100	139,669
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	150	202,791
Dominion Energy, Inc.,
Jr. Sub. Notes	2.715	08/15/21	310	316,625
DTE Electric Co.,
General Ref. Mortgage	3.950	06/15/42	75	90,080
Entergy Corp.,
Sr. Unsec’d. Notes	2.950	09/01/26	100	112,133
Eversource Energy,
Sr. Unsec’d. Notes, Series K	2.750	03/15/22	95	98,458

See Notes to Financial Statements.

18

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	3.250%	06/01/25	80	$88,362
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series B	3.900	07/15/27	75	82,356
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	5.450	07/15/44	100	129,507
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	100	131,436
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	150	158,632
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	20	26,604
Mississippi Power Co.,
Sr. Unsec’d. Notes	4.250	03/15/42	140	170,609
Nevada Power Co.,
General Ref. Mortgage, Series CC	3.700	05/01/29	300	355,742
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.250	06/01/30	75	80,781
Gtd. Notes	2.403	09/01/21	150	153,326
Gtd. Notes	2.800	01/15/23	120	126,344
PacifiCorp,
First Mortgage	3.350	07/01/25	270	299,480
PPL Capital Funding, Inc.,
Gtd. Notes	4.700	06/01/43	100	125,030
PPL Electric Utilities Corp.,
First Mortgage	4.750	07/15/43	150	208,742
PSEG Power LLC,
Gtd. Notes	3.000	06/15/21	60	61,252
Public Service Co. of New Hampshire,
First Mortgage	3.600	07/01/49	45	56,367
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN	3.650	09/01/42	75	92,886
Puget Energy, Inc.,
Sr. Sec’d. Notes	3.650	05/15/25	400	426,988
RGS AEGCO Funding Corp.,
Sec’d. Notes, Series F	9.820	12/07/22	36	37,052
Rochester Gas & Electric Corp.,
First Mortgage, 144A	3.100	06/01/27	135	151,598
San Diego Gas & Electric Co.,
First Mortgage	4.300	04/01/42	75	94,006

See Notes to Financial Statements.

PGIM Corporate Bond Fund	19

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Sierra Pacific Power Co.,
General Ref. Mortgage	2.600%	05/01/26	70	$76,313
Southern California Edison Co.,
First Ref. Mortgage	5.500	03/15/40	200	266,557

				4,475,792

Foods 1.7%
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	45	47,567
Gtd. Notes	5.000	07/15/35	50	58,560
Kroger Co. (The),
Sr. Unsec’d. Notes	2.650	10/15/26	35	38,679
Sr. Unsec’d. Notes	5.150	08/01/43	60	80,873
Mars, Inc.,
Gtd. Notes, 144A	3.200	04/01/30	80	92,897
Gtd. Notes, 144A	3.600	04/01/34	25	30,793
Sr. Unsec’d. Notes, 144A	2.375	07/16/40	40	41,358
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	4.000	03/01/26	180	207,764
Sr. Unsec’d. Notes	5.100	09/28/48	100	139,688

				738,179

Gas 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes	2.625	09/15/29	65	71,849

Healthcare-Services 3.8%
Anthem, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	100	132,392
HCA, Inc.,
Sr. Sec’d. Notes	5.000	03/15/24	100	112,658
Sr. Sec’d. Notes	5.250	06/15/49	100	132,669
Sr. Sec’d. Notes	5.500	06/15/47	25	33,482
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.600	02/01/25	250	278,492
Mayo Clinic,
Unsec’d. Notes	3.774	11/15/43	85	101,894
Unsec’d. Notes	4.000	11/15/47	80	101,442

See Notes to Financial Statements.

20

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
OhioHealth Corp.,
Unsec’d. Notes	3.042%	11/15/50	35	$39,469
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	3.500	03/30/25	250	278,592
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	130	176,199
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.900	05/15/50	130	147,709
Sr. Unsec’d. Notes	3.700	08/15/49	80	102,672

				1,637,670

Housewares 0.2%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	12/01/24	100	102,054

Insurance 2.6%
American International Group, Inc.,
Sr. Unsec’d. Notes	4.375	01/15/55	150	185,514
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	100	134,725
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	100	111,140
Sr. Unsec’d. Notes	3.900	05/01/29	40	45,632
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.569	02/01/29	500	607,724
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	50	59,974

				1,144,709

Iron/Steel 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.800	12/15/24	20	21,215

Media 3.9%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	170	179,539
Sr. Sec’d. Notes	6.384	10/23/35	180	246,626

See Notes to Financial Statements.

PGIM Corporate Bond Fund	21

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Comcast Corp.,
Gtd. Notes	3.375%	08/15/25	345	$388,258
Gtd. Notes	4.150	10/15/28	15	18,328
Gtd. Notes	4.700	10/15/48	185	264,929
Discovery Communications LLC,
Gtd. Notes	3.950	06/15/25	28	31,603
Gtd. Notes	4.650	05/15/50	45	54,057
Gtd. Notes	4.950	05/15/42	100	120,512
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	5.250	04/01/44	150	177,703
Walt Disney Co. (The),
Gtd. Notes	7.625	11/30/28	150	214,093

				1,695,648

Mining 1.0%
Barrick North America Finance LLC (Canada),
Gtd. Notes	7.500	09/15/38	75	115,621
Newmont Corp.,
Gtd. Notes	2.800	10/01/29	200	220,587
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.400	02/01/43	100	102,892

				439,100

Miscellaneous Manufacturing 0.5%
Hillenbrand, Inc.,
Gtd. Notes	4.500	09/15/26	100	107,479
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	65	73,121
Textron, Inc.,
Sr. Unsec’d. Notes	4.000	03/15/26	45	48,722

				229,322

Office/Business Equipment 0.0%
Xerox Corp.,
Sr. Unsec’d. Notes	4.125	03/15/23	20	20,602

See Notes to Financial Statements.

22

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 4.3%
Apache Corp.,
Sr. Unsec’d. Notes	3.250%	04/15/22	102	$102,573
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.250	03/15/38	100	126,200
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.250	04/15/27	200	189,849
Sr. Unsec’d. Notes	5.250	06/15/37	75	68,718
Sr. Unsec’d. Notes	5.400	06/15/47	15	13,500
Concho Resources, Inc.,
Gtd. Notes	4.875	10/01/47	50	60,105
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000	06/15/45	55	54,326
Diamondback Energy, Inc.,
Gtd. Notes	2.875	12/01/24	75	76,222
Energen Corp.,
Sr. Unsec’d. Notes	4.625	09/01/21	170	172,145
EOG Resources, Inc.,
Sr. Unsec’d. Notes	4.950	04/15/50	120	164,192
Equinor ASA (Norway),
Gtd. Notes	2.375	05/22/30	80	85,922
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.950	04/15/22	90	92,548
Noble Energy, Inc.,
Sr. Unsec’d. Notes	5.050	11/15/44	100	133,449
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700	08/15/22	60	58,033
Sr. Unsec’d. Notes	5.147(s)	10/10/36	200	87,395
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.999	01/27/28	65	71,529
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.350	02/12/48	60	47,293
Gtd. Notes, 144A	5.950	01/28/31	100	86,019
Gtd. Notes, MTN	6.750	09/21/47	80	65,139
Shell International Finance BV (Netherlands),
Gtd. Notes	4.375	05/11/45	85	111,757

				1,866,914

See Notes to Financial Statements.

PGIM Corporate Bond Fund	23

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 5.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600%	05/14/25	165	$184,593
Sr. Unsec’d. Notes	4.875	11/14/48	110	150,036
Sr. Unsec’d. Notes, 144A	4.050	11/21/39	95	116,771
Sr. Unsec’d. Notes, 144A	4.250	11/21/49	150	191,824
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.250	10/26/49	30	42,763
Sr. Unsec’d. Notes	4.625	05/15/44	200	283,819
Cigna Corp.,
Gtd. Notes	3.050	11/30/22	300	316,536
Gtd. Notes	4.900	12/15/48	150	211,071
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	125	148,111
Sr. Unsec’d. Notes	4.780	03/25/38	100	128,476
Sr. Unsec’d. Notes	5.125	07/20/45	100	135,893
McKesson Corp.,
Sr. Unsec’d. Notes	4.750	05/30/29	120	147,911
Mylan NV,
Gtd. Notes	3.950	06/15/26	140	159,864
Gtd. Notes	5.250	06/15/46	10	13,139
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	40	52,614
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26	100	112,369
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes	2.200	07/21/21	26	25,832
Upjohn, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	25	28,576
Gtd. Notes, 144A	4.000	06/22/50	25	28,692

				2,478,890

Pipelines 6.2%
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	90	99,483
DCP Midstream Operating LP,
Gtd. Notes, 144A	4.750	09/30/21	250	254,120
Energy Transfer Operating LP,
Gtd. Notes	5.000	05/15/50	45	44,625
Gtd. Notes	5.800	06/15/38	15	15,409

See Notes to Financial Statements.

24

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Energy Transfer Operating LP, (cont’d.)
Gtd. Notes	6.250%	04/15/49	15	$16,158
Enterprise Products Operating LLC,
Gtd. Notes	2.800	01/31/30	150	160,915
Gtd. Notes	4.850	03/15/44	100	120,951
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.250	06/01/30	60	65,295
Sr. Unsec’d. Notes	4.200	10/03/47	80	89,713
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.625	04/01/22	90	90,042
Gtd. Notes, 144A	3.900	04/01/24	75	75,409
MPLX LP,
Sr. Unsec’d. Notes	3.500	12/01/22	35	36,495
Sr. Unsec’d. Notes	4.000	03/15/28	45	48,986
Sr. Unsec’d. Notes	4.500	07/15/23	110	118,851
Sr. Unsec’d. Notes	5.200	12/01/47	75	82,617
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	45	42,462
Gtd. Notes	4.350	03/15/29	2	2,059
Gtd. Notes	4.500	03/15/50	30	27,315
Gtd. Notes	4.950	07/13/47	150	146,128
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.650	06/01/22	300	307,222
Sunoco Logistics Partners Operations LP,
Gtd. Notes	5.400	10/01/47	150	149,781
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes, 144A	3.950	05/15/50	80	90,903
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	300	309,819
Sr. Unsec’d. Notes	6.250	02/01/50	10	9,850
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.300	03/04/24	200	219,037
Sr. Unsec’d. Notes	5.100	09/15/45	30	35,450

				2,659,095

Real Estate 0.5%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	200	225,555

See Notes to Financial Statements.

PGIM Corporate Bond Fund	25

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 2.9%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650%	06/15/24	75	$78,301
Sr. Unsec’d. Notes	4.125	06/15/26	200	213,855
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/30	145	156,772
Kimco Realty Corp.,
Sr. Unsec’d. Notes	3.400	11/01/22	75	79,477
Sabra Health Care LP,
Gtd. Notes	4.800	06/01/24	30	30,412
SITE Centers Corp.,
Sr. Unsec’d. Notes	3.625	02/01/25	306	312,498
Ventas Realty LP,
Gtd. Notes	3.500	02/01/25	295	316,468
Welltower, Inc.,
Sr. Unsec’d. Notes	2.750	01/15/31	50	51,071

				1,238,854

Retail 1.3%
AutoNation, Inc.,
Sr. Unsec’d. Notes	4.750	06/01/30	165	191,032
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.000	05/15/25	200	227,385
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes	4.100	04/15/50	150	156,673

				575,090

Semiconductors 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.875	01/15/27	40	44,388
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	4.625	06/15/22	200	213,359
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A	3.150	05/01/27	75	81,492

				339,239

See Notes to Financial Statements.

26

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc.,
Gtd. Notes	3.483%	12/01/27	100	$110,865

Software 1.0%
Microsoft Corp.,
Sr. Unsec’d. Notes	2.675	06/01/60	137	151,802
Sr. Unsec’d. Notes	3.950	08/08/56	116	162,457
Oracle Corp.,
Sr. Unsec’d. Notes	3.900	05/15/35	45	56,487
Sr. Unsec’d. Notes	4.000	07/15/46	65	81,395

				452,141

Telecommunications 2.3%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.100	02/01/43	60	61,752
Sr. Unsec’d. Notes	3.500	06/01/41	270	294,442
Sr. Unsec’d. Notes	4.500	03/09/48	145	177,178
Sr. Unsec’d. Notes	5.150	03/15/42	115	147,114
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A	4.500	04/15/50	15	18,719
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	5.012	04/15/49	190	281,248

				980,453

Transportation 0.2%
FedEx Corp.,
Gtd. Notes	4.500	02/01/65	100	107,761

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	3.650	07/29/21	65	66,735

Water 0.6%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/47	200	252,217

TOTAL CORPORATE BONDS (cost $33,290,642)				37,155,983

See Notes to Financial Statements.

PGIM Corporate Bond Fund	27

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 1.0%

Illinois 0.8%
State of Illinois,
General Obligation Unlimited, Taxable(a)	5.100%	06/01/33	340	$356,966

Texas 0.2%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	50	55,153

TOTAL MUNICIPAL BONDS
(cost $411,616)				412,119

TOTAL LONG-TERM INVESTMENTS
(cost $35,802,177)				39,876,859

			Shares

SHORT-TERM INVESTMENTS 7.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			3,010,529	3,010,529
PGIM Institutional Money Market Fund
(cost $355,874; includes $355,746 of cash collateral for securities on loan)(b)(w)			355,976	355,941

TOTAL SHORT-TERM INVESTMENTS
(cost $3,366,403)				3,366,470

TOTAL INVESTMENTS 100.1%
(cost $39,168,580)				43,243,329
Liabilities in excess of other assets(z) (0.1)%				(40,371)

NET ASSETS 100.0%				$43,202,958

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

REITs—Real Estate Investment Trust

See Notes to Financial Statements.

28

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $348,803; cash collateral of $355,746 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Sep. 2020	$883,938	$ 675
9	5 Year U.S. Treasury Notes	Sep. 2020	1,135,125	6,648
10	20 Year U.S. Treasury Bonds	Sep. 2020	1,822,812	46,375
				53,698
Short Positions:
1	10 Year U.S. Treasury Notes	Sep. 2020	140,078	(2,970)
5	30 Year U.S. Ultra Treasury Bonds	Sep. 2020	1,138,438	(47,513)
				(50,483)
				$ 3,215

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$200,000	$—

See Notes to Financial Statements.

PGIM Corporate Bond Fund	29

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Commercial Mortgage-Backed Securities	$ —	$ 2,308,757	$—
Corporate Bonds	—	37,155,983	—
Municipal Bonds	—	412,119	—
Affiliated Mutual Funds	3,366,470	—	—
Total	$3,366,470	$39,876,859	$—

Other Financial Instruments*
Assets
Futures Contracts	$ 53,698	$ —	$—

Liabilities
Futures Contracts	$ (50,483)	$ —	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Banks	21.6%	Oil & Gas	4.3%
Electric	10.4	Media	3.9
Affiliated Mutual Funds (0.8% represents		Commercial Services	3.9
investments purchased with collateral from		Healthcare-Services	3.8
securities on loan)	7.8	Auto Manufacturers	3.0
Pipelines	6.2	Real Estate Investment Trusts (REITs)	2.9
Pharmaceuticals	5.7	Insurance	2.6
Commercial Mortgage-Backed Securities	5.3	Telecommunications	2.3

See Notes to Financial Statements.

30

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Industry Classification (continued):

Foods	1.7%	Transportation	0.2%
Beverages	1.3	Distribution/Wholesale	0.2
Retail	1.3	Auto Parts & Equipment	0.2
Agriculture	1.2	Housewares	0.2
Software	1.0	Gas	0.2
Mining	1.0	Trucking & Leasing	0.2
Aerospace & Defense	1.0	Apparel	0.1
Municipal Bonds	1.0	Iron/Steel	0.0 *
Computers	0.9	Office/Business Equipment	0.0 *
Chemicals	0.9		100.1
Semiconductors	0.8	Liabilities in excess of other assets	(0.1)
Diversified Financial Services	0.8		100.0%
Water	0.6
Miscellaneous Manufacturing	0.5
Real Estate	0.5	* Less than +/- 0.05%
Building Materials	0.3
Shipbuilding	0.3

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$53,698*	Due from/to broker-variation margin futures	$50,483*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	31

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(80,323)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(23,698)

For the year ended July 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$2,412,939	$3,125,994

(1)	Notional Amount in USD.

The Fund invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$348,803	$(348,803)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

32

Statement of Assets and Liabilities

as of July 31, 2020

Assets
Investments at value, including securities on loan of $348,803:
Unaffiliated investments (cost $35,802,177)	$39,876,859
Affiliated investments (cost $3,366,403)	3,366,470
Dividends and interest receivable	329,322
Deposit with broker for centrally cleared/exchange-traded derivatives	200,000
Receivable for Fund shares sold	78,389
Due from Manager	9,615
Due from broker—variation margin futures	703
Prepaid expenses and other assets	58
Total Assets	43,861,416

Liabilities
Payable to broker for collateral for securities on loan	355,746
Payable for investments purchased	134,859
Payable for Fund shares reacquired	71,377
Accrued expenses and other liabilities	49,275
Audit fee payable	36,429
Dividends payable	6,667
Distribution fee payable	2,503
Trustees’ fees payable	903
Affiliated transfer agent fee payable	699
Total Liabilities	658,458

Net Assets	$43,202,958

Net assets were comprised of:
Shares of beneficial interest, at par	$ 3,509
Paid-in capital in excess of par	39,783,571
Total distributable earnings (loss)	3,415,878
Net assets, July 31, 2020	$43,202,958

See Notes to Financial Statements.

PGIM Corporate Bond Fund	33

Statement of Assets and Liabilities

as of July 31, 2020

Class A
Net asset value and redemption price per share,
($5,021,343 ÷ 406,901 shares of beneficial interest issued and outstanding)	$12.34
Maximum sales charge (3.25% of offering price)	0.41
Maximum offering price to public	$12.75

Class C
Net asset value, offering price and redemption price per share,
($1,783,036 ÷ 144,824 shares of beneficial interest issued and outstanding)	$12.31

Class R
Net asset value, offering price and redemption price per share,
($12,961 ÷ 1,053 shares of beneficial interest issued and outstanding)	$12.31

Class Z
Net asset value, offering price and redemption price per share,
($26,655,227 ÷ 2,165,347 shares of beneficial interest issued and outstanding)	$12.31

Class R6
Net asset value, offering price and redemption price per share,
($9,730,391 ÷ 790,463 shares of beneficial interest issued and outstanding)	$12.31

See Notes to Financial Statements.

34

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Interest income	$1,198,868
Affiliated dividend income	11,907
Income from securities lending, net (including affiliated income of $1,786)	2,652
Total income	1,213,427

Expenses
Management fee	157,489
Distribution fee(a)	24,566
Registration fees(a)	77,200
Custodian and accounting fees	70,060
Audit fee	36,428
Transfer agent’s fees and expenses (including affiliated expense of $4,609)(a)	30,963
Shareholders’ reports	30,933
Legal fees and expenses	22,035
Trustees’ fees	10,989
SEC registration fees	1,679
Miscellaneous	18,037
Total expenses	480,379
Less: Fee waiver and/or expense reimbursement(a)	(263,149)
Distribution fee waiver(a)	(47)
Net expenses	217,183
Net investment income (loss)	996,244

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(324))	298,709
Futures transactions	(80,323)
218,386
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $67)	2,616,218
Futures	(23,698)
2,592,520
Net gain (loss) on investment transactions	2,810,906
Net Increase (Decrease) In Net Assets Resulting From Operations	$3,807,150

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	8,151	16,272	143	—	—
Registration fees	16,272	15,027	15,027	15,847	15,027
Transfer agent’s fees and expenses	5,087	1,714	75	23,967	120
Fee waiver and/or expense reimbursement	(35,522)	(24,027)	(15,190)	(132,355)	(56,055)
Distribution fee waiver	—	—	(47)	—	—

See Notes to Financial Statements.

PGIM Corporate Bond Fund	35

Statements of Changes in Net Assets

	Year Ended July 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$996,244	$838,163
Net realized gain (loss) on investment transactions	218,386	(84,339)
Net change in unrealized appreciation (depreciation) on investments	2,592,520	1,943,555

Net increase (decrease) in net assets resulting from operations	3,807,150	2,697,379

Dividends and Distributions
Distributions from distributable earnings
Class A	(93,118)	(88,579)
Class C	(34,439)	(26,596)
Class R	(502)	(571)
Class Z	(653,856)	(598,906)
Class R6	(284,140)	(158,195)

	(1,066,055)	(872,847)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	20,079,708	12,767,604
Net asset value of shares issued in reinvestment of dividends and distributions	1,052,750	861,560
Cost of shares reacquired	(11,263,580)	(6,653,904)

Net increase (decrease) in net assets from Fund share transactions	9,868,878	6,975,260

Total increase (decrease)	12,609,973	8,799,792

Net Assets:
Beginning of year	30,592,985	21,793,193

End of year	$43,202,958	$30,592,985

See Notes to Financial Statements.

36

Notes to Financial Statements

1.    Organization

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”).

These financial statements relate only to the PGIM Corporate Bond Fund (the “Fund”).

The investment objective of the Fund is high current income consistent with the preservation of principal.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Corporate Bond Fund	37

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end (other than exchange-traded mutual funds) funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

38

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Trust’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

PGIM Corporate Bond Fund	39

Notes to Financial Statements (continued)

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

40

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and

PGIM Corporate Bond Fund	41

Notes to Financial Statements (continued)

waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and

42

oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with PGIM Limited and PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.45% average daily net assets up to and including $5 billion and 0.425% on average daily net assets assets exceeding $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.45% for the year ended July 31, 2020.

The Manager has contractually agreed, through November 30, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.80% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class R shares, 0.55% of average daily net assets for Class Z shares and 0.55% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Corporate Bond Fund	43

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended July 31, 2020, PIMS received $9,852 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2020, PIMS received and $650 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief

44

Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended July 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Fund	Purchases	Sales	Realized Loss
Corporate Bond	$—	$636,463	$(95,506)

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2020, were $15,367,198 and $8,193,034, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$672,792	$20,036,785	$17,699,048	$—	$—	$3,010,529	3,010,529	$11,907

PGIM Institutional Money Market Fund*
—	2,060,151	1,703,953	67	(324)	355,941	355,976	1,786	**
$672,792	$22,096,936	$19,403,001	$67	$(324)	$3,366,470		$13,693

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended July 31, 2020, the tax character of dividends paid by the Fund was $1,066,055 of ordinary income. For the year ended July 31, 2019, the tax character of dividends paid by the Fund was $872,847 of ordinary income.

As of July 31, 2020, the accumulated undistributed earnings on a tax basis was $77,303 of ordinary income.

PGIM Corporate Bond Fund	45

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$39,270,766	$4,070,244	$(94,466)	$3,975,778

The differences between book basis and tax basis were primarily attributable to book/tax differences in the treatment of premium amortization and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2020 of approximately $631,000 which can be carried forward for an unlimited period. The Fund utilized approximately $136,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more prior to July 15, 2019 ($500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

46

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R	1,053	100.0%
Class R6	790,463	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	22.9%	3	65.7%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2020:
Shares sold	257,411	$3,049,764
Shares issued in reinvestment of dividends and distributions	7,519	88,720
Shares reacquired	(128,858)	(1,485,647)

Net increase (decrease) in shares outstanding before conversion	136,072	1,652,837
Shares issued upon conversion from other share class(es)	10,025	117,723
Shares reacquired upon conversion into other share class(es)	(5,170)	(61,651)

Net increase (decrease) in shares outstanding	140,927	$1,708,909

Year ended July 31, 2019:
Shares sold	85,799	$945,293
Shares issued in reinvestment of dividends and distributions	7,813	85,465
Shares reacquired	(72,058)	(792,830)

Net increase (decrease) in shares outstanding before conversion	21,554	237,928
Shares issued upon conversion from other share class(es)	9,542	102,398
Shares reacquired upon conversion into other share class(es)	(2,421)	(26,572)

Net increase (decrease) in shares outstanding	28,675	$313,754

PGIM Corporate Bond Fund	47

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended July 31, 2020:
Shares sold	63,461	$744,061
Shares issued in reinvestment of dividends and distributions	2,866	33,677
Shares reacquired	(35,199)	(416,669)

Net increase (decrease) in shares outstanding before conversion	31,128	361,069
Shares reacquired upon conversion into other share class(es)	(7,291)	(87,734)

Net increase (decrease) in shares outstanding	23,837	$273,335

Year ended July 31, 2019:
Shares sold	48,595	$533,369
Shares issued in reinvestment of dividends and distributions	2,348	25,675
Shares reacquired	(16,771)	(178,977)

Net increase (decrease) in shares outstanding before conversion	34,172	380,067
Shares reacquired upon conversion into other share class(es)	(1,435)	(15,570)

Net increase (decrease) in shares outstanding	32,737	$364,497

Class R
Year ended July 31, 2020:
Shares sold	28	$322
Shares issued in reinvestment of dividends and distributions	42	494
Shares reacquired	(780)	(8,875)

Net increase (decrease) in shares outstanding	(710)	$(8,059)

Year ended July 31, 2019:
Shares sold	55	$593
Shares issued in reinvestment of dividends and distributions	52	570
Shares reacquired	(28)	(321)

Net increase (decrease) in shares outstanding	79	$842

Class Z
Year ended July 31, 2020:
Shares sold	1,395,014	$16,285,561
Shares issued in reinvestment of dividends and distributions	54,927	646,133
Shares reacquired	(802,197)	(9,352,389)

Net increase (decrease) in shares outstanding before conversion	647,744	7,579,305
Shares issued upon conversion from other share class(es)	11,096	132,716
Shares reacquired upon conversion into other share class(es)	(8,667)	(101,054)

Net increase (decrease) in shares outstanding	650,173	$7,610,967

Year ended July 31, 2019:
Shares sold	301,526	$3,288,349
Shares issued in reinvestment of dividends and distributions	54,309	591,655
Shares reacquired	(526,693)	(5,681,776)

Net increase (decrease) in shares outstanding before conversion	(170,858)	(1,801,772)
Shares issued upon conversion from other share class(es)	2,428	26,572
Shares reacquired upon conversion into other share class(es)	(8,127)	(86,828)

Net increase (decrease) in shares outstanding	(176,557)	$(1,862,028)

48

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	24,062	$283,726

Net increase (decrease) in shares outstanding	24,062	$283,726

Year ended July 31, 2019:
Shares sold	751,174	$8,000,000
Shares issued in reinvestment of dividends and distributions	14,216	158,195

Net increase (decrease) in shares outstanding	765,390	$8,158,195

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “RICs”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the RICs in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2020. The average daily balance for the 6 days that the Fund had loans outstanding during the period was $659,167, borrowed at a weighted average interest rate of 1.62%. The maximum loan balance outstanding during the period was $987,000. At July 31, 2020, the Fund did not have an outstanding loan balance.

PGIM Corporate Bond Fund	49

Notes to Financial Statements (continued)

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

50

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or

PGIM Corporate Bond Fund	51

Notes to Financial Statements (continued)

guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

52

Financial Highlights

Class A Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.48	$10.81	$11.32	$11.46	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.34	0.32	0.32	0.29
Net realized and unrealized gain (loss) on investment transactions	0.89	0.69	(0.49)	(0.13)	0.71
Total from investment operations	1.20	1.03	(0.17)	0.19	1.00
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.36)	(0.34)	(0.33)	(0.30)
Net asset value, end of year	$12.34	$11.48	$10.81	$11.32	$11.46
Total Return(b):	10.59%	9.73%	(1.51)%	1.77%	9.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,021	$3,053	$2,565	$1,802	$822
Average net assets (000)	$3,260	$2,698	$2,200	$1,339	$269
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.94%
Expenses before waivers and/or expense reimbursement	1.89%	2.22%	2.25%	1.92%	1.77%
Net investment income (loss)	2.66%	3.14%	2.89%	2.88%	2.64%
Portfolio turnover rate(e)	50%	71%	70%	90%	165%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	53

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.45	$10.79	$11.29	$11.43	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.24	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.88	0.68	(0.48)	(0.13)	0.70
Total from investment operations	1.11	0.94	(0.24)	0.11	0.90
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.26)	(0.25)	(0.22)
Net asset value, end of year	$12.31	$11.45	$10.79	$11.29	$11.43
Total Return(b):	9.79%	8.83%	(2.16)%	1.01%	8.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,783	$1,386	$952	$1,095	$755
Average net assets (000)	$1,627	$1,053	$1,050	$1,014	$369
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.55%	1.55%	1.55%	1.73%
Expenses before waivers and/or expense reimbursement	3.03%	3.49%	3.54%	2.66%	2.56%
Net investment income (loss)	1.92%	2.38%	2.12%	2.12%	1.84%
Portfolio turnover rate(e)	50%	71%	70%	90%	165%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class R Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.45	$10.79	$11.29	$11.43	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.31	0.29	0.29	0.25
Net realized and unrealized gain (loss) on investment transactions	0.87	0.68	(0.47)	(0.12)	0.70
Total from investment operations	1.16	0.99	(0.18)	0.17	0.95
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.32)	(0.31)	(0.27)
Net asset value, end of year	$12.31	$11.45	$10.79	$11.29	$11.43
Total Return(b):	10.34%	9.37%	(1.67)%	1.51%	9.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$20	$18	$11	$11
Average net assets (000)	$19	$19	$12	$11	$10
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.29%
Expenses before waivers and/or expense reimbursement	81.14%	65.60%	109.57%	2.42%	2.12%
Net investment income (loss)	2.45%	2.88%	2.66%	2.59%	2.32%
Portfolio turnover rate(e)	50%	71%	70%	90%	165%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	55

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.45	$10.79	$11.29	$11.43	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.37	0.35	0.34	0.30
Net realized and unrealized gain (loss) on investment transactions	0.88	0.67	(0.48)	(0.12)	0.70
Total from investment operations	1.22	1.04	(0.13)	0.22	1.00
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.38)	(0.37)	(0.36)	(0.33)
Net asset value, end of year	$12.31	$11.45	$10.79	$11.29	$11.43
Total Return(b):	10.89%	9.92%	(1.18)%	2.02%	9.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,655	$17,356	$18,247	$19,869	$23,307
Average net assets (000)	$21,000	$16,929	$20,078	$21,149	$33,438
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.82%
Expenses before waivers and/or expense reimbursement	1.18%	1.41%	1.32%	1.64%	1.27%
Net investment income (loss)	2.91%	3.39%	3.12%	3.07%	2.79%
Portfolio turnover rate(e)	50%	71%	70%	90%	165%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Class R6 Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.45	$10.79	$11.29	$11.43	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.37	0.35	0.35	0.30
Net realized and unrealized gain (loss) on investment transactions	0.88	0.67	(0.48)	(0.13)	0.71
Total from investment operations	1.22	1.04	(0.13)	0.22	1.01
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.38)	(0.37)	(0.36)	(0.33)
Net asset value, end of year	$12.31	$11.45	$10.79	$11.29	$11.43
Total Return(b):	10.89%	9.92%	(1.18)%	2.02%	9.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,730	$8,778	$11	$11	$11
Average net assets (000)	$9,091	$4,552	$11	$11	$10
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.79%
Expenses before waivers and/or expense reimbursement	1.17%	1.42%	121.08%	1.53%	1.28%
Net investment income (loss)	2.93%	3.39%	3.12%	3.10%	2.80%
Portfolio turnover rate(e)	50%	71%	70%	90%	165%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	57

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Corporate Bond Fund and Board of Trustees

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Corporate Bond Fund, a series of The Target Portfolio Trust (the Fund), including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 16, 2020

58

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Trust’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Corporate Bond Fund	59

Federal Income Tax Information (unaudited)

For the tax year ended July 31, 2020, the Fund reports 83.18% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2020.

60

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Corporate Bond Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Corporate Bond Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. on behalf of its PGIM Fixed Income unit, and PGIM Limited (collectively referred to herein as “PGIM” or the “subadviser”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations

[1]	PGIM Corporate Bond Fund is a series of The Target Portfolio Trust.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM. The Board noted that PGIM is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM’s organizational structure, senior management, investment operations, and other relevant

Visit our website at pgiminvestments.com

information pertaining to both PGIM Investments and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•

The Board noted that the Fund outperformed its benchmark index over the one-year period and the five- year period, and underperformed its benchmark index over the three-year period and the ten-year period.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.55% for Class R6 shares, 1.05% for Class R shares, and 0.55% for Class Z shares through November 30, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PCWAX	PCWCX	PCWRX	TGMBX	PCWQX
CUSIP	875921694	875921686	875921660	875921702	875921678

MF229E

PGIM QMA SMALL-CAP VALUE FUND

ANNUAL REPORT

JULY 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped large-cap US and emerging market stocks post gains during the period, while US small caps and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Small-Cap Value Fund

September 15, 2020

PGIM QMA Small-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–31.02	–3.80	N/A	–2.03 (2/14/14)
(without sales charges)	–27.01	–2.70	N/A	–1.17 (2/14/14)
Class C
(with sales charges)	–28.49	–3.52	N/A	–4.29 (6/19/15)
(without sales charges)	–27.80	–3.52	N/A	–4.29 (6/19/15)
Class R
(without sales charges)	–27.08	–2.89	4.78	—
Class Z
(without sales charges)	–26.66	–2.37	5.33	—
Class R2
(without sales charges)	–26.96	N/A	N/A	–15.51 (12/28/17)
Class R4
(without sales charges)	–26.80	N/A	N/A	–15.30 (12/28/17)
Class R6
(without sales charges)	–26.60	–2.30	N/A	–1.14 (9/25/14)
Russell 2000 Value Index
	–15.91	2.24	7.30	—
Russell 2000 Index
	–4.59	5.10	10.07	—

Average Annual Total Returns as of 7/31/20 Since Inception (%)
	Class A (2/14/14)	Class C (6/19/15)	Class R2, R4 (12/28/17)	Class R6 (9/25/14)
Russell 2000 Value Index
	2.67	1.64	–6.84	3.14
Russell 2000 Index
	5.69	4.78	–0.04	6.67

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2010) and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM QMA Small-Cap Value Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000® Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
Stifel Financial Corp.	Capital Markets	1.1%
Sabra Health Care REIT, Inc.	Equity Real Estate Investment Trusts (REITs)	1.0%
Radian Group, Inc.	Thrifts & Mortgage Finance	1.0%
Meritage Homes Corp.	Household Durables	1.0%
Taylor Morrison Home Corp.	Household Durables	1.0%
Altra Industrial Motion Corp.	Machinery	1.0%
American Equity Investment Life Holding Co.	Insurance	0.9%
KB Home	Household Durables	0.9%
TRI Pointe Group, Inc.	Household Durables	0.9%
Valley National Bancorp	Banks	0.9%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA Small-Cap Value Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Small-Cap Value Fund’s Class Z shares returned -26.66% in the 12-month reporting period that ended July 31, 2020, underperforming the -15.91% return of the Russell 2000 Value Index (the Index).

What were the market conditions?

•

During the first half of the reporting period, US equities reached all-time highs despite ongoing trade disputes and signs of slowing global economic growth. After peaking on February 21, 2020, however, the markets suffered their worst weekly drop in a decade during the last week of February based on concerns surrounding the global spread of COVID-19. Amid increasing fears the COVID-19 pandemic could tip the world economy into recession, investors sold risky assets in March and pushed the stock market to its worst quarterly performance since the global financial crisis in 2008. Stocks rallied during the second quarter of 2020, fueled by massive monetary and fiscal stimulus measures, reports about potential COVID-19 vaccines and treatments, improving employment and retail sales data, and states reopening their economies. At the end of the quarter, however, investors’ optimism cooled as several states announced plans to scale back their reopening after a spike in COVID-19 cases. In spite of weak macroeconomic data and fears of a resurgence of COVID-19, US equities resumed their rally in July, aided by ongoing stimulus measures and strong corporate earnings results.

•

US small-cap equities underperformed their large-cap and mid-cap counterparts during the reporting period. Small-cap stocks (as measured by the Russell 2000 Index) fell 4.59%, while mid-cap stocks (as measured by the Russell Midcap Index) rose 2.04%, and large-cap stocks (as measured by the Russell 1000 Index) gained 12.03%.

•

Value stocks significantly underperformed growth stocks within each of the market-cap indices. In the small-cap space, the Russell 2000 Value Index lagged the Russell 2000 Growth Index by nearly 22% (-15.91% vs. 6%).

What worked?

•	The Fund outperformed the Index in only two sectors: consumer staples and consumer discretionary.

•	Relative gains in consumer staples came from an overweight among food & staples retailers, whose stocks rallied due to the high demand for their products brought on by the pandemic.

•	Relative gains in consumer discretionary were mainly driven by overweight positions among homebuilders, whose shares were helped by historically low interest rates.

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What didn’t work?

•

QMA uses a systematic process to select stocks that trade at a discount to their fundamental values but show positive business prospects. This deep-value focus favors stocks that exhibit the highest earnings yields, cash flow yields, and book yields within QMA’s investable universe.

•	During the reporting period, this deep-value strategy drove the Fund’s underperformance, as cheaper stocks lagged their more expensive counterparts.

•

The period was one of the most challenging ever for deep-value stocks, as growth significantly outperformed value and all of the fundamental measures QMA uses to evaluate stocks (e.g., book/price, cash flow/price, earnings/price, and business prospects) were out of favor.

•	At the sector level, the Fund’s most significant relative detractors came from the financials, real estate, and information technology sectors.

•

Within financials, underperformance was driven by overweight positions among inexpensive banks and mortgage real estate investment trusts (REITs), which were hit particularly hard by the negative impact of COVID-19 on economic growth.

•

Within real estate, overweight positioning among inexpensive hotel & resort REITS detracted from relative performance. These companies were hurt by travel bans and stay-at-home orders that kept customers away.

•

Within information technology, relative underperformance was driven by the Fund’s underweight positions in expensive semiconductors and communications equipment stocks, which performed well overall during the period.

Did the Fund hold derivatives?

The Fund did not hold any derivatives.

Current outlook

•

The trend of cheaper stocks underperforming their more expensive counterparts within the Index that occurred throughout 2018-2019 accelerated in the first quarter of 2020, which was a major headwind for the Fund. In the second quarter of 2020, however, cheaper stocks within the Index rebounded, and the Fund responded positively to the improved environment for deep value.

•

QMA believes there is a significant opportunity for further recovery in deep-value stocks. With a historically wide dispersion in valuations between cheap and expensive stocks, QMA’s model emphasizes companies with high book yields (book/price). QMA’s research shows that earnings yield (earnings/price) is the most effective measure of identifying value in typical economic environments. Book/price ratios are more useful

PGIM QMA Small-Cap Value Fund	9

Strategy and Performance Overview (continued)

when many companies have negative earnings, which QMA expects to occur in the coming quarters. Using book value in greater proportion better positions the Fund, in QMA’s view, toward companies that it expects to outperform should value recover and the dispersion in valuations reverts to its narrower norm. QMA was encouraged by the strong performance of book value and its beneficial contribution to the Fund’s return during the second-quarter rally.

•

Exogenous events such as the COVID-19 pandemic create significant departures from fundamental valuations. These periods of heightened risk are historically followed by an eventual return to more fundamental drivers of returns. While the time frame for this remains uncertain, QMA fully expects the same outcome. QMA regards the combination of fundamental insights from its models, along with prudent risk controls, as the most effective approach to navigating the market environment in the months ahead.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Small-Cap Value Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Small-Cap Value Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$740.10	1.22%	$5.28
	Hypothetical	$1,000.00	$1,018.80	1.22%	$6.12
Class C	Actual	$1,000.00	$736.30	2.26%	$9.76
	Hypothetical	$1,000.00	$1,013.63	2.26%	$11.31
Class R	Actual	$1,000.00	$740.30	1.31%	$5.67
	Hypothetical	$1,000.00	$1,018.35	1.31%	$6.57
Class Z	Actual	$1,000.00	$742.70	0.70%	$3.03
	Hypothetical	$1,000.00	$1,021.38	0.70%	$3.52
Class R2	Actual	$1,000.00	$740.90	1.14%	$4.93
	Hypothetical	$1,000.00	$1,019.19	1.14%	$5.72
Class R4	Actual	$1,000.00	$741.70	0.89%	$3.85
	Hypothetical	$1,000.00	$1,020.44	0.89%	$4.47
Class R6	Actual	$1,000.00	$742.80	0.69%	$2.99
	Hypothetical	$1,000.00	$1,021.43	0.69%	$3.47

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS 99.4%

Air Freight & Logistics 0.9%
Atlas Air Worldwide Holdings, Inc.*	88,028	$4,584,498

Airlines 2.2%
Hawaiian Holdings, Inc.(a)	226,200	2,689,518
JetBlue Airways Corp.*(a)	167,900	1,736,086
Mesa Air Group, Inc.*	149,900	464,690
SkyWest, Inc.	130,868	3,443,137
Spirit Airlines, Inc.*(a)	211,700	3,346,977

		11,680,408

Auto Components 4.2%
Adient PLC*	263,300	4,381,312
American Axle & Manufacturing Holdings, Inc.*(a)	519,100	3,664,846
Cooper Tire & Rubber Co.(a)	148,100	4,599,986
Cooper-Standard Holdings, Inc.*	75,000	803,250
Dana, Inc.	386,900	4,422,267
Modine Manufacturing Co.*	332,000	1,806,080
Tenneco, Inc. (Class A Stock)*(a)	390,700	2,895,087

		22,572,828

Banks 19.7%
Ameris Bancorp	120,600	2,782,845
Atlantic Union Bankshares Corp.	87,000	1,963,590
BancorpSouth Bank	52,200	1,092,546
Banner Corp.	39,300	1,392,399
Berkshire Hills Bancorp, Inc.	156,804	1,561,768
Boston Private Financial Holdings, Inc.	207,300	1,219,961
Byline Bancorp, Inc.(a)	32,200	417,312
Cadence BanCorp	330,800	2,583,548
Camden National Corp.	17,125	542,691
Cathay General Bancorp(a)	108,200	2,616,276
CNB Financial Corp.	34,399	561,736
Columbia Banking System, Inc.(a)	11,700	338,481
Community Trust Bancorp, Inc.	81,566	2,496,735
ConnectOne Bancorp, Inc.	118,600	1,635,494
Customers Bancorp, Inc.*(a)	190,030	2,251,856
Dime Community Bancshares, Inc.	18,583	218,257
Eagle Bancorp, Inc.	12,800	385,024
Enterprise Financial Services Corp.	2,800	81,368
Financial Institutions, Inc.	144,527	2,134,664
First BanCorp. (Puerto Rico)	78,500	427,040

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	13

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
First Bancorp/Southern Pines NC	12,800	$264,448
First Busey Corp.	41,100	702,810
First Business Financial Services, Inc.	18,800	279,556
First Commonwealth Financial Corp.	20,900	164,483
First Financial Bancorp	239,351	3,330,569
First Financial Corp.	80,359	2,686,401
First Merchants Corp.	62,400	1,524,432
First Midwest Bancorp, Inc.	258,400	3,135,684
Fulton Financial Corp.	309,300	3,000,210
Great Southern Bancorp, Inc.	28,063	1,012,232
Great Western Bancorp, Inc.	167,500	2,177,500
Hancock Whitney Corp.	155,300	2,960,018
Hanmi Financial Corp.	68,178	629,283
Heartland Financial USA, Inc.	96,904	3,027,281
Hilltop Holdings, Inc.	132,903	2,587,621
Home BancShares, Inc.(a)	103,700	1,693,421
Hope Bancorp, Inc.	384,116	3,238,098
Horizon Bancorp, Inc.	33,331	336,976
Independent Bank Group, Inc.(a)	73,100	3,211,283
International Bancshares Corp.	82,482	2,509,102
Investors Bancorp, Inc.	49,400	401,128
Lakeland Bancorp, Inc.	150,327	1,530,329
Midland States Bancorp, Inc.	30,100	424,109
MidWestOne Financial Group, Inc.	22,962	415,153
OceanFirst Financial Corp.	193,200	2,959,824
Old National Bancorp(a)	197,943	2,769,223
Pacific Premier Bancorp, Inc.	124,000	2,605,240
Peapack-Gladstone Financial Corp.	82,679	1,346,014
QCR Holdings, Inc.	23,600	705,168
Renasant Corp.(a)	138,100	3,208,063
S&T Bancorp, Inc.(a)	25,563	549,605
Sandy Spring Bancorp, Inc.	125,200	2,894,624
Simmons First National Corp. (Class A Stock)(a)	212,200	3,520,398
South State Corp.	84,485	4,026,555
Towne Bank	8,500	149,940
Trustmark Corp.	6,600	148,632
United Bankshares, Inc.(a)	107,800	2,837,296
United Community Banks, Inc.	9,200	164,956
Univest Financial Corp.	30,100	460,229
Valley National Bancorp(a)	658,100	4,916,007
Veritex Holdings, Inc.	76,600	1,280,752
WesBanco, Inc.	129,048	2,559,022

		105,047,266

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets 1.4%
Oppenheimer Holdings, Inc. (Class A Stock)	84,900	$1,799,031
Stifel Financial Corp.	117,200	5,681,856

		7,480,887

Chemicals 1.0%
AdvanSix, Inc.*	36,300	451,935
Kraton Corp.*	178,100	2,342,015
Minerals Technologies, Inc.	37,600	1,762,688
Olin Corp.	72,500	814,900

		5,371,538

Commercial Services & Supplies 1.5%
ACCO Brands Corp.(a)	607,741	3,962,471
ADT, Inc.(a)	150,700	1,297,527
Matthews International Corp. (Class A Stock)	65,100	1,406,160
Quad/Graphics, Inc.(a)	213,771	664,828
Viad Corp.	11,000	159,060
VSE Corp.(a)	24,800	697,624

		8,187,670

Communications Equipment 0.3%
Applied Optoelectronics, Inc.*(a)	15,500	220,255
Comtech Telecommunications Corp.	43,600	715,912
NetScout Systems, Inc.*(a)	15,900	404,814

		1,340,981

Construction & Engineering 0.2%
Tutor Perini Corp.*(a)	107,900	1,269,983

Consumer Finance 2.1%
Encore Capital Group, Inc.*(a)	98,491	3,597,876
EZCORP, Inc. (Class A Stock)*	198,600	1,135,992
Navient Corp.	103,900	827,044
Nelnet, Inc. (Class A Stock)(a)	73,753	4,277,674
Regional Management Corp.*	78,500	1,192,415

		11,031,001

Diversified Consumer Services 0.7%
Laureate Education, Inc. (Class A Stock)*	308,600	3,913,048

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	15

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Financial Services 0.1%
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	22,500	$262,575
Cannae Holdings, Inc.*	2,200	82,896

		345,471

Diversified Telecommunication Services 0.1%
Liberty Latin America Ltd. (Chile) (Class A Stock)*	7,900	81,212
Liberty Latin America Ltd. (Chile) (Class C Stock)*(a)	28,400	290,532

		371,744

Electric Utilities 0.1%
ALLETE, Inc.	2,300	136,390
Portland General Electric Co.	3,900	172,107

		308,497

Electronic Equipment, Instruments & Components 2.2%
Arrow Electronics, Inc.*	22,400	1,604,288
Avnet, Inc.	66,500	1,776,880
Benchmark Electronics, Inc.	23,100	470,316
Kimball Electronics, Inc.*	7,900	104,912
MTS Systems Corp.	28,600	530,530
Sanmina Corp.*	83,600	2,481,248
ScanSource, Inc.*	46,800	1,074,060
TTM Technologies, Inc.*(a)	304,200	3,744,702

		11,786,936

Energy Equipment & Services 0.9%
Archrock, Inc.(a)	184,900	1,231,434
Liberty Oilfield Services, Inc. (Class A Stock)(a)	81,900	462,735
National Energy Services Reunited Corp.*	17,300	115,737
ProPetro Holding Corp.*	325,200	1,746,324
Select Energy Services, Inc. (Class A Stock)*	261,500	1,161,060

		4,717,290

Entertainment 0.1%
Marcus Corp. (The)	19,000	262,390

Equity Real Estate Investment Trusts (REITs) 9.3%
Apple Hospitality REIT, Inc.	77,600	684,432
Chatham Lodging Trust	275,900	1,437,439

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
CoreCivic, Inc.	133,200	$1,186,812
CorEnergy Infrastructure Trust, Inc.	6,700	58,692
CorePoint Lodging, Inc.	177,800	993,902
DiamondRock Hospitality Co.	432,200	1,996,764
Diversified Healthcare Trust	723,500	2,818,032
EPR Properties	31,600	904,708
Franklin Street Properties Corp.	599,500	3,147,375
Global Net Lease, Inc.	131,100	2,182,815
Hersha Hospitality Trust(a)	408,200	1,943,032
iStar, Inc.	26,800	311,148
Jernigan Capital, Inc.(a)	201,000	2,816,010
Kite Realty Group Trust	194,300	1,917,741
Macerich Co. (The)(a)	176,594	1,347,412
Office Properties Income Trust	157,618	3,964,093
Park Hotels & Resorts, Inc.	157,900	1,305,833
Pebblebrook Hotel Trust(a)	295,400	3,131,240
Preferred Apartment Communities, Inc. (Class A Stock)(a)	54,500	394,035
Retail Properties of America, Inc. (Class A Stock)	73,200	465,552
RLJ Lodging Trust(a)	453,200	3,630,132
RPT Realty	38,800	241,336
Sabra Health Care REIT, Inc.	375,100	5,528,974
Service Properties Trust	107,300	718,910
SITE Centers Corp.(a)	79,900	585,667
SL Green Realty Corp.	31,200	1,450,800
Summit Hotel Properties, Inc.	557,400	2,887,332
Sunstone Hotel Investors, Inc.	40,200	300,696
Xenia Hotels & Resorts, Inc.	173,400	1,380,264

		49,731,178

Food & Staples Retailing 2.7%
Andersons, Inc. (The)	97,000	1,379,340
Ingles Markets, Inc. (Class A Stock)(a)	93,505	3,763,576
SpartanNash Co.	178,590	3,754,855
United Natural Foods, Inc.*(a)	215,600	4,279,660
Weis Markets, Inc.(a)	22,300	1,110,986

		14,288,417

Food Products 0.2%
Darling Ingredients, Inc.*(a)	45,200	1,262,436
Seneca Foods Corp. (Class A Stock)*	1,700	66,606

		1,329,042

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	17

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities 0.0%
Spire, Inc.	3,200	$197,312

Health Care Providers & Services 1.0%
Acadia Healthcare Co., Inc.*(a)	7,500	223,575
Brookdale Senior Living, Inc.*	41,400	114,678
MEDNAX, Inc.*(a)	36,300	725,274
Owens & Minor, Inc.	253,310	4,073,225
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*(a)	13,400	260,764

		5,397,516

Hotels, Restaurants & Leisure 0.8%
Biglari Holdings, Inc. (Class B Stock)*(a)	6,600	428,538
Del Taco Restaurants, Inc.*	94,900	725,985
Marriott Vacations Worldwide Corp.	24,600	2,082,636
RCI Hospitality Holdings, Inc.(a)	39,300	474,744
Red Robin Gourmet Burgers, Inc.*(a)	36,000	314,640

		4,026,543

Household Durables 4.3%
Beazer Homes USA, Inc.*(a)	41,900	468,861
Ethan Allen Interiors, Inc.	47,300	560,032
KB Home	149,600	5,032,544
M/I Homes, Inc.*	38,500	1,602,755
Meritage Homes Corp.*	53,400	5,296,212
Taylor Morrison Home Corp.*(a)	221,300	5,189,485
TRI Pointe Group, Inc.*	296,300	4,954,136

		23,104,025

Insurance 3.9%
American Equity Investment Life Holding Co.(a)	198,777	5,058,875
CNO Financial Group, Inc.	324,100	4,893,910
Employers Holdings, Inc.	88,998	2,894,215
Enstar Group Ltd. (Bermuda)*	5,300	890,135
FBL Financial Group, Inc. (Class A Stock)	42,068	1,463,125
Genworth Financial, Inc. (Class A Stock)*	387,600	790,704
National General Holdings Corp.	40,300	1,369,797
National Western Life Group, Inc. (Class A Stock)(a)	17,600	3,428,304

		20,789,065

Interactive Media & Services 0.6%
Cars.com, Inc.*(a)	414,000	3,361,680

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 0.4%
Conduent, Inc.*	40,700	$77,737
DXC Technology Co.	110,500	1,979,055

		2,056,792

Machinery 2.1%
Altra Industrial Motion Corp.(a)	148,200	5,072,886
EnPro Industries, Inc.(a)	9,100	434,343
Gates Industrial Corp. PLC*	96,900	1,021,326
Greenbrier Cos., Inc. (The)(a)	28,900	743,597
Lydall, Inc.*	124,500	2,016,900
Manitowoc Co., Inc. (The)*	38,500	410,410
NN, Inc.(a)	173,700	913,662
Park-Ohio Holdings Corp.(a)	8,000	115,360
Wabash National Corp.	23,500	267,665

		10,996,149

Marine 0.5%
Costamare, Inc. (Monaco)(a)	634,500	2,886,975

Media 1.1%
Emerald Holding, Inc.	262,700	714,544
Entercom Communications Corp. (Class A Stock)(a)	604,000	845,600
Gray Television, Inc.*(a)	206,000	2,954,040
iHeartMedia, Inc. (Class A Stock)*(a)	32,300	270,028
Saga Communications, Inc. (Class A Stock)	3,410	79,726
TEGNA, Inc.	84,400	994,232

		5,858,170

Metals & Mining 2.6%
Allegheny Technologies, Inc.*(a)	263,600	2,290,684
Carpenter Technology Corp.	89,800	2,007,928
Commercial Metals Co.(a)	81,400	1,683,352
Schnitzer Steel Industries, Inc. (Class A Stock)(a)	217,800	4,007,520
SunCoke Energy, Inc.	357,400	1,140,106
United States Steel Corp.(a)	123,300	821,178
Warrior Met Coal, Inc.	136,000	2,165,120

		14,115,888

Mortgage Real Estate Investment Trusts (REITs) 4.3%
Anworth Mortgage Asset Corp.	171,500	310,415
Apollo Commercial Real Estate Finance, Inc.(a)	298,883	2,779,612

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	19

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ares Commercial Real Estate Corp.	36,800	$335,984
Arlington Asset Investment Corp. (Class A Stock)	238,296	648,165
ARMOUR Residential REIT, Inc.	189,700	1,771,798
Blackstone Mortgage Trust, Inc. (Class A Stock)	159,800	3,846,386
Capstead Mortgage Corp.	22,300	137,145
Cherry Hill Mortgage Investment Corp.	135,014	1,246,179
Chimera Investment Corp.(a)	174,900	1,572,351
Colony Credit Real Estate, Inc.(a)	21,700	136,710
Dynex Capital, Inc.	117,535	1,815,916
Ellington Financial, Inc.	43,200	508,032
Granite Point Mortgage Trust, Inc.(a)	151,500	1,028,685
Invesco Mortgage Capital, Inc.(a)	389,288	1,195,114
KKR Real Estate Finance Trust, Inc.	56,300	937,395
Ladder Capital Corp.	122,168	949,246
New York Mortgage Trust, Inc.	254,300	666,266
Ready Capital Corp.	64,213	514,988
TPG RE Finance Trust, Inc.	169,000	1,466,920
Two Harbors Investment Corp.(a)	112,000	608,160
Western Asset Mortgage Capital Corp.(a)	287,300	606,203

		23,081,670

Multiline Retail 1.2%
Big Lots, Inc.(a)	75,900	2,985,906
Dillard’s, Inc. (Class A Stock)(a)	77,200	1,818,060
Macy’s, Inc.	230,900	1,399,254

		6,203,220

Multi-Utilities 0.1%
Black Hills Corp.	4,700	271,942

Oil, Gas & Consumable Fuels 5.5%
Arch Resources, Inc.	31,100	964,722
Berry Corp.(a)	281,900	1,326,339
Bonanza Creek Energy, Inc.*	110,000	2,000,900
Cimarex Energy Co.	5,300	129,638
CNX Resources Corp.*(a)	315,600	3,045,540
CONSOL Energy, Inc.*(a)	138,200	812,616
Continental Resources, Inc.(a)	20,100	347,529
Delek US Holdings, Inc.(a)	11,900	208,012
DHT Holdings, Inc.	57,000	323,760
Diamond S Shipping, Inc.*	28,800	252,864
Diamondback Energy, Inc.	21,700	864,962
Dorian LPG Ltd.*(a)	42,600	363,804

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
EQT Corp.	72,500	$1,052,700
Frontline Ltd. (Norway)(a)	36,200	289,600
Gulfport Energy Corp.*(a)	123,900	125,139
HollyFrontier Corp.	45,100	1,240,250
International Seaways, Inc.	20,200	348,854
Matador Resources Co.*(a)	272,200	2,362,696
Montage Resources Corp.*(a)	66,200	283,998
Ovintiv, Inc.(a)	240,300	2,328,507
Parsley Energy, Inc. (Class A Stock)	166,500	1,828,170
PBF Energy, Inc. (Class A Stock)(a)	122,900	1,066,772
PDC Energy, Inc.*(a)	18,600	265,236
Peabody Energy Corp.	373,200	1,164,384
Penn Virginia Corp.*(a)	109,400	1,084,154
Renewable Energy Group, Inc.*(a)	50,500	1,392,790
Southwestern Energy Co.*(a)	767,700	1,865,511
Talos Energy, Inc.*(a)	84,700	576,807
World Fuel Services Corp.	63,800	1,501,214

		29,417,468

Paper & Forest Products 1.4%
Clearwater Paper Corp.*	50,200	1,853,384
Domtar Corp.	97,100	2,038,129
Verso Corp. (Class A Stock)	271,428	3,314,136

		7,205,649

Personal Products 0.7%
Edgewell Personal Care Co.*	116,300	3,476,207

Pharmaceuticals 0.1%
Lannett Co., Inc.*(a)	126,200	750,890

Professional Services 0.8%
Kelly Services, Inc. (Class A Stock)	181,100	2,682,091
TrueBlue, Inc.*	105,900	1,634,037

		4,316,128

Real Estate Management & Development 0.9%
RE/MAX Holdings, Inc. (Class A Stock)	2,100	67,977
Realogy Holdings Corp.(a)	513,200	4,649,592

		4,717,569

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	21

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 1.2%
ArcBest Corp.	135,700	$4,123,923
Covenant Logistics Group, Inc. (Class A Stock)*	149,600	2,520,760

		6,644,683

Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.*	36,100	490,780
Photronics, Inc.*	14,600	173,448

		664,228

Specialty Retail 5.8%
Abercrombie & Fitch Co. (Class A Stock)(a)	333,700	3,213,531
Bed Bath & Beyond, Inc.(a)	431,700	4,670,994
Caleres, Inc.(a)	88,900	560,959
Cato Corp. (The) (Class A Stock)	164,100	1,179,879
Citi Trends, Inc.	28,100	483,882
Conn’s, Inc.*(a)	104,000	1,035,840
Container Store Group, Inc. (The)*(a)	52,300	180,435
Designer Brands, Inc. (Class A Stock)(a)	155,700	920,187
Genesco, Inc.*	140,200	2,180,110
Group 1 Automotive, Inc.	37,000	3,108,740
Guess?, Inc.(a)	23,900	247,126
Hibbett Sports, Inc.*(a)	157,200	3,645,468
MarineMax, Inc.*	120,300	3,337,122
ODP Corp. (The)(a)	89,780	1,981,445
Signet Jewelers Ltd.(a)	328,000	3,522,720
Sonic Automotive, Inc. (Class A Stock)(a)	16,100	613,732

		30,882,170

Technology Hardware, Storage & Peripherals 0.3%
Xerox Holdings Corp.	108,200	1,801,530

Textiles, Apparel & Luxury Goods 0.4%
Fossil Group, Inc.*(a)	39,900	132,069
G-III Apparel Group Ltd.*(a)	200,900	1,986,901
Movado Group, Inc.(a)	13,700	132,068

		2,251,038

Thrifts & Mortgage Finance 4.8%
Essent Group Ltd.	87,600	3,138,708
Federal Agricultural Mortgage Corp. (Class C Stock)	1,762	104,856
Flagstar Bancorp, Inc.	117,600	3,690,288

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
Meta Financial Group, Inc.	31,200	$582,192
Mr. Cooper Group, Inc.*	214,300	3,499,519
Northwest Bancshares, Inc.	37,400	368,390
PennyMac Financial Services, Inc.	24,415	1,178,268
Premier Financial Corp.	70,082	1,239,050
Provident Financial Services, Inc.	178,620	2,438,163
Radian Group, Inc.	368,966	5,504,973
Washington Federal, Inc.(a)	33,900	791,226
WSFS Financial Corp.	111,600	3,183,948

		25,719,581

Tobacco 0.4%
Universal Corp.	46,300	1,952,008

Trading Companies & Distributors 4.0%
Air Lease Corp.(a)	63,100	1,654,482
Beacon Roofing Supply, Inc.*	114,600	3,570,936
CAI International, Inc.*	217,806	3,748,441
GATX Corp.(a)	20,900	1,274,691
GMS, Inc.*	7,200	168,696
MRC Global, Inc.*	30,600	182,070
Rush Enterprises, Inc. (Class A Stock)	19,800	942,084
Textainer Group Holdings Ltd. (China)*	292,200	2,466,168
Triton International Ltd. (Bermuda)	142,300	4,478,181
WESCO International, Inc.*	76,300	2,965,781

		21,451,530

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	62,200	1,207,924

TOTAL COMMON STOCKS (cost $668,639,699)		530,426,623

EXCHANGE-TRADED FUND 0.2%
iShares Russell 2000 Value ETF(a) (cost $1,054,294)	11,000	1,094,500

TOTAL LONG-TERM INVESTMENTS (cost $669,693,993)		531,521,123

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	23

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

SHORT-TERM INVESTMENTS 22.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	2,427,601	$2,427,601
PGIM Institutional Money Market Fund (cost $116,297,280; includes $116,253,319 of cash collateral for securities on loan)(b)(w)	116,411,178	116,399,537

TOTAL SHORT-TERM INVESTMENTS (cost $118,724,881)		118,827,138

TOTAL INVESTMENTS 121.9%
(cost $788,418,874)		650,348,261
Liabilities in excess of other assets (21.9)%		(116,695,831)

NET ASSETS 100.0%		$533,652,430

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $111,790,355; cash collateral of $116,253,319 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

24

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Air Freight & Logistics	$4,584,498	$—	$—
Airlines	11,680,408	—	—
Auto Components	22,572,828	—	—
Banks	105,047,266	—	—
Capital Markets	7,480,887	—	—
Chemicals	5,371,538	—	—
Commercial Services & Supplies	8,187,670	—	—
Communications Equipment	1,340,981	—	—
Construction & Engineering	1,269,983	—	—
Consumer Finance	11,031,001	—	—
Diversified Consumer Services	3,913,048	—	—
Diversified Financial Services	345,471	—	—
Diversified Telecommunication Services	371,744	—	—
Electric Utilities	308,497	—	—
Electronic Equipment, Instruments & Components	11,786,936	—	—
Energy Equipment & Services	4,717,290	—	—
Entertainment	262,390	—	—
Equity Real Estate Investment Trusts (REITs)	49,731,178	—	—
Food & Staples Retailing	14,288,417	—	—
Food Products	1,329,042	—	—
Gas Utilities	197,312	—	—
Health Care Providers & Services	5,397,516	—	—
Hotels, Restaurants & Leisure	4,026,543	—	—
Household Durables	23,104,025	—	—
Insurance	20,789,065	—	—
Interactive Media & Services	3,361,680	—	—
IT Services	2,056,792	—	—
Machinery	10,996,149	—	—
Marine	2,886,975	—	—
Media	5,858,170	—	—
Metals & Mining	14,115,888	—	—
Mortgage Real Estate Investment Trusts (REITs)	23,081,670	—	—
Multiline Retail	6,203,220	—	—
Multi-Utilities	271,942	—	—
Oil, Gas & Consumable Fuels	29,417,468	—	—
Paper & Forest Products	7,205,649	—	—
Personal Products	3,476,207	—	—
Pharmaceuticals	750,890	—	—
Professional Services	4,316,128	—	—
Real Estate Management & Development	4,717,569	—	—
Road & Rail	6,644,683	—	—
Semiconductors & Semiconductor Equipment	664,228	—	—
Specialty Retail	30,882,170	—	—
Technology Hardware, Storage & Peripherals	1,801,530	—	—
Textiles, Apparel & Luxury Goods	2,251,038	—	—

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	25

Schedule of Investments (continued)

as of July 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$25,719,581	$—	$—
Tobacco	1,952,008	—	—
Trading Companies & Distributors	21,451,530	—	—
Wireless Telecommunication Services	1,207,924	—	—
Exchange-Traded Fund	1,094,500	—	—
Affiliated Mutual Funds	118,827,138	—	—

Total	$650,348,261	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (21.8% represents investments purchased with collateral from securities on loan)	22.3%	Air Freight & Logistics	0.9%
Banks	19.7	Professional Services	0.8
Equity Real Estate Investment Trusts (REITs)	9.3	Hotels, Restaurants & Leisure	0.8
Specialty Retail	5.8	Diversified Consumer Services	0.7
Oil, Gas & Consumable Fuels	5.5	Personal Products	0.7
Thrifts & Mortgage Finance	4.8	Interactive Media & Services	0.6
Household Durables	4.3	Marine	0.5
Mortgage Real Estate Investment Trusts (REITs)	4.3	Textiles, Apparel & Luxury Goods	0.4
Auto Components	4.2	IT Services	0.4
Trading Companies & Distributors	4.0	Tobacco	0.4
Insurance	3.9	Technology Hardware, Storage & Peripherals	0.3
Food & Staples Retailing	2.7	Communications Equipment	0.3
Metals & Mining	2.6	Food Products	0.2
Electronic Equipment, Instruments & Components	2.2	Construction & Engineering	0.2
Airlines	2.2	Wireless Telecommunication Services	0.2
Consumer Finance	2.1	Exchange-Traded Fund	0.2
Machinery	2.1	Pharmaceuticals	0.1
Commercial Services & Supplies	1.5	Semiconductors & Semiconductor Equipment	0.1
Capital Markets	1.4	Diversified Telecommunication Services	0.1
Paper & Forest Products	1.4	Diversified Financial Services	0.1
Road & Rail	1.2	Electric Utilities	0.1
Multiline Retail	1.2	Multi-Utilities	0.1
Media	1.1	Entertainment	0.1
Health Care Providers & Services	1.0
Chemicals	1.0
Real Estate Management & Development	0.9
Energy Equipment & Services	0.9

See Notes to Financial Statements.

26

Industry Classification (continued):

Gas Utilities	0.0 *%

121.9
Liabilities in excess of other assets	(21.9)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$111,790,355	$(111,790,355)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	27

Statement of Assets and Liabilities

as of July 31, 2020

Assets
Investments at value, including securities on loan of $111,790,355:
Unaffiliated investments (cost $669,693,993)	$531,521,123
Affiliated investments (cost $118,724,881)	118,827,138
Dividends receivable	678,135
Receivable for Fund shares sold	629,073

Total Assets	651,655,469

Liabilities
Payable to broker for collateral for securities on loan	116,253,319
Payable for Fund shares reacquired	978,521
Accrued expenses and other liabilities	388,308
Management fee payable	266,334
Distribution fee payable	66,265
Affiliated transfer agent fee payable	48,865
Trustees’ fees payable	1,427

Total Liabilities	118,003,039

Net Assets	$533,652,430

Net assets were comprised of:
Shares of beneficial interest, at par	$46,955
Paid-in capital in excess of par	808,876,103
Total distributable earnings (loss)	(275,270,628)

Net assets, July 31, 2020	$533,652,430

See Notes to Financial Statements.

28

Class A
Net asset value, redemption price per share, ($71,927,808 ÷ 6,312,594 shares of beneficial interest issued and outstanding)	$11.39
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$12.05

Class C
Net asset value, offering price and redemption price per share, ($5,782,122 ÷ 507,566 shares of beneficial interest issued and outstanding)	$11.39

Class R
Net asset value, offering price and redemption price per share, ($110,952,581 ÷ 9,881,922 shares of beneficial interest issued and outstanding)	$11.23

Class Z
Net asset value, offering price and redemption price per share, ($150,272,371 ÷ 13,183,938 shares of beneficial interest issued and outstanding)	$11.40

Class R2
Net asset value, offering price and redemption price per share, ($291,957 ÷ 25,656 shares of beneficial interest issued and outstanding)	$11.38

Class R4
Net asset value, offering price and redemption price per share, ($926,782 ÷ 81,276 shares of beneficial interest issued and outstanding)	$11.40

Class R6
Net asset value, offering price and redemption price per share, ($193,498,809 ÷ 16,962,086 shares of beneficial interest issued and outstanding)	$11.41

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	29

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,238 foreign withholding tax)	$18,998,512
Income from securities lending, net (including affiliated income of $590,670)	985,884
Affiliated dividend income	21,459

Total income	20,005,855

Expenses
Management fee	4,711,925
Distribution fee(a)	1,235,401
Shareholder servicing fees(a)	1,216
Transfer agent’s fees and expenses (including affiliated expense of $322,438)(a)	649,512
Custodian and accounting fees	139,259
Registration fees(a)	119,914
Shareholders’ reports	106,693
Audit fee	31,975
Legal fees and expenses	24,190
Trustees’ fees	23,057
Miscellaneous	121,324

Total expenses	7,164,466
Less: Fee waiver and/or expense reimbursement(a)	(83,666)
Distribution fee waiver(a)	(337,100)

Net expenses	6,743,700

Net investment income (loss)	13,262,155

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(176,063))	(128,850,845)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $82,147)	(94,827,211)

Net gain (loss) on investment transactions	(223,678,056)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(210,415,901)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	277,582	84,557	872,508	—	754	—	—
Shareholder servicing fees	—	—	—	—	302	914	—
Transfer agent’s fees and expenses	216,176	32,959	162,687	230,863	605	1,600	4,622
Registration fees	16,271	15,101	18,329	23,370	15,301	15,301	16,241
Fee waiver and/or expense reimbursement	(9,253)	(846)	(11,633)	(30,756)	(15,491)	(15,687)	—
Distribution fee waiver	(46,263)	—	(290,837)	—	—	—	—

See Notes to Financial Statements.

30

Statements of Changes in Net Assets

	Year Ended July 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,262,155	$22,042,429
Net realized gain (loss) on investment transactions	(128,850,845)	55,523,977
Net change in unrealized appreciation (depreciation) on investments	(94,827,211)	(282,664,548)

Net increase (decrease) in net assets resulting from operations	(210,415,901)	(205,098,142)

Dividends and Distributions
Distributions from distributable earnings
Class A	(5,992,876)	(9,575,305)
Class C	(469,895)	(2,211,007)
Class R	(6,576,700)	(11,255,549)
Class Z	(20,502,176)	(60,412,692)
Class R2	(18,357)	(19,556)
Class R4	(74,887)	(766)
Class R6	(18,877,072)	(32,451,884)

	(52,511,963)	(115,926,759)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	217,585,808	222,921,605
Net asset value of shares issued in reinvestment of dividends and distributions	49,169,832	111,161,668
Cost of shares reacquired	(710,576,365)	(347,999,658)

Net increase (decrease) in net assets from Fund share transactions	(443,820,725)	(13,916,385)

Total increase (decrease)	(706,748,589)	(334,941,286)

Net Assets:
Beginning of year	1,240,401,019	1,575,342,305

End of year	$533,652,430	$1,240,401,019

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	31

Notes to Financial Statements

1.   Organization

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”).

These financial statements relate only to the PGIM QMA Small-Cap Value Fund (the “Fund”).

The investment objective of the Fund is above average capital appreciation.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

32

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end (other than exchange-traded mutual funds) funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its

PGIM QMA Small-Cap Value Fund	33

Notes to Financial Statements (continued)

subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the

34

securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment

PGIM QMA Small-Cap Value Fund	35

Notes to Financial Statements (continued)

to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% average daily net assets up to $2 billion and 0.575% of the Fund’s

36

average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended July 31, 2020.

The Manager has contractually agreed, through November 30, 2021, to waive and/or reimburse up to 0.01% of fees and expenses from the Fund to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.68% of the Fund’s average daily assets on an annualized basis. Separately, the Manager has contractually agreed, through November 30, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.14% of average daily net assets for Class R2 shares or 0.89% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through November 30, 2021 to reduce such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 and Class R4 shares, a shareholder service fee at an annual rate of up to

PGIM QMA Small-Cap Value Fund	37

Notes to Financial Statements (continued)

0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended July 31, 2020, PIMS received $65,234 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2020, PIMS received $243 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended July 31, 2020, no 17a-7 transactions were entered into by the Fund.

38

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2020, were $416,800,194 and $894,929,448, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$4,553,616	$154,056,333	$156,182,348	$—	$—	$2,427,601	2,427,601	$21,459

PGIM Institutional Money Market Fund*
156,319,638	755,590,075	795,416,260	82,147	(176,063)	116,399,537	116,411,178	590,670	**

$160,873,254	$909,646,408	$951,598,608	$82,147	$(176,063)	$118,827,138		$612,129

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.   Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

The tax character of distributions paid during the tax year ended October 31, 2019 were $63,821,630 of ordinary income and $52,105,129 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2018 were $76,889,522 of ordinary income and $115,901,286 of long-term capital gains.

As of the latest tax year ended October 31, 2019, the accumulated undistributed earnings on a tax basis were $23,993,221 of ordinary income and $22,986,122 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$803,869,169	$53,902,013	$(207,422,921)	$(153,520,908)

PGIM QMA Small-Cap Value Fund	39

Notes to Financial Statements (continued)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four tax years up to the most recent tax year ended October 31, 2019 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	874	0.1%
Class R	9,218,871	93.3%
Class Z	486,582	3.7%
Class R2	568	2.2%
Class R4	570	0.7%

40

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of	Percentage of	Number of	Percentage of
Shareholders	Outstanding Shares	Shareholders	Outstanding Shares
1	20.3%	4	42.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2020:
Shares sold	519,299	$6,794,850
Shares issued in reinvestment of dividends and distributions	356,043	5,860,476
Shares reacquired	(1,585,551)	(22,188,415)

Net increase (decrease) in shares outstanding before conversion	(710,209)	(9,533,089)
Shares issued upon conversion from other share class(es)	47,342	571,089
Shares reacquired upon conversion into other share class(es)	(75,514)	(1,096,851)

Net increase (decrease) in shares outstanding	(738,381)	$(10,058,851)

Year ended July 31, 2019:
Shares sold	505,377	$8,904,793
Shares issued in reinvestment of dividends and distributions	611,259	9,327,812
Shares reacquired	(1,328,083)	(22,999,915)

Net increase (decrease) in shares outstanding before conversion	(211,447)	(4,767,310)
Shares issued upon conversion from other share class(es)	875,416	15,014,299
Shares reacquired upon conversion into other share class(es)	(128,779)	(2,354,525)

Net increase (decrease) in shares outstanding	535,190	$7,892,464

Class C
Year ended July 31, 2020:
Shares sold	94,815	$1,184,835
Shares issued in reinvestment of dividends and distributions	28,079	465,265
Shares reacquired	(268,417)	(3,737,937)

Net increase (decrease) in shares outstanding before conversion	(145,523)	(2,087,837)
Shares reacquired upon conversion into other share class(es)	(30,675)	(390,781)

Net increase (decrease) in shares outstanding	(176,198)	$(2,478,618)

Year ended July 31, 2019:
Shares sold	97,129	$1,704,040
Shares issued in reinvestment of dividends and distributions	142,042	2,181,765
Shares reacquired	(429,017)	(7,562,711)

Net increase (decrease) in shares outstanding before conversion	(189,846)	(3,676,906)
Shares reacquired upon conversion into other share class(es)	(875,270)	(15,109,932)

Net increase (decrease) in shares outstanding	(1,065,116)	$(18,786,838)

PGIM QMA Small-Cap Value Fund	41

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended July 31, 2020:
Shares sold	3,788,298	$33,178,840
Shares issued in reinvestment of dividends and distributions	405,219	6,576,700
Shares reacquired	(2,883,667)	(38,455,582)

Net increase (decrease) in shares outstanding	1,309,850	$1,299,958

Year ended July 31, 2019:
Shares sold	1,865,355	$30,019,153
Shares issued in reinvestment of dividends and distributions	747,381	11,255,549
Shares reacquired	(1,904,957)	(33,034,488)

Net increase (decrease) in shares outstanding	707,779	$8,240,214

Class Z
Year ended July 31, 2020:
Shares sold	6,055,480	$74,306,981
Shares issued in reinvestment of dividends and distributions	1,243,687	20,421,344
Shares reacquired	(28,441,606)	(411,146,356)

Net increase (decrease) in shares outstanding before conversion	(21,142,439)	(316,418,031)
Shares issued upon conversion from other share class(es)	81,589	1,183,377
Shares reacquired upon conversion into other share class(es)	(3,555,202)	(60,940,151)

Net increase (decrease) in shares outstanding	(24,616,052)	$(376,174,805)

Year ended July 31, 2019:
Shares sold	6,552,669	$113,039,784
Shares issued in reinvestment of dividends and distributions	3,680,081	56,010,840
Shares reacquired	(11,924,024)	(205,679,642)

Net increase (decrease) in shares outstanding before conversion	(1,691,274)	(36,629,018)
Shares issued upon conversion from other share class(es)	162,948	2,989,364
Shares reacquired upon conversion into other share class(es)	(36,132)	(626,971)

Net increase (decrease) in shares outstanding	(1,564,458)	$(34,266,625)

Class R2
Year ended July 31, 2020:
Shares sold	8,198	$94,892
Shares issued in reinvestment of dividends and distributions	1,117	18,357
Shares reacquired	(6,486)	(89,962)

Net increase (decrease) in shares outstanding	2,829	$23,287

Year ended July 31, 2019:
Shares sold	23,957	$412,473
Shares issued in reinvestment of dividends and distributions	1,283	19,556
Shares reacquired	(3,296)	(57,691)

Net increase (decrease) in shares outstanding	21,944	$374,338

42

Class R4	Shares	Amount
Year ended July 31, 2020:
Shares sold	91,497	$1,442,769
Shares issued in reinvestment of dividends and distributions	4,555	74,887
Shares reacquired	(15,316)	(164,493)

Net increase (decrease) in shares outstanding	80,736	$1,353,163

Year ended July 31, 2019:
Shares issued in reinvestment of dividends and distributions	51	$767

Net increase (decrease) in shares outstanding	51	$767

Class R6
Year ended July 31, 2020:
Shares sold	8,423,977	$100,582,641
Shares issued in reinvestment of dividends and distributions	958,783	15,752,803
Shares reacquired	(17,282,074)	(234,793,620)

Net increase (decrease) in shares outstanding before conversion	(7,899,314)	(118,458,176)
Shares issued upon conversion from other share class(es)	3,528,413	60,673,317

Net increase (decrease) in shares outstanding	(4,370,901)	$(57,784,859)

Year ended July 31, 2019:
Shares sold	3,950,123	$68,841,362
Shares issued in reinvestment of dividends and distributions	2,125,107	32,365,379
Shares reacquired	(4,528,102)	(78,665,211)

Net increase (decrease) in shares outstanding before conversion	1,547,128	22,541,530
Shares issued upon conversion from other share class(es)	4,864	87,765

Net increase (decrease) in shares outstanding	1,551,992	$22,629,295

8.   Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “RICs”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM QMA Small-Cap Value Fund	43

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the RICs in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2020. The average daily balance for the 130 days that the Fund had loans outstanding during the period was approximately $4,449,192, borrowed at a weighted average interest rate of 2.87%. The maximum loan outstanding amount during the period was $94,116,000. At July 31, 2020, the Fund did not have an outstanding loan amount.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or

44

guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

PGIM QMA Small-Cap Value Fund	45

Financial Highlights

Class A Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.46	$20.95	$21.32	$18.16	$25.21
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.23	0.26	0.26	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.35)	(3.17)	2.04	3.25	(0.07)
Total from investment operations	(4.17)	(2.94)	2.30	3.51	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.28)	(0.31)	(0.30)	(0.55)
Distributions from net realized gains	(0.42)	(1.27)	(2.36)	(0.05)	(6.75)
Total dividends and distributions	(0.90)	(1.55)	(2.67)	(0.35)	(7.30)
Net asset value, end of year	$11.39	$16.46	$20.95	$21.32	$18.16
Total Return(b):	(27.01)%	(13.47)%	11.31%	19.29%	3.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,928	$116,090	$136,533	$132,512	$116,997
Average net assets (000)	$92,527	$118,685	$133,270	$129,902	$121,788
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.07%	1.02%	0.96%	0.98%
Expenses before waivers and/or expense reimbursement	1.21%	1.13%	1.08%	1.02%	1.04%
Net investment income (loss)	1.31%	1.31%	1.27%	1.27%	1.67%
Portfolio turnover rate(e)	53%	80%	70%	95%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class C Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.48	$20.95	$21.32	$18.18	$25.19
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.12	0.10	0.10	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.40)	(3.20)	2.03	3.26	(0.06)
Total from investment operations	(4.35)	(3.08)	2.13	3.36	0.11
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.12)	(0.14)	(0.17)	(0.37)
Distributions from net realized gains	(0.42)	(1.27)	(2.36)	(0.05)	(6.75)
Total dividends and distributions	(0.74)	(1.39)	(2.50)	(0.22)	(7.12)
Net asset value, end of year	$11.39	$16.48	$20.95	$21.32	$18.18
Total Return(b):	(27.80)%	(14.22)%	10.44%	18.43%	3.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,782	$11,269	$36,638	$40,476	$30,257
Average net assets (000)	$8,456	$24,635	$38,734	$41,745	$30,498
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.22%	1.92%	1.81%	1.71%	1.73%
Expenses before waivers and/or expense reimbursement	2.23%	1.93%	1.82%	1.72%	1.74%
Net investment income (loss)	0.35%	0.66%	0.49%	0.49%	0.92%
Portfolio turnover rate(e)	53%	80%	70%	95%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	47

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.23	$20.66	$21.06	$17.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.20	0.21	0.21	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.24)	(3.13)	2.01	3.21	(0.07)
Total from investment operations	(4.13)	(2.93)	2.22	3.42	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.23)	(0.26)	(0.26)	(0.49)
Distributions from net realized gains	(0.42)	(1.27)	(2.36)	(0.05)	(6.75)
Total dividends and distributions	(0.87)	(1.50)	(2.62)	(0.31)	(7.24)
Net asset value, end of year	$11.23	$16.23	$20.66	$21.06	$17.95
Total Return(b):	(27.08)%	(13.63)%	11.05%	19.00%	3.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$110,953	$139,136	$162,502	$164,019	$152,186
Average net assets (000)	$116,334	$143,139	$165,270	$159,240	$145,703
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.31%	1.27%	1.26%	1.21%	1.23%
Expenses before waivers and/or expense reimbursement	1.57%	1.53%	1.52%	1.47%	1.49%
Net investment income (loss)	0.82%	1.16%	1.04%	1.03%	1.42%
Portfolio turnover rate(e)	53%	80%	70%	95%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.46	$20.95	$21.32	$18.14	$25.22
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.34	0.31	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.38)	(3.18)	2.02	3.27	(0.08)
Total from investment operations	(4.09)	(2.88)	2.36	3.58	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.34)	(0.37)	(0.35)	(0.62)
Distributions from net realized gains	(0.42)	(1.27)	(2.36)	(0.05)	(6.75)
Total dividends and distributions	(0.97)	(1.61)	(2.73)	(0.40)	(7.37)
Net asset value, end of year	$11.40	$16.46	$20.95	$21.32	$18.14
Total Return(b):	(26.66)%	(13.11)%	11.65%	19.66%	4.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$150,272	$622,093	$824,748	$981,061	$829,360
Average net assets (000)	$307,558	$698,954	$862,416	$940,720	$811,529
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.69%	0.69%	0.71%	0.73%
Expenses before waivers and/or expense reimbursement	0.74%	0.70%	0.70%	0.72%	0.74%
Net investment income (loss)	2.05%	1.72%	1.62%	1.51%	1.93%
Portfolio turnover rate(e)	53%	80%	70%	95%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	49

Financial Highlights (continued)

Class R2 Shares
			December 28, 2017(a) through July 31, 2018
	Year Ended July 31,
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.43	$20.91	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.23	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.32)	(3.18)	0.38
Total from investment operations	(4.15)	(2.95)	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.26)	-
Distributions from net realized gains	(0.42)	(1.27)	-
Total dividends and distributions	(0.90)	(1.53)	-
Net asset value, end of period	$11.38	$16.43	$20.91
Total Return(c):	(26.96)%	(13.54)%	2.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$292	$375	$18
Average net assets (000)	$302	$184	$14
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.14%	1.14	%(e)
Expenses before waivers and/or expense reimbursement	6.28%	8.15%	187.96	%(e)
Net investment income (loss)	1.26%	1.35%	0.72	%(e)
Portfolio turnover rate(f)	53%	80%	70%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R4 Shares
			December 28, 2017(a) through July 31, 2018
	Year Ended July 31,
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.46	$20.94	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.27	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.28)	(3.18)	0.39
Total from investment operations	(4.12)	(2.91)	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.52)	(0.30)	-
Distributions from net realized gains	(0.42)	(1.27)	-
Total dividends and distributions	(0.94)	(1.57)	-
Net asset value, end of period	$11.40	$16.46	$20.94
Total Return(c):	(26.80)%	(13.31)%	2.45%

Ratios/Supplemental Data:
Net assets, end of period (000)	$927	$9	$10
Average net assets (000)	$918	$9	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.89	%(e)
Expenses before waivers and/or expense reimbursement	2.60%	140.80%	270.32	%(e)
Net investment income (loss)	1.16%	1.51%	0.95	%(e)
Portfolio turnover rate(f)	53%	80%	70%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	51

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.47	$20.97	$21.34	$18.15	$25.23
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.31	0.34	0.32	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.33)	(3.19)	2.04	3.28	(0.05)
Total from investment operations	(4.08)	(2.88)	2.38	3.60	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.35)	(0.39)	(0.36)	(0.64)
Distributions from net realized gains	(0.42)	(1.27)	(2.36)	(0.05)	(6.75)
Total dividends and distributions	(0.98)	(1.62)	(2.75)	(0.41)	(7.39)
Net asset value, end of year	$11.41	$16.47	$20.97	$21.34	$18.15
Total Return(b):	(26.60)%	(13.09)%	11.72%	19.77%	4.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$193,499	$351,429	$414,892	$268,695	$231,801
Average net assets (000)	$259,226	$372,557	$361,244	$263,763	$187,644
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.67%	0.63%	0.63%	0.64%	0.66%
Expenses before waivers and/or expense reimbursement	0.67%	0.63%	0.63%	0.64%	0.66%
Net investment income (loss)	1.83%	1.78%	1.64%	1.58%	1.96%
Portfolio turnover rate(e)	53%	80%	70%	95%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM QMA Small-Cap Value Fund and Board of Trustees

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Small-Cap Value Fund, a series of The Target Portfolio Trust (the Fund), including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 16, 2020

PGIM QMA Small-Cap Value Fund	53

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM QMA Small-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Small-Cap Value Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as

[1]	PGIM QMA Small-Cap Value Fund is a series of The Target Portfolio Trust.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program . With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments ’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA we re consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertions that the Fund’s underperformance was attributable to its deep value investment style and its overweight to deep value stocks relative to the benchmark index and Peer Universe, at a time when the market environment heavily favored growth stocks.

•

The Board also considered that longer-term performance was competitive prior to 2018, as the Fund’s three-year rolling annualized return outperformed its benchmark more than 80% of the time since inception. The Board noted that the Fund’s underperformance during the periods identified above was largely the result of underperformance during one year, 2019. In that regard, the Board noted that when it considered the performance of the Fund one year before, the Fund ranked in the second quartile of its Peer Group over the three- and five-year periods and outperformed its benchmark index over the ten-year period ended December 31, 2018.

•

The Board further considered PGIM Investments’ assertion that while the current market environment has been extremely challenging to the Fund’s investment style, it is encouraged by QMA’s track record before the current market environment and during periods where the Fund’s value style factor exposure has delivered outsized gains. The Board noted that PGIM Investments views the recent performance challenges as temporary and agreed to continue to monitor the performance of the Fund.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses (exclusive of certain fees and expenses) exceed 0.68% through November 30, 2020.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 1.14% for Class R2 shares and 0.89% for Class R4 shares through November 30, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Small-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA SMALL-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	TSVAX	TRACX	TSVRX	TASVX	PSVDX	PSVKX	TSVQX
CUSIP	875921785	875921710	875921843	875921306	875921611	875921595	875921777

MF232E

PGIM CORE BOND FUND

ANNUAL REPORT

JULY 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped large-cap US and emerging market stocks post gains during the period, while US small caps and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Core Bond Fund

September 15, 2020

PGIM Core Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	5.94	3.63	N/A	3.32 (2/17/15)
(without sales charges)	9.50	4.32	N/A	3.94 (2/17/15)
Class C
(with sales charges)	7.68	3.54	N/A	3.18 (2/17/15)
(without sales charges)	8.68	3.54	N/A	3.18 (2/17/15)
Class R
(without sales charges)	9.23	4.07	N/A	3.69 (2/17/15)
Class Z
(without sales charges)	9.98	4.63	3.57	—
Class R6
(without sales charges)	10.00	4.66	N/A	4.28 (2/17/15)
Bloomberg Barclays US Aggregate Bond Index
	10.12	4.47	3.87	4.01

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2010) and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, and Class R6 shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

PGIM Core Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase. For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

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Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Distributions and Yields as of 7/31/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.26	1.21	1.15
Class C	0.18	0.57	0.00
Class R	0.23	1.02	–113.55
Class Z	0.29	1.67	1.41
Class R6	0.29	1.68	1.61

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/20 (%)
AAA	61.3
AA	6.5
A	14.3
BBB	14.1
BB	0.6
Not Rated	1.5
Cash Equivalents	1.7
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Core Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Core Bond Fund’s Class Z shares returned 9.98% in the 12-month reporting period that ended July 31, 2020, underperforming the 10.12% return of the Bloomberg Barclays US Aggregate Bond Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as the coronavirus and an oil price shock led to acute declines across most spread sectors. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spreads subsequently tightened sharply but remained wider than their pre-COVID-19 levels.

•

Through the first part of the reporting period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. The signing of a phase-one US-China trade deal further boosted sentiment toward the end of 2019 and through most of January 2020. However, this optimism proved short-lived, as markets came under heavy pressure in February and March when growing concerns around the coronavirus and a decline in oil prices sparked a sharp sell-off across most asset classes.

•

US investment-grade bond spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into quarter-end following aggressive actions by the Federal Reserve (the Fed). (One basis point equals 0.01%). Collateralized loan obligation (CLO) spreads widened across the board, with AAA-rated tranches widening 117 bps during the first quarter to 250 bps. Commercial mortgage-backed securities (CMBS) spreads also widened across the capital stack, with those of high-quality tranches of conduit CMBS widening by 98 bps during the quarter.

•

Following a difficult March, spread markets rebounded sharply, as the Fed’s aggressive stimulus actions—including a near-zero federal funds rate, purchases of mortgage-backed securities (MBS) and CMBS, primary and secondary corporate credit facilities, and a term asset-backed loan facility (TALF)—significantly improved market liquidity. Risk-on sentiment saw spreads decline sharply over the last four months of the reporting period.

•

US Treasury yields fell sharply across the curve during the period, with the yield on the 2-year Treasury note declining from 1.89% to 0.11%. The yield on the 10-year Treasury note declined from 2.02% at the beginning of the period to 0.55% at the end of July.

•	One of the more notable developments within the US Treasuries complex during the second quarter of 2020 was a sharp steepening of the yield curve on some initial signs of

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a solid economic rebound. The 2- to 10-year segment of the curve began the quarter at 43 bps and subsequently bear-steepened to 69 bps following a stronger-than-expected May payrolls report. (Bear-steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) This set the stage for subsequent curve flattening amid renewed expectations for a gradual economic recovery and years of broad monetary accommodation.

What worked?

•	Security selection was a strong contributor to the Fund’s relative performance, highlighted by positioning in corporate bonds, CMBS, and Treasuries.

•	Although overall sector allocation hurt performance, an overweight to corporate bonds and underweight positioning to MBS added to returns.

•	Within credit, positioning in the healthcare & pharmaceuticals, banking, and electric utilities industries contributed to results.

•	In individual security selection, the Fund benefited from an underweight to Occidental Petroleum Corp. and overweights to Broadcom Inc. and AbbVie Inc.

•	The Fund’s duration positioning added modestly to performance during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

•	Overall sector allocation was negative, with overweights to CMBS and CLOs limiting the Fund’s relative results.

•	Security selection in ABS and emerging markets debt hurt performance for the reporting period.

•	The Fund’s positioning in the midstream energy, aerospace & defense, and telecom sectors detracted from performance.

•	The Fund’s yield curve positioning detracted slightly from performance during the period.

•	In individual security selection, the Fund’s overweight positioning in ONEOK Inc., Avis Rental Cars, and Continental Resources Inc. detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and

PGIM Core Bond Fund	9

Strategy and Performance Overview (continued)

swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions added to performance.

Current outlook

•

The Fund’s active duration positioning ranged from -0.30 years short to +0.20 years long, as PGIM Fixed Income tactically traded duration during the reporting period. The Fund’s duration positioning at the end of the period was +0.03 years long.

•

Although spread sectors rebounded significantly in the second quarter of 2020, spreads remained wider than their pre-COVID-19 levels. PGIM Fixed Income continues to find value within investment-grade corporate bonds and asset-backed securities (ABS), which represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

When the period ended, the Fund was overweight in structured products (CMBS, ABS, and CLOs), investment-grade corporate bonds, and municipal bonds. The Fund was underweight US Treasury securities and agency mortgage-backed securities.

•

Within structured products, PGIM Fixed Income maintains the Fund’s bias toward the top of the capital structure based on the belief that these securities may revisit their post-crisis tights. PGIM Fixed Income generally holds a negative view on lower-quality structured products that are subordinate in the capital structure.

•

Within investment-grade corporate bonds, PGIM Fixed Income favors shorter-term maturities that should benefit from the Fed’s bond buying program. PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, distressed survivors, cyclical sectors such as autos and chemicals, and “off-the-run” bonds (i.e., older issues). In addition, PGIM Fixed Income still favors electric utilities and money center banks.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Core Bond Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Core Bond Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,049.60	0.71%	$3.62
	Hypothetical	$1,000.00	$1,021.33	0.71%	$3.57
Class C	Actual	$1,000.00	$1,046.70	1.45%	$7.38
	Hypothetical	$1,000.00	$1,017.65	1.45%	$7.27
Class R	Actual	$1,000.00	$1,049.30	0.95%	$4.84
	Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77
Class Z	Actual	$1,000.00	$1,052.50	0.33%	$1.68
	Hypothetical	$1,000.00	$1,023.22	0.33%	$1.66
Class R6	Actual	$1,000.00	$1,052.60	0.32%	$1.63
	Hypothetical	$1,000.00	$1,023.27	0.32%	$1.61

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.2%

ASSET-BACKED SECURITIES 15.2%

Automobiles 4.0%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C	3.500%	01/18/24	500	$521,331
Series 2019-01, Class B	3.130	02/18/25	300	311,597
Series 2019-01, Class C	3.360	02/18/25	400	421,760
Series 2019-02, Class C	2.740	04/18/25	700	721,632
Series 2019-03, Class C	2.320	07/18/25	1,700	1,741,050
Series 2020-01, Class B	1.480	01/21/25	1,400	1,408,254
Series 2020-02, Class C	1.480	02/18/26	400	401,109
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A	2.990	06/20/22	900	900,797
Series 2018-01A, Class A, 144A	3.700	09/20/24	1,100	1,116,413
Series 2018-02A, Class A, 144A	4.000	03/20/25	500	510,099
Series 2019-02A, Class A, 144A	3.350	09/22/25	1,100	1,126,722
Series 2019-03A, Class A, 144A	2.360	03/20/26	1,700	1,702,589
Series 2020-01A, Class A, 144A	2.330	08/20/26	1,200	1,165,871
Drive Auto Receivables Trust,
Series 2019-03, Class B	2.650	02/15/24	500	508,989
Series 2020-02, Class B	1.420	03/17/25	600	607,741
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A	2.360	03/15/29	1,600	1,656,177
Series 2018-01, Class A, 144A	3.190	07/15/31	2,000	2,141,045
Series 2018-02, Class A, 144A	3.470	01/15/30	1,100	1,173,077
Series 2019-01, Class A, 144A	3.520	07/15/30	4,000	4,321,712
Series 2020-01, Class A, 144A	2.040	08/15/31	3,300	3,415,505
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A	2.480	09/15/24	500	517,534
Series 2018-02, Class A	3.170	03/15/25	4,000	4,215,836
Series 2019-02, Class A	3.060	04/15/26	500	533,488
Series 2019-03, Class A1	2.230	09/15/24	1,300	1,335,997
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C	3.620	06/17/24	200	211,349
GMF Floorplan Owner Revolving Trust,
Series 2019-02, Class A, 144A	2.900	04/15/26	2,000	2,145,490
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class B, 144A	2.550	11/14/23	148	148,217
Series 2018-01A, Class A, 144A	3.430	12/16/24	1,800	1,821,464
Series 2019-01A, Class A, 144A	3.630	09/14/27	1,900	2,047,176
Santander Drive Auto Receivables Trust,
Series 2019-02, Class C	2.900	10/15/24	1,300	1,328,279
Series 2019-03, Class B	2.280	09/15/23	1,900	1,924,964
Series 2019-03, Class C	2.490	10/15/25	800	814,931

See Notes to Financial Statements.

PGIM Core Bond Fund	13

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)
Santander Drive Auto Receivables Trust, (cont’d.)
Series 2020-02, Class C	1.460%		09/15/25	600	$603,311
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A	2.560		11/25/31	800	854,567
Series 2020-01A, Class A, 144A	1.350		05/25/33	1,600	1,642,217
World Omni Select Auto Trust,
Series 2019-A, Class B	2.170		12/15/25	1,675	1,719,912
Series 2019-A, Class C	2.380		12/15/25	300	307,980

					48,046,182

Collateralized Loan Obligations 7.0%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.605	(c)	10/25/32	2,000	1,964,900
Allegro CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.662	(c)	01/19/33	5,000	4,951,635
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	1.545	(c)	07/15/30	750	741,170
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.648	(c)	07/22/32	1,500	1,467,023
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.555	(c)	07/15/29	250	246,384
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.531	(c)	07/16/29	742	731,735
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	1.571	(c)	01/16/30	250	244,398
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.625	(c)	10/15/28	1,500	1,492,966
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.627	(c)	11/20/30	1,000	981,336
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.313	(c)	07/17/28	1,250	1,232,512
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.525	(c)	10/15/30	500	491,506

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Benefit Street Partners CLO Ltd. (Cayman Islands), (cont’d.)
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.615	%(c)	10/15/32	1,250	$1,227,885
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.525	(c)	04/15/29	750	739,092
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.592	(c)	01/20/32	1,500	1,467,288
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.502	(c)	04/20/31	746	725,536
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	1.292	(c)	04/20/31	1,000	976,451
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.632	(c)	10/20/32	4,000	3,958,532
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.473	(c)	10/17/31	1,000	978,803
Elevation CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.495	(c)	07/15/30	750	735,918
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.275	(c)	04/26/31	1,000	971,643
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.541	(c)	02/05/31	248	242,683
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.578	(c)	07/22/32	1,250	1,226,923
ICG US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.536	(c)	10/23/29	500	491,507
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.455	(c)	01/15/31	500	489,394
Limerock CLO LLC (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.472	(c)	10/20/26	141	140,494

See Notes to Financial Statements.

PGIM Core Bond Fund	15

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.391	%(c)	04/21/31	995	$966,531
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.392	(c)	07/19/28	3,000	2,961,166
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.527	(c)	02/20/31	1,500	1,466,911
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.422	(c)	07/20/31	1,250	1,225,125
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.481	(c)	01/16/31	1,250	1,221,515
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.516	(c)	10/12/30	474	463,086
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.395	(c)	07/15/31	2,000	1,944,351
Northwoods Capital Ltd. (Cayman Islands),
Series 2019-20A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.565	(c)	01/25/30	2,500	2,445,911
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.535	(c)	07/15/30	250	247,580
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.602	(c)	07/20/32	2,500	2,469,771
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.605	(c)	10/15/32	2,000	1,977,396
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.508	(c)	10/22/30	987	964,428
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.518	(c)	10/30/30	495	486,592
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	1.662	(c)	07/20/32	1,250	1,223,752
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.403	(c)	01/17/31	1,000	981,554
Pikes Peak CLO (Cayman Islands),
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.645	(c)	07/15/32	4,000	3,939,249

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.420	%(c)	07/25/31	250	$244,209
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.302	(c)	04/20/31	991	965,120
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.315	(c)	01/26/31	1,000	968,020
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.562	(c)	10/20/28	250	248,073
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.406	(c)	01/23/29	3,000	2,956,442
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.406	(c)	01/23/29	2,750	2,701,971
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.525	(c)	07/25/30	500	494,105
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.642	(c)	01/20/32	3,250	3,198,529
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.513	(c)	01/17/30	992	974,045
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.412	(c)	01/20/31	1,000	982,528
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	1.732	(c)	07/20/32	1,250	1,241,247
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.415	(c)	07/25/29	5,000	4,903,063
Vibrant CLO Ltd. (Cayman Islands),
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.522	(c)	01/20/29	3,000	2,952,866
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.485	(c)	10/15/30	747	730,901
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	1.172	(c)	01/18/29	1,000	983,714
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.342	(c)	01/20/31	1,000	979,996

See Notes to Financial Statements.

PGIM Core Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.373	%(c)	07/17/31	2,500	$2,445,019
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.408	(c)	01/22/31	500	492,387
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	1.645	(c)	07/15/29	245	241,324
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.565	(c)	04/15/30	246	238,962
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.225	(c)	04/15/29	734	707,512

					83,552,665

Consumer Loans 0.4%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	0.975	(c)	09/14/32	370	368,525
Series 2018-01A, Class A, 144A	3.300		03/14/29	260	263,573
Oportun Funding X LLC,
Series 2018-C, Class A, 144A	4.100		10/08/24	500	503,491
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A	4.150		12/09/24	400	401,029
SoFi Consumer Loan Program Trust,
Series 2020-01, Class A, 144A	2.020		01/25/29	1,933	1,950,452
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A	2.680		07/15/30	677	676,867

					4,163,937

Credit Cards 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960		10/13/30	2,100	2,550,353

Equipment 0.3%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A	2.410		08/16/24	600	610,611
Series 2017-B, Class A5, 144A	2.720		06/15/40	800	841,671
Series 2018-A, Class A5, 144A	3.610		03/10/42	200	215,255

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Equipment (cont’d.)
MMAF Equipment Finance LLC, (cont’d.)
Series 2019-A, Class A5, 144A	3.080%		11/12/41	800	$865,056
Series 2019-B, Class A5, 144A	2.290		11/12/41	1,200	1,258,502

					3,791,095

Home Equity Loans 0.1%
Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.490%)	0.907	(c)	08/25/35	1,010	996,611

Manufactured Housing 0.1%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A	3.000	(cc)	11/25/58	1,070	1,090,266

Other 0.2%
Sierra Timeshare Receivables Funding LLC,
Series 2019-02A, Class A, 144A	2.590		05/20/36	719	730,510
Series 2019-03A, Class A, 144A	2.340		08/20/36	955	970,602

					1,701,112

Residential Mortgage-Backed Securities 0.5%
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	305	305,759
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59	149	151,934
Series 2019-GS02, Class A1, 144A	3.750		01/25/59	328	331,635
Series 2019-GS04, Class A1, 144A	3.438		05/25/59	527	526,302
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54	177	178,049
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750	(cc)	01/25/61	386	395,896
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62	527	547,387
RAAC Series Trust,
Series 2007-SP03, Class A1, 1 Month LIBOR + 1.200% (Cap 14.000%, Floor 1.200%)	1.372	(c)	09/25/47	121	121,130
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57	891	922,589
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	0.772	(c)	02/25/57	566	560,495
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57	663	689,804
Series 2018-01, Class A1, 144A	3.000	(cc)	01/25/58	755	782,119

See Notes to Financial Statements.

PGIM Core Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Towd Point Mortgage Trust, (cont’d.)
Series 2018-02, Class A1, 144A	3.250	%(cc)	03/25/58	339	$358,752
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.172	(c)	10/25/59	410	408,362

					6,280,213

Student Loans 2.4%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680		09/25/42	450	458,583
Series 2018-AGS, Class A1, 144A	3.210		02/25/44	366	376,702
Series 2020-AGS, Class A, 144A	1.980		08/25/50	1,900	1,922,710
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A	1.730		08/25/45	2,900	2,914,295
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810		11/25/42	343	351,008
Series 2018-B, Class A2FX, 144A	3.540		05/26/43	609	618,250
Series 2019-A, Class A2FX, 144A	2.730		10/25/48	481	496,159
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190		02/18/42	1,210	1,235,903
Series 2018-CA, Class A2, 144A	3.520		06/16/42	600	618,384
Series 2019-CA, Class A2, 144A	3.130		02/15/68	800	830,214
Series 2019-EA, Class A2A, 144A	2.640		05/15/68	800	830,959
Series 2019-FA, Class A2, 144A	2.600		08/15/68	1,600	1,656,530
Series 2019-GA, Class A, 144A	2.400		10/15/68	2,648	2,709,320
Series 2020-BA, Class A2, 144A	2.120		01/15/69	1,100	1,119,063
Series 2020-DA, Class A, 144A	1.690		05/15/69	2,600	2,618,246
Series 2020-FA, Class A, 144A	1.220		07/15/69	1,600	1,603,248
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A	2.840		01/25/41	1,373	1,404,126
Series 2019-A, Class A2FX, 144A	3.690		06/15/48	1,300	1,368,986
Series 2019-C, Class A2FX, 144A	2.370		11/16/48	1,100	1,134,741
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340		08/25/47	1,000	1,035,512
Series 2020-A, Class A2FX, 144A	2.540		05/15/46	1,500	1,566,847
Series 2020-C, Class AFX, 144A	1.950		02/15/46	1,456	1,487,972

					28,357,758

TOTAL ASSET-BACKED SECURITIES
(cost $178,739,392)					180,530,192

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 20.0%
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF01, Class A4, 144A	2.495%	05/15/53	5,500	$5,913,260
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A	3.172	05/15/49	300	313,881
BANK,
Series 2019-BN20, Class A2	2.758	09/15/62	6,800	7,476,732
Series 2019-BN23, Class A2	2.669	12/15/52	2,200	2,410,617
Series 2020-BN25, Class A4	2.399	01/15/63	3,800	4,092,482
Series 2020-BN26, Class A3	2.155	03/15/63	5,000	5,280,660
Series 2020-BN27, Class A4	1.901	04/15/63	4,700	4,853,696
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937	08/14/36	500	483,079
Series 2018-TALL, Class A, 144A, 1 Month LIBOR +
0.722% (Cap N/A, Floor 0.722%)	0.897(c)	03/15/37	6,000	5,818,109
Series 2020-C07, Class A4	1.819	04/15/53	5,700	5,870,042
Benchmark Mortgage Trust,
Series 2018-B01, Class A4	3.402	01/15/51	1,070	1,209,622
Series 2018-B03, Class A4	3.761	04/10/51	1,500	1,738,172
Series 2019-B10, Class A3	3.455	03/15/62	2,500	2,850,694
Series 2020-B17, Class A4	2.042	03/15/53	1,800	1,881,531
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	5,500	5,836,585
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A, 144A, 1 Month LIBOR +
0.800% (Cap N/A, Floor 0.800%)	0.975(c)	12/15/36	2,797	2,780,884
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3	2.752	01/15/53	2,900	3,175,990
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459	08/10/49	500	526,210
Series 2019-CD08, Class A3	2.657	08/15/57	2,700	2,931,151
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	2,896	3,048,107
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	2,000	2,184,026
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878	02/10/48	1,100	1,152,322
Series 2016-C03, Class A3	2.896	11/15/49	900	956,022
Series 2017-P08, Class A3	3.203	09/15/50	1,700	1,853,309
Series 2019-C07, Class A3	2.860	12/15/72	4,400	4,879,007
Series 2019-GC41, Class A4	2.620	08/10/56	3,000	3,262,863
Commercial Mortgage Trust,
Series 2015-DC01, Class A5	3.350	02/10/48	1,510	1,632,664
Series 2015-PC01, Class A4	3.620	07/10/50	3,200	3,436,914
Series 2016-COR01, Class A3	2.826	10/10/49	800	857,903

See Notes to Financial Statements.

PGIM Core Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CSAIL Commercial Mortgage Trust,
Series 2017-C08, Class A3	3.127%	06/15/50	1,200	$1,305,565
DBJPM Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	650	694,738
Fannie Mae-Aces,
Series 2016-M11, Class A2	2.369(cc)	07/25/26	1,200	1,295,993
Series 2016-M13, Class A2	2.483(cc)	09/25/26	1,900	2,063,182
Series 2017-M01, Class A2	2.416(cc)	10/25/26	500	541,191
Series 2017-M04, Class A2	2.584(cc)	12/25/26	2,500	2,739,224
Series 2017-M08, Class A2	3.061(cc)	05/25/27	1,900	2,132,032
Series 2018-M04, Class A2	3.045(cc)	03/25/28	1,325	1,506,304
Series 2018-M10, Class A1	3.370(cc)	07/25/28	441	486,917
Series 2018-M10, Class A2	3.370(cc)	07/25/28	2,650	3,064,894
Series 2019-M21, Class 3A1	2.100	06/25/34	7,074	7,381,734
Series 2019-M22, Class A1	2.104	08/25/29	3,683	3,886,357
Series 2019-M25, Class A1	2.142	11/25/29	4,353	4,647,586
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class AM	2.624	08/25/26	1,650	1,807,411
Series K058, Class A2	2.653	08/25/26	1,100	1,213,835
Series K068, Class AM	3.315	08/25/27	1,500	1,729,023
Series K069, Class AM	3.248(cc)	09/25/27	300	343,087
Series K070, Class A2	3.303(cc)	11/25/27	2,125	2,461,898
Series K070, Class AM	3.364	12/25/27	425	493,224
Series K074, Class A2	3.600	01/25/28	3,600	4,245,966
Series K075, Class AM	3.650(cc)	02/25/28	1,075	1,267,212
Series K076, Class A2	3.900	04/25/28	2,800	3,375,163
Series K076, Class AM	3.900	04/25/28	800	960,137
Series K077, Class A2	3.850(cc)	05/25/28	1,670	2,010,178
Series K077, Class AM	3.850(cc)	05/25/28	340	409,075
Series K078, Class AM	3.920	06/25/28	1,025	1,233,515
Series K079, Class A2	3.926	06/25/28	1,000	1,207,519
Series K079, Class AM	3.930	06/25/28	1,350	1,622,264
Series K080, Class A2	3.926(cc)	07/25/28	3,100	3,751,423
Series K080, Class AM	3.986(cc)	07/25/28	7,860	9,484,858
Series K081, Class AM	3.900(cc)	08/25/28	1,100	1,322,069
Series K086, Class A2	3.859(cc)	11/25/28	1,200	1,454,580
Series K086, Class AM	3.919(cc)	12/25/28	350	424,427
Series K087, Class AM	3.832(cc)	12/25/28	450	541,759
Series K089, Class AM	3.633(cc)	01/25/29	11,315	13,500,258
Series K091, Class AM	3.566	03/25/29	2,000	2,389,362
Series K157, Class A2	3.990(cc)	05/25/33	800	997,425
Series K730, Class AM	3.590(cc)	01/25/25	4,100	4,550,248
Series KC03, Class A2	3.499	01/25/26	1,350	1,479,578
Series KW08, Class A2	3.600	01/25/29	4,500	5,336,995

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series W5FX, Class AFX	3.214%(cc)	04/25/28	2,375	$2,711,791
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3	3.119	05/10/50	986	1,049,751
Series 2015-GC34, Class A3	3.244	10/10/48	4,400	4,768,758
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C27, Class A3A1	2.920	02/15/48	1,065	1,137,281
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	1,400	1,546,186
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	1,000	1,061,349
Series 2016-JP03, Class A4	2.627	08/15/49	700	748,511
Series 2017-JP05, Class A4	3.457	03/15/50	560	628,258
Series 2017-JP07, Class ASB	3.241	09/15/50	575	623,617
LCCM,
Series 2017-LC26, Class A3, 144A	3.289	07/12/50	1,600	1,739,422
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A2	2.790	02/15/48	516	515,492
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	900	961,169
Series 2016-UB11, Class A3	2.531	08/15/49	1,200	1,272,071
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264	08/15/50	800	867,256
Series 2017-C03, Class ASB	3.215	08/15/50	900	972,588
Series 2017-C05, Class A4	3.212	11/15/50	1,800	1,973,660
Series 2018-C09, Class A3	3.854	03/15/51	750	849,871
Series 2018-C14, Class A3	4.180	12/15/51	1,400	1,627,476
Series 2019-C18, Class A3	2.782	12/15/52	4,400	4,806,336
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4	3.244	04/10/46	101	105,099
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2	2.399	08/15/49	1,200	1,250,992
Series 2016-C35, Class A3	2.674	07/15/48	1,900	2,030,678
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,589,871
Series 2017-C38, Class A4	3.190	07/15/50	1,000	1,105,384
Series 2017-RB01, Class A4	3.374	03/15/50	1,400	1,562,402
Series 2018-C46, Class A3	3.888	08/15/51	2,000	2,318,389
Series 2019-C49, Class A3	3.749	03/15/52	3,000	3,341,342
Series 2019-C50, Class A4	3.466	05/15/52	2,500	2,789,416
Series 2019-C52, Class A3	2.631	08/15/52	2,000	2,139,429

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $220,246,454)				238,158,585

See Notes to Financial Statements.

PGIM Core Bond Fund     23

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 30.2%

Aerospace & Defense 0.2%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.400%	04/15/30	335	$378,379
Boeing Co. (The),
Sr. Unsec’d. Notes	3.750	02/01/50	830	752,247
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes	5.050	06/15/25	281	261,593
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A	5.696	09/16/23(a)	375	376,179
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	30	33,813
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	450	540,284

				2,342,495

Agriculture 0.3%
Altria Group, Inc.,
Gtd. Notes	2.850	08/09/22	100	104,460
Gtd. Notes	3.400	05/06/30(a)	630	705,889
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.789	09/06/24	1,890	2,016,048
Gtd. Notes	3.222	08/15/24(a)	890	960,922

				3,787,319

Airlines 0.3%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950	07/15/24	130	105,174
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375	11/01/28	79	66,070
Delta Air Lines 2020-1 Class AA Pass Through Trust, Pass-Through Certificates	2.000	12/10/29	690	658,072
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.400	04/19/21(a)	665	662,853
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.250	05/04/25(a)	874	935,857
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875	04/07/30	347	325,867
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.700	11/01/33	450	409,062

				3,162,955

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 0.8%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	0.676%(c)	04/12/21		60	$59,868
Gtd. Notes, 144A	2.250	09/15/23		645	674,538
Gtd. Notes, 144A	3.100	04/12/21		80	81,466
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	3.350	05/04/21		495	504,334
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46		285	271,202
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.087	01/09/23	(a)	1,125	1,121,071
Sr. Unsec’d. Notes	3.336	03/18/21		515	516,767
Sr. Unsec’d. Notes	3.350	11/01/22		1,390	1,400,588
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	1.118(c)	04/09/21		130	129,745
Gtd. Notes	3.450	04/10/22		180	184,994
Gtd. Notes	3.550	04/09/21		95	96,420
Gtd. Notes	3.850	01/05/28		490	517,393
Gtd. Notes	4.350	01/17/27		180	196,918
Gtd. Notes	5.250	03/01/26		375	424,473
Sr. Unsec’d. Notes	3.600	06/21/30	(a)	2,655	2,753,514

					8,933,291

Banks 7.6%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.848	04/12/23		200	214,769
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28		1,595	1,814,818
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	(a)	2,705	2,874,790
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28		1,720	1,967,902
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30		400	469,831
Sr. Unsec’d. Notes, MTN	4.125	01/22/24		200	223,058
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29		320	380,877
Sr. Unsec’d. Notes, MTN	4.330(ff)	03/15/50		1,555	2,112,207
Sub. Notes, MTN	4.000	01/22/25		800	893,434
Sub. Notes, MTN	4.450	03/03/26		1,500	1,731,733
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.950	01/29/23		450	477,345
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.684	01/10/23		480	498,468
Sr. Unsec’d. Notes	3.932(ff)	05/07/25		1,300	1,419,798
Sr. Unsec’d. Notes	4.375	01/12/26		200	228,122

See Notes to Financial Statements.

PGIM Core Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes, MTN	4.972%(ff)	05/16/29		400	$478,536
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	2.219(ff)	06/09/26		655	680,459
Sr. Unsec’d. Notes, 144A, MTN	2.950	05/23/22		435	451,645
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31		1,080	1,177,635
Sub. Notes, 144A, MTN	4.375	09/28/25		710	793,785
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25		2,650	2,776,008
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/11/28		625	694,328
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31		1,400	1,496,932
Sr. Unsec’d. Notes	3.200	10/21/26		290	322,740
Sr. Unsec’d. Notes	3.400	05/01/26		350	391,869
Sr. Unsec’d. Notes	3.520(ff)	10/27/28		180	202,831
Sr. Unsec’d. Notes	3.668(ff)	07/24/28		490	556,648
Sr. Unsec’d. Notes	3.887(ff)	01/10/28		670	765,070
Sub. Notes	4.400	06/10/25	(a)	4,000	4,549,945
Sub. Notes	4.450	09/29/27		840	976,263
Sub. Notes	4.600	03/09/26		945	1,096,596
Sub. Notes	4.750	05/18/46		460	614,701
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26		555	572,016
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25		1,730	1,810,362
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29		870	978,669
Sr. Unsec’d. Notes, 144A	4.282	01/09/28		350	398,604
Discover Bank,
Sr. Unsec’d. Notes	4.200	08/08/23		250	275,229
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.272(ff)	09/29/25		1,160	1,260,575
Sr. Unsec’d. Notes	3.500	01/23/25		75	82,522
Sr. Unsec’d. Notes	3.500	04/01/25	(a)	1,230	1,363,111
Sr. Unsec’d. Notes	3.691(ff)	06/05/28		1,750	1,993,138
Sr. Unsec’d. Notes	3.850	01/26/27		475	540,421
Sr. Unsec’d. Notes	4.223(ff)	05/01/29		155	182,907
Sub. Notes	4.250	10/21/25		250	284,721
Sub. Notes	5.150	05/22/45		335	464,748
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24		200	218,976
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A	4.000	09/23/29	(a)	1,790	1,945,064

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II	4.000%(ff)	–(rr)	3,920	$3,633,258
Sr. Unsec’d. Notes	2.550	03/01/21	100	101,127
Sr. Unsec’d. Notes	2.950	10/01/26	410	454,871
Sr. Unsec’d. Notes	3.200	01/25/23	100	106,692
Sr. Unsec’d. Notes	3.200	06/15/26	230	258,310
Sr. Unsec’d. Notes	3.300	04/01/26	4,000	4,503,373
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	210	238,958
Sr. Unsec’d. Notes	3.625	05/13/24(a)	875	969,960
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	355	460,004
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	3,585	4,216,252
Sub. Notes	2.956(ff)	05/13/31	1,855	2,017,291
Sub. Notes	3.875	09/10/24	375	419,157
Sub. Notes	4.250	10/01/27	375	440,941
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.623	07/18/22	2,400	2,495,775
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	315	340,316
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	760	881,362
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26(a)	470	539,781
Sr. Unsec’d. Notes, GMTN	4.000	07/23/25	455	522,267
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	1,200	1,456,299
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25	1,500	1,603,023
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	310	354,314
Sr. Unsec’d. Notes, Series F, MTN	3.875	04/29/24	365	406,709
Sub. Notes, GMTN	4.350	09/08/26	3,800	4,443,334
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.875	09/12/23	220	238,923
Sr. Unsec’d. Notes	4.445(ff)	05/08/30(a)	720	855,570
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	3.571	01/10/23	430	446,178
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	630	674,495
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.348	01/15/25	2,520	2,680,966
Sr. Unsec’d. Notes	2.442	10/19/21	235	240,632
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN	1.875	09/07/21	465	472,702
Truist Bank,
Sub. Notes	2.250	03/11/30	2,840	2,991,721
Truist Financial Corp.,
Sr. Unsec’d. Notes	2.700	01/27/22	350	361,292

See Notes to Financial Statements.

PGIM Core Bond Fund	27

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.859	%(ff)	08/15/23		570	$592,945
Sr. Unsec’d. Notes, 144A	3.000		04/15/21		345	351,268
Sr. Unsec’d. Notes, 144A	3.126	(ff)	08/13/30	(a)	1,180	1,308,262
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572	(ff)	02/11/31		2,740	2,908,431

						90,690,965

Beverages 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700		02/01/36		180	221,142
Gtd. Notes	4.900		02/01/46		650	833,394
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.450		01/23/39		975	1,277,280
Gtd. Notes	5.550		01/23/49		900	1,259,928
Constellation Brands, Inc.,
Gtd. Notes	4.650		11/15/28		450	546,576
Diageo Capital PLC (United Kingdom),
Gtd. Notes	2.125		04/29/32	(a)	1,665	1,789,799
Keurig Dr. Pepper, Inc.,
Gtd. Notes	3.551		05/25/21		370	379,287

						6,307,406

Biotechnology 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes	2.200		02/21/27		2,000	2,138,798
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	2.500		09/01/23		220	233,419

						2,372,217

Building Materials 0.3%
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	4.250		12/15/47		395	461,982
Sr. Unsec’d. Notes, Series CB	2.500		03/15/30		885	928,812

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Owens Corning,
Sr. Unsec’d. Notes	4.400%	01/30/48	825	$915,268
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.700	03/01/48	750	926,929

				3,232,991

Chemicals 0.4%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	5.875	01/31/50(a)	270	244,102
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	3.500	07/19/22	1,375	1,421,392
LYB International Finance BV,
Gtd. Notes	4.000	07/15/23	250	272,925
LYB International Finance III LLC,
Gtd. Notes	4.200	05/01/50(a)	1,070	1,230,308
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	5.750	04/15/24	310	360,443
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	40	46,360
Sr. Unsec’d. Notes	5.250	01/15/45	340	445,635
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	200	187,558
Gtd. Notes	6.500	09/27/28	400	361,901

				4,570,624

Commercial Services 1.0%
Cintas Corp. No. 2,
Gtd. Notes	2.900	04/01/22	385	399,325
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	580	603,916
Gtd. Notes, 144A	3.300	10/15/22	750	783,303
Gtd. Notes, 144A	4.500	02/15/45	75	81,362
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A	2.750	03/08/30	1,735	1,902,837
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	575	616,398
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	700	949,581
Northwestern University,
Unsec’d. Notes	2.640	12/01/50	860	935,550

See Notes to Financial Statements.

PGIM Core Bond Fund	29

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes	2.850%	10/01/29	1,790	$2,024,169
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56	160	206,402
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52	637	750,861
University of Notre Dame du Lac,
Unsec’d. Notes	3.394	02/15/48	365	461,451
University of Southern California,
Unsec’d. Notes	3.028	10/01/39	310	348,268
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125	03/15/29(a)	1,185	1,429,330

				11,492,753

Computers 0.9%
Apple, Inc.,
Sr. Unsec’d. Notes	2.650	05/11/50(a)	2,095	2,320,801
Sr. Unsec’d. Notes	3.850	08/04/46	525	682,914
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.680%	0.998(c)	03/12/21	3,330	3,328,315
HP, Inc.,
Sr. Unsec’d. Notes	2.200	06/17/25	2,530	2,656,615
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25	1,470	1,525,096

				10,513,741

Diversified Financial Services 0.1%
Capital One Financial Corp.,
Sr. Unsec’d. Notes	3.450	04/30/21	370	377,340
Jefferies Group LLC,
Sr. Unsec’d. Notes	6.450	06/08/27	150	178,183
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	2.650	02/16/21	630	638,181

				1,193,704

Electric 3.6%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	830	1,111,119
Alabama Power Co.,
Sr. Unsec’d. Notes	2.800	04/01/25	75	81,001

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Ameren Illinois Co.,
First Mortgage	3.700%	12/01/47	625	$792,587
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.350	05/15/50	1,810	2,111,999
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes	2.900	06/15/50	100	111,472
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z	2.400	09/01/26	190	204,003
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	3.700	09/01/49	495	579,968
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes	3.375	09/15/29	305	312,580
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	40	49,666
First Mortgage	4.000	03/01/48	115	152,431
First Mortgage, Series 123	3.750	08/15/47	775	989,899
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	40	54,066
Sr. Unsec’d. Notes, Series E	4.650	12/01/48	720	1,008,310
Consumers Energy Co.,
First Mortgage	3.250	08/15/46	155	186,531
Delmarva Power & Light Co.,
First Mortgage	4.150	05/15/45	60	77,032
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	55	60,571
DTE Electric Co.,
General Ref. Mortgage, Series A	4.050	05/15/48	370	494,777
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	350	380,530
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	145	159,859
Sr. Unsec’d. Notes	3.950	08/15/47	185	236,530
Duke Energy Florida LLC,
First Mortgage	3.200	01/15/27	600	687,642
First Mortgage	3.400	10/01/46	185	225,546
First Mortgage	4.200	07/15/48	205	280,896
Duke Energy Progress LLC,
First Mortgage	3.700	10/15/46	75	95,025
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	75	84,764
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.650	09/10/24	655	688,423

See Notes to Financial Statements.

PGIM Core Bond Fund	31

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Enel Finance International NV (Italy), (cont’d.)
Gtd. Notes, 144A	3.500%	04/06/28	475	$526,871
Gtd. Notes, 144A	3.625	05/25/27	230	257,022
Gtd. Notes, 144A	4.625	09/14/25	240	277,323
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	213,418
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	260	276,110
Entergy Louisiana LLC,
Sec’d. Notes	4.000	03/15/33	170	216,156
Entergy Texas, Inc.,
First Mortgage	4.500	03/30/39	1,000	1,248,687
Evergy, Inc.,
Sr. Unsec’d. Notes	2.450	09/15/24	2,135	2,281,280
Eversource Energy,
Sr. Unsec’d. Notes, Series M	3.300	01/15/28	335	376,105
Florida Power & Light Co.,
First Mortgage	3.150	10/01/49	1,420	1,744,618
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	217	237,649
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B	2.650	09/15/29	1,005	1,094,092
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes, 144A	4.250	05/01/30	240	267,346
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	267,716
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	225	299,298
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	851	943,111
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30	915	1,067,400
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.403	09/01/21	2,100	2,146,571
Ohio Power Co.,
Sr. Unsec’d. Notes	4.150	04/01/48	250	332,767
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25	60	65,563
PacifiCorp,
First Mortgage	2.700	09/15/30	890	1,007,212
First Mortgage	3.300	03/15/51	375	455,856

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
PECO Energy Co.,
First Mortgage	3.000%	09/15/49	180	$209,871
First Ref. Mortgage	4.800	10/15/43	120	167,385
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	3.600	06/01/29	1,435	1,607,797
PPL Capital Funding, Inc.,
Gtd. Notes	4.000	09/15/47	330	385,097
Gtd. Notes	5.000	03/15/44	170	221,663
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	235	270,433
Public Service Co. of Colorado,
First Mortgage	3.200	03/01/50	720	869,048
First Mortgage	4.100	06/15/48	235	319,515
Public Service Electric & Gas Co.,
First Mortgage, MTN	2.250	09/15/26	370	399,853
First Mortgage, MTN	3.200	05/15/29	1,265	1,461,768
First Mortgage, MTN	3.600	12/01/47	95	120,322
First Mortgage, MTN	3.700	05/01/28	590	696,786
Public Service Electric and Gas Co.,
First Mortgage, MTN	2.700	05/01/50	390	437,367
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes	3.250	09/15/49	535	637,769
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	420	553,054
Southern California Edison Co.,
First Mortgage	3.650	02/01/50	290	331,479
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series K	2.750	10/01/26	675	727,339
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	355	434,728
SP PowerAssets Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/26/27	465	515,275
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000	06/15/50	1,315	1,666,321
Union Electric Co.,
Sr. Sec’d. Notes	3.650	04/15/45	50	62,108
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	4.600	12/01/48	460	664,126
Sr. Unsec’d. Notes, Series A	3.500	03/15/27	535	616,022
Sr. Unsec’d. Notes, Series C	4.000	11/15/46	175	231,995
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	1,515	1,587,395

See Notes to Financial Statements.

PGIM Core Bond Fund	33

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes	3.050%	10/15/27	535	$598,451
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	3.350	12/01/26	510	582,890

				43,195,255

Electronics 0.1%
FLIR Systems, Inc.,
Sr. Unsec’d. Notes	3.125	06/15/21	275	280,545
Trimble, Inc.,
Sr. Unsec’d. Notes	4.150	06/15/23	770	828,648

				1,109,193

Engineering & Construction 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	200	175,910
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	181,107
Sr. Sec’d. Notes, 144A	5.500	07/31/47	600	504,346

				861,363

Foods 0.6%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes	6.875	05/01/29	280	398,621
Campbell Soup Co.,
Sr. Unsec’d. Notes	2.375	04/24/30	2,175	2,314,370
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes	3.000	03/15/22	115	119,353
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	110	116,274
Gtd. Notes, 144A	4.875	10/01/49	900	990,107
Kroger Co. (The),
Sr. Unsec’d. Notes	3.300	01/15/21	285	288,051
Sr. Unsec’d. Notes	3.875	10/15/46	65	77,691
Mars, Inc.,
Gtd. Notes, 144A	3.950	04/01/49	580	766,253
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A	2.000	10/28/21	500	508,764

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	2.250%	08/23/21		985	$1,000,968
Sr. Unsec’d. Notes	5.100	09/28/48	(a)	710	991,783

					7,572,235

Forest Products & Paper 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	3.600	03/01/25	(a)	220	245,587

Gas 0.3%
Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375	09/15/49		1,200	1,453,365
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47		305	370,983
NiSource, Inc.,
Sr. Unsec’d. Notes	3.600	05/01/30		395	465,224
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		440	513,713
Southern Co. Gas Capital Corp.,
Gtd. Notes	2.450	10/01/23		555	583,733

					3,387,018

Healthcare-Products 0.0%
Medtronic, Inc.,
Gtd. Notes	4.375	03/15/35		235	319,042
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.950	09/19/26		105	117,534

					436,576

Healthcare-Services 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24		100	110,390
Sr. Unsec’d. Notes	4.500	05/15/42		1,000	1,235,175
Sr. Unsec’d. Notes	6.750	12/15/37		170	247,707
AHS Hospital Corp.,
Unsec’d. Notes	5.024	07/01/45		200	273,227
Allina Health System,
Unsec’d. Notes, Series 2019	3.887	04/15/49		250	307,613
Ascension Health,
Sr. Unsec’d. Notes, Series B	3.106	11/15/39		265	298,044

See Notes to Financial Statements.

PGIM Core Bond Fund	35

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Ascension Health, (cont’d.)
Unsec’d. Notes	4.847%	11/15/53		500	$771,456
Humana, Inc.,
Sr. Unsec’d. Notes	2.500	12/15/20		620	624,656
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.950	12/01/29		1,595	1,762,968
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	4.200	07/01/55		75	104,694
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49		1,795	2,034,690
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45		40	52,076
OhioHealth Corp.,
Unsec’d. Notes	3.042	11/15/50		795	896,511
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29		420	453,807
Unsec’d. Notes, Series H	2.746	10/01/26		40	43,707
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30		1,910	2,114,707
Sr. Unsec’d. Notes	3.500	03/30/25		190	211,729
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes	3.949	07/01/46		175	202,528
Stanford Health Care,
Unsec’d. Notes, Series 2018	3.795	11/15/48		450	564,943
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.750	07/15/25		90	103,427

					12,414,055

Housewares 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.700	04/01/26		35	37,929

Insurance 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.750	07/10/25		410	462,162
Sr. Unsec’d. Notes	4.500	07/16/44	(a)	410	506,018
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46		95	127,989
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43		100	133,318

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.950%	05/15/24		1,170	$1,289,640
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60		185	213,687
Gtd. Notes, 144A	3.951	10/15/50		450	522,315
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37		115	155,338
Markel Corp.,
Sr. Unsec’d. Notes	3.350	09/17/29		1,625	1,783,006
Sr. Unsec’d. Notes	3.625	03/30/23		400	426,429
Sr. Unsec’d. Notes	4.150	09/17/50		1,310	1,595,696
Sr. Unsec’d. Notes	5.000	04/05/46		350	461,180
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26		105	116,381
Gtd. Notes	4.300	11/15/46		140	177,447
Gtd. Notes	4.350	05/15/43		85	106,354
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	3.300	05/15/50		930	1,030,958
Sub. Notes, 144A	4.900	09/15/44		120	162,602
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	(a)	545	653,712

					9,924,232

Iron/Steel 0.2%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30		1,950	2,180,828

Lodging 0.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26		1,230	1,233,443
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26		250	247,292

					1,480,735

Machinery-Construction & Mining 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600	04/09/30		735	821,747

See Notes to Financial Statements.

PGIM Core Bond Fund	37

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.2%
CNH Industrial Capital LLC,
Gtd. Notes	1.950%	07/02/23		1,375	$1,386,824
Deere & Co.,
Sr. Unsec’d. Notes	2.875	09/07/49		620	708,684
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.875	03/01/25		115	124,453
Xylem, Inc.,
Sr. Unsec’d. Notes	3.250	11/01/26		70	78,660

					2,298,621

Media 1.4%
Charter Communications Operating LLC/Charter
Communications Operating Capital,
Sr. Sec’d. Notes	2.800	04/01/31	(a)	3,225	3,387,426
Sr. Sec’d. Notes	4.800	03/01/50		335	404,714
Sr. Sec’d. Notes	5.375	05/01/47		530	669,813
Sr. Sec’d. Notes	6.384	10/23/35		2,480	3,397,951
Sr. Sec’d. Notes	6.484	10/23/45		400	564,358
Comcast Corp.,
Gtd. Notes	4.150	10/15/28		805	983,605
Gtd. Notes	4.250	10/15/30		275	346,011
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24		800	869,830
Sr. Unsec’d. Notes, 144A	3.500	08/15/27		2,000	2,261,249
Sr. Unsec’d. Notes, 144A	4.600	08/15/47		500	668,804
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47		177	224,196
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41		150	188,066
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	4.375	03/15/43	(a)	1,500	1,662,077
Walt Disney Co. (The),
Gtd. Notes	6.400	12/15/35		512	785,639

					16,413,739

Mining 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43		190	284,072
Newmont Corp.,
Gtd. Notes	2.250	10/01/30		845	891,152
Gtd. Notes	2.800	10/01/29	(a)	1,270	1,400,729

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	6.750%	04/16/40		100	$146,866

					2,722,819

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125	09/27/21		300	302,283
Sr. Unsec’d. Notes	2.750	01/06/23		185	191,912
Sr. Unsec’d. Notes	3.250	02/11/22		95	97,584

					591,779

Office/Business Equipment 0.0%
Xerox Corp.,
Sr. Unsec’d. Notes	2.750	09/01/20		137	137,026

Oil & Gas 2.0%
Apache Corp.,
Sr. Unsec’d. Notes	3.250	04/15/22		202	203,135
BP Capital Markets America, Inc.,
Gtd. Notes	3.790	02/06/24		855	939,586
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	–(rr)		2,420	2,526,505
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	2.950	01/15/23	(a)	1,310	1,362,087
Sr. Unsec’d. Notes	6.250	03/15/38		175	220,851
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47		384	345,598
Sr. Unsec’d. Notes	6.750	11/15/39		350	364,427
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes	2.875	09/30/29		1,085	1,174,581
Concho Resources, Inc.,
Gtd. Notes	3.750	10/01/27	(a)	2,000	2,188,799
Gtd. Notes	4.300	08/15/28		1,110	1,257,890
Gtd. Notes	4.875	10/01/47		55	66,115
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24	(a)	2,300	2,226,460
Gtd. Notes	4.500	04/15/23	(a)	725	725,072
Equinor ASA (Norway),
Gtd. Notes	2.375	05/22/30		1,110	1,192,169

See Notes to Financial Statements.

PGIM Core Bond Fund	39

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	4.650%	03/15/25		1,190	$1,295,027
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.000	04/15/24		150	157,383
Sr. Unsec’d. Notes	6.800	09/15/37		200	253,076
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/24/25		200	220,773
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28		380	417,624
Noble Energy, Inc.,
Sr. Unsec’d. Notes	3.900	11/15/24		425	472,846
Sr. Unsec’d. Notes	5.050	11/15/44		435	580,504
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.600	08/13/21	(a)	223	221,260
Sr. Unsec’d. Notes	7.500	05/01/31		100	106,500
Sr. Unsec’d. Notes	7.875	09/15/31		250	267,352
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34		200	186,029
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.500	01/21/21		70	70,715
Gtd. Notes	6.350	02/12/48		154	121,385
Gtd. Notes	6.500	03/13/27		1,020	973,180
Gtd. Notes, 144A	6.490	01/23/27		1,048	1,000,840
Gtd. Notes, 144A	7.690	01/23/50		398	349,053
Gtd. Notes, MTN	6.750	09/21/47		1,305	1,062,584
Gtd. Notes, MTN	6.875	08/04/26		870	865,279
Sinopec Group Overseas Development 2018 Ltd.
(China),
Gtd. Notes, 144A	3.680	08/08/49		585	704,099
Valero Energy Corp.,
Sr. Unsec’d. Notes	3.400	09/15/26		220	242,566

					24,361,350

Oil & Gas Services 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28	(a)	487	537,013
Sr. Unsec’d. Notes, 144A	4.000	12/21/25		33	36,642

					573,655

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers 0.1%
WRKCo, Inc.,
Gtd. Notes	4.650%		03/15/26		560	$659,001

Pharmaceuticals 1.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600		05/14/25		105	117,468
Sr. Unsec’d. Notes	4.500		05/14/35		550	687,360
Sr. Unsec’d. Notes	4.700		05/14/45		1,330	1,746,110
Sr. Unsec’d. Notes, 144A	4.250		11/21/49		2,295	2,934,909
Sr. Unsec’d. Notes, 144A	4.550		03/15/35		360	458,653
Sr. Unsec’d. Notes, 144A	4.750		03/15/45		1,008	1,321,912
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes	3.250		03/01/25		55	60,717
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	0.927	(c)	06/25/21		335	335,658
Gtd. Notes, 144A	3.500		06/25/21		200	204,607
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A	3.000		10/08/21		150	153,792
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.250		08/15/22		125	132,223
Sr. Unsec’d. Notes	4.125		06/15/39		115	153,707
Sr. Unsec’d. Notes	4.250		10/26/49		395	563,043
Sr. Unsec’d. Notes	4.350		11/15/47		475	671,793
Sr. Unsec’d. Notes	5.000		08/15/45		230	346,225
Cigna Corp.,
Gtd. Notes	3.250		04/15/25		270	297,584
Gtd. Notes	3.400		03/01/27		325	366,580
Gtd. Notes	4.375		10/15/28		1,950	2,354,524
Gtd. Notes	4.500		02/25/26		700	825,691
Sr. Unsec’d. Notes	2.400		03/15/30	(a)	780	831,574
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300		03/25/28	(a)	2,025	2,399,395
Sr. Unsec’d. Notes	4.780		03/25/38		85	109,205
Sr. Unsec’d. Notes	5.125		07/20/45	(a)	465	631,901
Sr. Unsec’d. Notes	5.300		12/05/43		155	212,841
Mylan, Inc.,
Gtd. Notes	5.200		04/15/48	(a)	1,250	1,644,176
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875		09/23/23		225	239,578
Gtd. Notes	3.200		09/23/26		1,220	1,370,908

See Notes to Financial Statements.

PGIM Core Bond Fund	41

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Upjohn, Inc.,
Gtd. Notes, 144A	3.850%	06/22/40	(a)	1,065	$1,217,360

					22,389,494

Pipelines 1.5%
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	(a)	1,730	1,912,288
Colorado Interstate Gas Co. LLC/Colorado Interstate
Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26		555	623,367
DCP Midstream Operating LP,
Gtd. Notes, 144A	4.750	09/30/21		50	50,824
Energy Transfer Operating LP,
Gtd. Notes	4.950	06/15/28		430	459,809
Gtd. Notes	5.000	05/15/50		565	560,294
Gtd. Notes	6.250	04/15/49		910	980,267
Enterprise Products Operating LLC,
Gtd. Notes	3.700	01/31/51	(a)	445	482,352
Gtd. Notes	3.950	01/31/60		485	530,276
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.250	06/01/30		1,300	1,414,723
Sr. Unsec’d. Notes	4.200	03/15/45		275	285,884
MPLX LP,
Sr. Unsec’d. Notes	4.000	02/15/25		130	141,257
Sr. Unsec’d. Notes	4.500	04/15/38		270	287,579
Sr. Unsec’d. Notes	4.875	06/01/25		200	225,979
Sr. Unsec’d. Notes	5.200	03/01/47		5	5,660
Sr. Unsec’d. Notes	5.500	02/15/49		210	250,731
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41		300	332,789
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30		2,415	2,278,815
Gtd. Notes	4.450	09/01/49		1,000	903,152
Gtd. Notes	4.500	03/15/50		195	177,546
Gtd. Notes	4.950	07/13/47		85	82,806
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	3.550	10/01/26		310	335,710
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29		350	344,820
Sr. Unsec’d. Notes	4.650	10/15/25		1,000	1,080,998
Sr. Unsec’d. Notes	4.700	06/15/44		170	158,804

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Plains All American Pipeline LP/PAA Finance Corp., (cont’d.)
Sr. Unsec’d. Notes	5.150%	06/01/42		105	$104,237
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26		140	154,197
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	3.500	01/15/28		300	328,021
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.600	03/15/48		500	622,583
Sr. Unsec’d. Notes, 144A	3.950	05/15/50		625	710,183
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22		665	686,766
Sr. Unsec’d. Notes	5.300	03/01/48		320	287,448
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25		350	391,418
Sr. Unsec’d. Notes	4.300	03/04/24		325	355,935
Sr. Unsec’d. Notes	4.850	03/01/48		55	65,397
Sr. Unsec’d. Notes	5.400	03/04/44		400	474,768

					18,087,683

Real Estate Investment Trusts (REITs) 0.6%
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.250	07/15/26	(a)	1,000	1,113,646
Realty Income Corp.,
Sr. Unsec’d. Notes	3.250	01/15/31		985	1,104,871
Simon Property Group LP,
Sr. Unsec’d. Notes	2.000	09/13/24		2,300	2,377,182
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27		775	822,718
Sr. Unsec’d. Notes	3.625	03/15/24		1,500	1,626,765
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.625	09/15/23		425	472,877

					7,518,059

Retail 0.3%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27		940	1,037,004

See Notes to Financial Statements.

PGIM Core Bond Fund	43

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Dollar General Corp.,
Sr. Unsec’d. Notes	4.125%	04/03/50		1,515	$1,923,093
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.200	05/15/28		850	1,011,701

					3,971,798

Semiconductors 0.5%
Broadcom, Inc.,
Gtd. Notes, 144A	3.150	11/15/25		2,395	2,583,306
Gtd. Notes, 144A	3.459	09/15/26		884	968,164
Gtd. Notes, 144A	5.000	04/15/30		2,040	2,422,976

					5,974,446

Software 0.2%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes	3.700	03/01/21		200	203,345
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50		191	211,317
Sr. Unsec’d. Notes	2.675	06/01/60		1,000	1,108,040
Sr. Unsec’d. Notes	3.950	08/08/56		335	469,164

					1,991,866

Telecommunications 1.2%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400	06/15/22		850	896,649
Sr. Unsec’d. Notes	3.400	05/15/25		275	305,288
Sr. Unsec’d. Notes	3.600	07/15/25		50	55,953
Sr. Unsec’d. Notes	3.800	02/15/27		200	228,622
Sr. Unsec’d. Notes	4.300	02/15/30		170	203,227
Sr. Unsec’d. Notes	4.500	05/15/35		60	71,974
Sr. Unsec’d. Notes	4.500	03/09/48	(a)	1,125	1,374,658
Sr. Unsec’d. Notes	4.550	03/09/49		575	704,683
Sr. Unsec’d. Notes	4.850	03/01/39		2,100	2,620,361
Sr. Unsec’d. Notes	4.900	08/15/37	(a)	550	688,620
Sr. Unsec’d. Notes	5.250	03/01/37		445	572,804
Sr. Unsec’d. Notes	5.450	03/01/47		685	923,731
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		2,000	2,155,385
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/40		380	465,724

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
T-Mobile USA, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	4.500%	04/15/50	(a)	505	$630,223
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33		290	379,528
Sr. Unsec’d. Notes	4.862	08/21/46		1,025	1,465,577

					13,743,007

Transportation 0.2%
CSX Corp.,
Sr. Unsec’d. Notes	2.600	11/01/26		420	464,093
Kansas City Southern,
Gtd. Notes	3.500	05/01/50	(a)	1,585	1,855,794

					2,319,887

Water 0.3%
American Water Capital Corp.,
Sr. Unsec’d. Notes	2.800	05/01/30		1,580	1,778,456
Sr. Unsec’d. Notes	3.750	09/01/47		25	31,527
Sr. Unsec’d. Notes	4.000	12/01/46		145	189,018
Essential Utilities, Inc.,
Sr. Unsec’d. Notes	2.704	04/15/30		1,380	1,508,636

					3,507,637

TOTAL CORPORATE BONDS
(cost $326,569,172)					359,529,081

MUNICIPAL BONDS 0.8%

Alabama 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263	09/15/32		40	47,939

California 0.2%
Bay Area Toll Authority,
Taxable, Revenue Bonds	2.574	04/01/31		1,405	1,524,073
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39		300	410,715

See Notes to Financial Statements.

PGIM Core Bond Fund	45

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
University of California,
Taxable, Revenue Bonds, Series AP	3.931%		05/15/45	30	$37,556
Taxable, Revenue Bonds, Series J	4.131		05/15/45	30	37,105

					2,009,449

Illinois 0.1%
State of Illinois,
General Obligation Unlimited, Series A	5.000		10/01/22	110	116,209
General Obligation Unlimited, Series D	5.000		11/01/22	895	947,393
General Obligation Unlimited, Taxable	5.100		06/01/33	450	472,455

					1,536,057

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A	7.102		01/01/41	250	429,240

North Carolina 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-002, Class A3, 3 Month LIBOR + 0.800%	1.045	(c)	07/25/36	700	676,074

Pennsylvania 0.1%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D	2.840		09/01/50	745	822,808
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105		12/01/39	70	106,573
Revenue Bonds, BABs, Series B	5.511		12/01/45	150	229,227

					1,158,608

Texas 0.3%
City of San Antonio TX Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985		02/01/39	775	1,159,857
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series E	5.184		10/01/42	775	1,136,189
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A	3.376		07/01/47	555	697,224
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922		12/31/49	340	375,041

					3,368,311

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179%		09/01/2117	130	$187,053

TOTAL MUNICIPAL BONDS
(cost $8,521,421)					9,412,731

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.5%
Alternative Loan Trust,
Series 2003-J03, Class 2A1	6.250		12/25/33	3	3,423
Banc of America Funding Trust,
Series 2015-R04, Class 4A1, 144A	3.500	(cc)	01/27/30	18	17,447
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A	5.250		04/26/37	186	153,351
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.772	(c)	04/25/28	149	147,873
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.272	(c)	07/25/29	168	167,623
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.772	(c)	07/25/29	450	436,388
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.822	(c)	06/25/30	710	712,140
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.572	(c)	06/25/30	180	181,441
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.171	(c)	01/25/57	543	543,231
Series 2017-05, Class A3, 144A	4.000	(cc)	05/25/57	1,600	1,590,045
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	798	803,198
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	603	601,020
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-08, Class 5A1	6.500		04/25/33	3	3,476
Credit Suisse Mortgage Trust,
Series 2019-11R, Class 1A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.529	(c)	09/25/45	1,223	1,212,793
Series 2020-WL01, Class A, 144A, 1 Month LIBOR +
1.400% (Cap N/A, Floor 0.000%)^	1.572	(c)	12/25/59	2,461	2,436,209
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR +
1.800% (Cap N/A, Floor 0.000%)	1.972	(c)	04/25/29	90	89,515
Fannie Mae REMICS,
Series 2011-141, Class MZ	4.500		01/25/42	706	791,989
Series 2014-11, Class VB	4.500		04/25/42	500	588,287

See Notes to Financial Statements.

PGIM Core Bond Fund	47

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Pass-Through Certificates,
Series T-59, Class 1A2	7.000%		10/25/43	95	$120,064
Freddie Mac REMICS,
Series 4249, Class GW	3.500		10/15/41	1,720	1,914,099
Series 4661, Class BV	3.500		12/15/36	1,000	1,062,761
Series 4717, Class PA	3.000		04/15/45	918	960,102
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	1.472	(c)	04/25/29	1	1,208
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.922	(c)	03/25/30	228	227,500
Freddie Mac Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.922	(c)	09/25/48	1	1,156
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228		11/26/49	2,685	2,643,427
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000		07/20/43	1,323	1,413,735
Series 2016-46, Class JE	2.500		11/20/45	456	476,959
Series 2017-101, Class AB	2.500		07/20/47	1,000	1,048,586
Series 2018-07, Class GA	3.000		02/20/47	813	839,136
GSR Mortgage Loan Trust,
Series 2005-AR06, Class 2A1	3.987	(cc)	09/25/35	29	28,916
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.822	(c)	05/25/29	61	59,872
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000		06/25/59	278	277,623
Series 2019-PR01, Class A1, 144A	3.858		09/25/59	1,589	1,581,338
Series 2020-GS01, Class A1, 144A	2.882		10/25/59	1,063	1,056,543
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR +
1.500% (Cap N/A, Floor 0.000%)	1.671	(c)	04/01/24	195	193,374
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.426	(c)	01/23/23	445	445,000
Series 2020-04, Class A1, 144A^	—	(p)	04/23/23	425	425,000
Series 2020-04, Class A2, 144A^	—	(p)	04/23/23	825	825,000
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	422	451,075
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.922	(c)	01/25/48	162	159,835

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.572	%(c)	07/25/29	19	$18,632
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.378	(c)	07/25/30	400	399,840
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)	0.822	(c)	06/25/57	347	342,632
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.572	(c)	03/25/28	17	17,241
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.122	(c)	02/25/30	200	197,869
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA	3.500		08/25/58	1,233	1,351,019
Sequoia Mortgage Trust 10,
Series 10, Class 2A1, 1 Month LIBOR + 0.760% (Cap 11.750%, Floor 0.380%)	0.947	(c)	10/20/27	26	24,509
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month LIBOR + 0.250% (Cap 11.000%, Floor 0.250%)	0.437	(c)	07/19/35	31	28,666
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2002-AR06, Class A, Federal Reserve US 12
Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	2.722	(c)	06/25/42	58	53,667
Series 2002-AR09, Class 1A, Federal Reserve US 12
Month Cumulative Avg 1 Year CMT + 1.400% (Cap
N/A, Floor 1.400%)	2.722	(c)	08/25/42	3	3,227
Series 2005-AR13, Class A1A1, 1 Month LIBOR + 0.290% (Cap 10.500%, Floor 0.290%)	0.462	(c)	10/25/45	400	389,308

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $29,166,656)					29,518,368

SOVEREIGN BONDS 0.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	3.125		10/11/27	840	941,468
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21	200	206,005
Sr. Unsec’d. Notes	5.000		06/15/45	370	457,474
Sr. Unsec’d. Notes	7.375		09/18/37	175	255,354
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875		02/01/28	290	305,368

See Notes to Financial Statements.

PGIM Core Bond Fund	49

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	4.450%	02/11/24	200	$221,036
Sr. Unsec’d. Notes, EMTN	3.750	04/25/22	200	208,503
Sr. Unsec’d. Notes, EMTN	4.750	01/08/26	200	231,267
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24	200	209,017
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23	200	209,962
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22	400	414,490
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24	400	433,885
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, 144A	6.125	03/09/21	260	268,823
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.500	04/16/50	200	266,021
Province of Alberta (Canada),
Sr. Unsec’d. Notes	3.300	03/15/28	335	392,165
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26	100	108,013
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24	140	150,758
Province of Quebec (Canada),
Unsec’d. Notes, MTN	7.140	02/27/26	100	133,446
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875	04/23/23	335	361,825
Sr. Unsec’d. Notes, 144A	5.103	04/23/48	370	544,511
Republic of Poland Government International Bond
(Poland),
Sr. Unsec’d. Notes	3.000	03/17/23	100	106,373
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21	435	443,194
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23	460	482,101
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25	320	358,099
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.500	06/08/22	400	414,208
Sr. Unsec’d. Notes, 144A	3.250	06/01/23	200	214,845
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55	540	750,552
Sr. Unsec’d. Notes	5.100	06/18/50	60	83,924

TOTAL SOVEREIGN BONDS
(cost $8,245,953)				9,172,687

U.S. GOVERNMENT AGENCY OBLIGATIONS 18.8%
Federal Home Loan Mortgage Corp.	2.000	01/01/32	691	721,840
Federal Home Loan Mortgage Corp.	2.500	01/01/29	450	473,442
Federal Home Loan Mortgage Corp.	2.500	07/01/31	628	668,300
Federal Home Loan Mortgage Corp.	2.500	01/01/32	320	340,555

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.500%	10/01/32	824	$876,725
Federal Home Loan Mortgage Corp.	2.500	12/01/32	1,577	1,658,966
Federal Home Loan Mortgage Corp.	2.500	09/01/46	424	451,870
Federal Home Loan Mortgage Corp.	2.500	11/01/49	1,220	1,299,606
Federal Home Loan Mortgage Corp.	3.000	02/01/32	1,360	1,447,831
Federal Home Loan Mortgage Corp.	3.000	01/01/37	351	373,410
Federal Home Loan Mortgage Corp.	3.000	12/01/37	166	175,701
Federal Home Loan Mortgage Corp.	3.000	07/01/43	536	576,942
Federal Home Loan Mortgage Corp.	3.000	06/01/46	1,182	1,257,285
Federal Home Loan Mortgage Corp.	3.000	12/01/46	1,006	1,067,228
Federal Home Loan Mortgage Corp.	3.000	01/01/47	1,100	1,166,707
Federal Home Loan Mortgage Corp.	3.000	06/01/50	1,218	1,289,820
Federal Home Loan Mortgage Corp.	3.500	11/01/28	466	497,369
Federal Home Loan Mortgage Corp.	3.500	11/01/37	345	366,957
Federal Home Loan Mortgage Corp.	3.500	06/01/42	457	494,723
Federal Home Loan Mortgage Corp.	3.500	06/01/42	494	534,876
Federal Home Loan Mortgage Corp.	3.500	07/01/42	499	540,140
Federal Home Loan Mortgage Corp.	3.500	09/01/42	576	624,349
Federal Home Loan Mortgage Corp.	3.500	10/01/42	654	709,094
Federal Home Loan Mortgage Corp.	3.500	06/01/43	326	353,923
Federal Home Loan Mortgage Corp.	3.500	05/01/45	450	481,985
Federal Home Loan Mortgage Corp.	3.500	01/01/47	331	352,229
Federal Home Loan Mortgage Corp.	3.500	02/01/47	808	860,186
Federal Home Loan Mortgage Corp.	3.500	11/01/47	642	679,710
Federal Home Loan Mortgage Corp.	3.500	08/01/48	329	346,863
Federal Home Loan Mortgage Corp.	3.500	10/01/48	1,277	1,344,358
Federal Home Loan Mortgage Corp.	4.000	12/01/40	151	165,008
Federal Home Loan Mortgage Corp.	4.000	01/01/41	324	354,588
Federal Home Loan Mortgage Corp.	4.000	04/01/42	452	490,455
Federal Home Loan Mortgage Corp.	4.000	10/01/45	244	264,140
Federal Home Loan Mortgage Corp.	4.000	02/01/46	3,854	4,234,024
Federal Home Loan Mortgage Corp.	4.000	05/01/46	277	299,011
Federal Home Loan Mortgage Corp.	4.000	08/01/46	331	359,799
Federal Home Loan Mortgage Corp.	4.000	11/01/47	324	345,949
Federal Home Loan Mortgage Corp.	4.000	04/01/48	561	597,596
Federal Home Loan Mortgage Corp.	4.000	05/01/48	580	616,582
Federal Home Loan Mortgage Corp.	4.000	07/01/48	826	879,765
Federal Home Loan Mortgage Corp.	4.500	06/01/42	152	168,549
Federal Home Loan Mortgage Corp.	4.500	09/01/44	195	215,665
Federal Home Loan Mortgage Corp.	4.500	07/01/45	481	534,697
Federal Home Loan Mortgage Corp.	4.500	04/01/47	2,710	2,931,450
Federal Home Loan Mortgage Corp.	4.500	07/01/47	273	293,933
Federal Home Loan Mortgage Corp.	4.500	07/01/47	577	623,684
Federal Home Loan Mortgage Corp.	4.500	11/01/47	1,148	1,239,984
Federal Home Loan Mortgage Corp.	4.500	02/01/48	346	373,423

See Notes to Financial Statements.

PGIM Core Bond Fund	51

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.500%		07/01/48		878	$944,210
Federal Home Loan Mortgage Corp.	5.000		08/01/40		272	311,136
Federal Home Loan Mortgage Corp.	5.000		12/01/47		474	519,890
Federal Home Loan Mortgage Corp.	5.000		02/01/48		625	684,648
Federal National Mortgage Assoc.	1.625		01/07/25		1,545	1,629,542
Federal National Mortgage Assoc.	2.000		TBA		500	519,375
Federal National Mortgage Assoc.	2.000		TBA		12,500	12,926,275
Federal National Mortgage Assoc.	2.000		10/01/34		1,042	1,084,327
Federal National Mortgage Assoc.	2.375		01/19/23		280	295,072
Federal National Mortgage Assoc.	2.500		TBA		3,500	3,671,173
Federal National Mortgage Assoc.	2.500		02/05/24	(k)	645	695,127
Federal National Mortgage Assoc.	2.500		05/01/30		429	456,014
Federal National Mortgage Assoc.	2.500		04/01/31		1,260	1,342,010
Federal National Mortgage Assoc.	2.500		11/01/31		313	333,389
Federal National Mortgage Assoc.	2.500		02/01/43		126	134,586
Federal National Mortgage Assoc.	2.500		09/01/46		374	396,082
Federal National Mortgage Assoc.	2.500		10/01/46		271	289,037
Federal National Mortgage Assoc.	2.500		10/01/46		366	390,855
Federal National Mortgage Assoc.	2.500		09/01/49		610	640,450
Federal National Mortgage Assoc.	2.500		10/01/49		452	474,873
Federal National Mortgage Assoc.	2.500		11/01/49		2,254	2,366,380
Federal National Mortgage Assoc., Cost of Funds for the
11th District of San Francisco + 2.000% (Cap
9.375%, Floor 2.000%)	2.875	(c)	08/01/24		6	5,834
Federal National Mortgage Assoc.	3.000		TBA		11,000	11,611,472
Federal National Mortgage Assoc.	3.000		06/01/30		253	268,637
Federal National Mortgage Assoc.	3.000		05/01/31		118	124,167
Federal National Mortgage Assoc.	3.000		12/01/31		333	350,609
Federal National Mortgage Assoc.	3.000		05/01/32		331	347,376
Federal National Mortgage Assoc.	3.000		09/01/32		154	161,939
Federal National Mortgage Assoc.	3.000		11/01/36		294	311,565
Federal National Mortgage Assoc.	3.000		10/01/42		312	335,702
Federal National Mortgage Assoc.	3.000		10/01/42		510	548,412
Federal National Mortgage Assoc.	3.000		02/01/43		314	341,592
Federal National Mortgage Assoc.	3.000		04/01/43		541	582,372
Federal National Mortgage Assoc.	3.000		06/01/43		678	729,528
Federal National Mortgage Assoc.	3.000		12/01/45		860	935,162
Federal National Mortgage Assoc.	3.000		05/01/46		1,582	1,681,776
Federal National Mortgage Assoc.	3.000		10/01/46		4,754	5,055,913
Federal National Mortgage Assoc.	3.000		11/01/46		1,688	1,790,294
Federal National Mortgage Assoc.	3.000		03/01/47		1,057	1,122,536
Federal National Mortgage Assoc.	3.000		04/01/47		2,497	2,651,951
Federal National Mortgage Assoc.	3.000		06/01/50		1,756	1,859,778
Federal National Mortgage Assoc.	3.500		12/01/29		170	179,395
Federal National Mortgage Assoc.	3.500		12/01/30		155	163,962

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	07/01/31	827	$881,428
Federal National Mortgage Assoc.	3.500	08/01/31	544	574,530
Federal National Mortgage Assoc.	3.500	02/01/33	313	329,654
Federal National Mortgage Assoc.	3.500	05/01/33	158	166,629
Federal National Mortgage Assoc.	3.500	10/01/41	190	205,413
Federal National Mortgage Assoc.	3.500	04/01/42	404	437,657
Federal National Mortgage Assoc.	3.500	05/01/42	416	451,404
Federal National Mortgage Assoc.	3.500	05/01/42	2,088	2,275,582
Federal National Mortgage Assoc.	3.500	06/01/42	1,009	1,099,527
Federal National Mortgage Assoc.	3.500	10/01/42	521	567,316
Federal National Mortgage Assoc.	3.500	10/01/42	663	718,500
Federal National Mortgage Assoc.	3.500	10/01/42	1,079	1,170,246
Federal National Mortgage Assoc.	3.500	06/01/43	323	350,524
Federal National Mortgage Assoc.	3.500	06/01/45	434	464,246
Federal National Mortgage Assoc.	3.500	06/01/45	835	889,217
Federal National Mortgage Assoc.	3.500	09/01/45	558	597,116
Federal National Mortgage Assoc.	3.500	10/01/45	749	801,633
Federal National Mortgage Assoc.	3.500	01/01/46	246	261,905
Federal National Mortgage Assoc.	3.500	01/01/46	588	628,611
Federal National Mortgage Assoc.	3.500	04/01/46	7,650	8,149,212
Federal National Mortgage Assoc.	3.500	11/01/46	305	324,883
Federal National Mortgage Assoc.	3.500	06/01/47	1,319	1,395,784
Federal National Mortgage Assoc.	3.500	07/01/47	783	828,917
Federal National Mortgage Assoc.	3.500	08/01/47	438	465,072
Federal National Mortgage Assoc.	3.500	09/01/47	994	1,050,417
Federal National Mortgage Assoc.	3.500	10/01/47	3,188	3,379,857
Federal National Mortgage Assoc.	3.500	11/01/47	3,153	3,335,275
Federal National Mortgage Assoc.	3.500	01/01/48	541	572,225
Federal National Mortgage Assoc.	3.500	01/01/48	682	729,808
Federal National Mortgage Assoc.	3.500	04/01/48	1,662	1,756,836
Federal National Mortgage Assoc.	3.500	08/01/48	1,510	1,590,800
Federal National Mortgage Assoc.	3.500	10/01/48	1,034	1,091,810
Federal National Mortgage Assoc.	3.500	11/01/48	624	659,675
Federal National Mortgage Assoc.	4.000	09/01/40	313	344,308
Federal National Mortgage Assoc.	4.000	11/01/40	1,518	1,661,529
Federal National Mortgage Assoc.	4.000	02/01/41	547	601,745
Federal National Mortgage Assoc.	4.000	02/01/41	788	866,619
Federal National Mortgage Assoc.	4.000	12/01/41	454	498,842
Federal National Mortgage Assoc.	4.000	10/01/43	456	501,659
Federal National Mortgage Assoc.	4.000	09/01/44	281	305,645
Federal National Mortgage Assoc.	4.000	10/01/44	653	709,598
Federal National Mortgage Assoc.	4.000	12/01/45	236	255,570
Federal National Mortgage Assoc.	4.000	04/01/46	269	288,302
Federal National Mortgage Assoc.	4.000	08/01/46	420	450,662
Federal National Mortgage Assoc.	4.000	09/01/46	2,580	2,790,471

See Notes to Financial Statements.

PGIM Core Bond Fund    53

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%		02/01/47		1,677	$1,785,696
Federal National Mortgage Assoc.	4.000		03/01/47		1,218	1,331,083
Federal National Mortgage Assoc.	4.000		06/01/47		1,002	1,070,698
Federal National Mortgage Assoc.	4.000		10/01/47		300	319,897
Federal National Mortgage Assoc.	4.000		11/01/47		610	652,590
Federal National Mortgage Assoc.	4.000		12/01/47		621	662,635
Federal National Mortgage Assoc.	4.000		02/01/48		602	640,226
Federal National Mortgage Assoc.	4.000		10/01/48		615	681,101
Federal National Mortgage Assoc.	4.500		08/01/40		140	155,310
Federal National Mortgage Assoc.	4.500		04/01/41		160	178,400
Federal National Mortgage Assoc.	4.500		06/01/41		371	411,304
Federal National Mortgage Assoc.	4.500		08/01/41		218	241,690
Federal National Mortgage Assoc.	4.500		08/01/41		536	596,330
Federal National Mortgage Assoc.	4.500		08/01/44		445	495,008
Federal National Mortgage Assoc.	4.500		01/01/45		256	284,957
Federal National Mortgage Assoc.	4.500		11/01/47		392	423,704
Federal National Mortgage Assoc.	4.500		06/01/48		707	761,945
Federal National Mortgage Assoc.	4.500		12/01/48		644	691,516
Federal National Mortgage Assoc.	4.500		02/01/49		217	232,469
Federal National Mortgage Assoc.	5.000		09/01/30		33	37,191
Federal National Mortgage Assoc.	5.000		03/01/42		474	543,266
Federal National Mortgage Assoc.	5.000		10/01/47		634	694,737
Federal National Mortgage Assoc.	5.000		01/01/48		107	117,480
Federal National Mortgage Assoc.	5.500		01/01/40		166	186,645
Federal National Mortgage Assoc., Cost of Funds for the
11th District of San Francisco + 1.250% (Cap
12.727%, Floor 5.700%)	5.699	(c)	12/01/30		1	608
Federal National Mortgage Assoc.	6.000		10/01/36		110	129,387
Federal National Mortgage Assoc.	6.000		07/01/41		112	131,953
Federal National Mortgage Assoc.	6.625		11/15/30	(k)	485	754,082
Federal National Mortgage Assoc.	7.125		01/15/30	(k)	80	125,194
Government National Mortgage Assoc.	2.500		TBA		2,000	2,107,656
Government National Mortgage Assoc.	2.500		TBA	(tt)	3,000	3,168,516
Government National Mortgage Assoc.	2.500		12/20/46		666	709,346
Government National Mortgage Assoc.	3.000		TBA		1,000	1,055,330
Government National Mortgage Assoc.	3.000		07/20/42		824	879,330
Government National Mortgage Assoc.	3.000		03/20/43		561	599,146
Government National Mortgage Assoc.	3.000		08/20/43		107	114,327
Government National Mortgage Assoc.	3.000		09/20/43		208	221,883
Government National Mortgage Assoc.	3.000		01/20/44		180	191,344
Government National Mortgage Assoc.	3.000		05/20/45		266	283,734
Government National Mortgage Assoc.	3.000		08/15/45		288	303,853
Government National Mortgage Assoc.	3.000		05/20/46		1,730	1,835,748
Government National Mortgage Assoc.	3.000		07/20/46		2,777	2,949,156
Government National Mortgage Assoc.	3.000		08/20/46		152	161,591

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	10/20/46	852	$905,238
Government National Mortgage Assoc.	3.000	03/20/47	1,623	1,719,090
Government National Mortgage Assoc.	3.000	01/20/48	245	259,251
Government National Mortgage Assoc.	3.000	08/20/48	3,194	3,385,329
Government National Mortgage Assoc.	3.500	TBA	500	525,996
Government National Mortgage Assoc.	3.500	01/15/42	133	145,046
Government National Mortgage Assoc.	3.500	12/20/42	388	420,740
Government National Mortgage Assoc.	3.500	01/20/43	573	621,400
Government National Mortgage Assoc.	3.500	02/20/43	258	279,107
Government National Mortgage Assoc.	3.500	08/20/43	996	1,076,125
Government National Mortgage Assoc.	3.500	10/20/43	1,303	1,405,008
Government National Mortgage Assoc.	3.500	03/20/45	168	179,265
Government National Mortgage Assoc.	3.500	04/20/45	978	1,043,945
Government National Mortgage Assoc.	3.500	04/20/46	1,891	2,020,906
Government National Mortgage Assoc.	3.500	07/20/46	1,230	1,311,747
Government National Mortgage Assoc.	3.500	10/20/46	2,275	2,429,355
Government National Mortgage Assoc.	3.500	12/20/46	2,126	2,257,368
Government National Mortgage Assoc.	3.500	01/20/47	681	722,204
Government National Mortgage Assoc.	3.500	05/20/47	1,452	1,547,249
Government National Mortgage Assoc.	3.500	11/20/47	1,083	1,148,930
Government National Mortgage Assoc.	3.500	01/20/48	771	818,814
Government National Mortgage Assoc.	3.500	10/20/48	481	508,376
Government National Mortgage Assoc.	3.500	11/20/48	880	926,844
Government National Mortgage Assoc.	3.500	12/20/48	325	341,509
Government National Mortgage Assoc.	3.500	02/20/49	794	841,417
Government National Mortgage Assoc.	3.500	05/20/49	1,487	1,562,814
Government National Mortgage Assoc.	4.000	12/20/40	326	359,477
Government National Mortgage Assoc.	4.000	06/20/41	127	139,962
Government National Mortgage Assoc.	4.000	11/15/41	173	186,628
Government National Mortgage Assoc.	4.000	12/20/42	283	312,441
Government National Mortgage Assoc.	4.000	04/20/43	213	234,883
Government National Mortgage Assoc.	4.000	10/20/43	202	221,290
Government National Mortgage Assoc.	4.000	12/20/43	433	474,236
Government National Mortgage Assoc.	4.000	09/20/44	249	271,353
Government National Mortgage Assoc.	4.000	08/20/45	487	527,238
Government National Mortgage Assoc.	4.000	10/20/45	227	246,196
Government National Mortgage Assoc.	4.000	03/20/46	431	466,163
Government National Mortgage Assoc.	4.000	11/20/46	333	359,313
Government National Mortgage Assoc.	4.000	03/20/47	361	388,788
Government National Mortgage Assoc.	4.000	05/20/47	581	625,736
Government National Mortgage Assoc.	4.000	07/20/47	2,384	2,569,239
Government National Mortgage Assoc.	4.000	11/20/47	1,579	1,699,214
Government National Mortgage Assoc.	4.000	12/20/47	368	394,933
Government National Mortgage Assoc.	4.000	07/20/48	819	872,402
Government National Mortgage Assoc.	4.000	08/20/48	280	299,575

See Notes to Financial Statements.

PGIM Core Bond Fund	55

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.000%		09/20/48		702	$750,244
Government National Mortgage Assoc.	4.000		11/20/48		294	313,705
Government National Mortgage Assoc.	4.000		01/20/49		376	399,541
Government National Mortgage Assoc.	4.000		02/20/49		804	854,966
Government National Mortgage Assoc.	4.000		03/20/49		499	529,883
Government National Mortgage Assoc.	4.500		12/20/41		625	704,139
Government National Mortgage Assoc.	4.500		10/20/43		102	112,766
Government National Mortgage Assoc.	4.500		01/20/44		127	139,721
Government National Mortgage Assoc.	4.500		04/20/44		442	487,450
Government National Mortgage Assoc.	4.500		03/20/45		112	123,225
Government National Mortgage Assoc.	4.500		07/20/46		261	287,909
Government National Mortgage Assoc.	4.500		08/20/46		218	240,791
Government National Mortgage Assoc.	4.500		11/20/46		201	221,070
Government National Mortgage Assoc.	4.500		01/20/47		1,302	1,425,862
Government National Mortgage Assoc.	4.500		01/20/48		225	243,219
Government National Mortgage Assoc.	4.500		02/20/48		1,546	1,669,910
Government National Mortgage Assoc.	4.500		03/20/48		161	173,825
Government National Mortgage Assoc.	4.500		07/20/48		302	326,733
Government National Mortgage Assoc.	4.500		08/20/48		110	118,464
Government National Mortgage Assoc.	4.500		12/20/48		576	618,633
Government National Mortgage Assoc.	5.000		10/20/37		8	9,048
Government National Mortgage Assoc.	5.000		09/20/40		119	135,484
Government National Mortgage Assoc.	5.000		04/20/45		61	70,065
Government National Mortgage Assoc.	5.000		08/20/45		262	294,711
Government National Mortgage Assoc.	6.000		12/15/39		158	188,076

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $216,746,719)						224,172,016

U.S. TREASURY OBLIGATIONS 7.9%
U.S. Treasury Bonds	2.875		05/15/43		540	733,219
U.S. Treasury Bonds	3.000		11/15/44		7,600	10,594,875
U.S. Treasury Bonds	3.125		02/15/43		3,585	5,046,448
U.S. Treasury Bonds	3.125		08/15/44	(k)	21,080	29,910,546
U.S. Treasury Bonds	3.375		05/15/44		10,660	15,671,865
U.S. Treasury Bonds	3.625		08/15/43		2,650	4,015,164
U.S. Treasury Bonds	3.625		02/15/44		3,250	4,940,508
U.S. Treasury Bonds	3.750		11/15/43		1,845	2,848,219
U.S. Treasury Notes	1.625		09/30/26		540	582,567
U.S. Treasury Strips Coupon	1.750	(s)	08/15/42		415	318,448
U.S. Treasury Strips Coupon	2.014	(s)	11/15/41		1,195	931,446
U.S. Treasury Strips Coupon	2.222	(s)	02/15/41		1,590	1,254,796
U.S. Treasury Strips Coupon	2.226	(s)	05/15/39		990	807,469
U.S. Treasury Strips Coupon	2.324	(s)	05/15/42		6,220	4,791,344
U.S. Treasury Strips Coupon	2.340	(s)	02/15/43		3,590	2,725,455

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.346	%(s)	11/15/40		760	$603,814
U.S. Treasury Strips Coupon	2.380	(s)	05/15/41		1,590	1,251,690
U.S. Treasury Strips Coupon	2.394	(s)	11/15/43		2,087	1,556,364
U.S. Treasury Strips Coupon	2.434	(s)	11/15/45		575	412,944
U.S. Treasury Strips Coupon	2.436	(s)	02/15/46		415	296,466
U.S. Treasury Strips Coupon	2.524	(s)	11/15/39	(k)	2,980	2,408,794
U.S. Treasury Strips Coupon	2.570	(s)	02/15/31	(k)	2,110	1,952,327

TOTAL U.S. TREASURY OBLIGATIONS (cost $88,661,729)						93,654,768

TOTAL LONG-TERM INVESTMENTS (cost $1,076,897,496)						1,144,148,428

					Shares

SHORT-TERM INVESTMENTS 8.0%

AFFILIATED MUTUAL FUNDS 8.0%
PGIM Core Ultra Short Bond Fund(w)					55,054,897	55,054,897
PGIM Institutional Money Market Fund
(cost $39,984,172; includes $39,974,953 of cash collateral for securities on loan)(b)(w)					40,001,531	39,997,531

TOTAL AFFILIATED MUTUAL FUNDS (cost $95,039,069)						95,052,428

OPTIONS PURCHASED*~ 0.0% (cost $6,721)						341,587

TOTAL SHORT-TERM INVESTMENTS (cost $95,045,790)						95,394,015

TOTAL INVESTMENTS 104.2% (cost $1,171,943,286)						1,239,542,443
Liabilities in excess of other assets(z) (4.2)%						(50,413,202)

NET ASSETS 100.0%						$1,189,129,241

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

See Notes to Financial Statements.

PGIM Core Bond Fund	57

Schedule of Investments (continued)

as of July 31, 2020

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

CMT—Constant Maturity Treasury

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,662,146 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,230,868; cash collateral of $39,974,953 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of July 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 3,000,000 is 0.3% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

58

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $1,578,750)	3.500%	TBA	08/13/20	(1,500)	$(1,581,680)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	1,177	$23,463
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	1,144	22,682
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	2,860	54,293
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	5,678	107,521
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	5,760	113,457
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	1,144	20,171

Total Options Purchased (cost $6,721)							$341,587

Futures contracts outstanding at July 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
621	2 Year U.S.Treasury Notes	Sep. 2020	$137,231,297	$111,545
550	5 Year U.S.Treasury Notes	Sep. 2020	69,368,750	342,726
91	30 Year U.S. Ultra Treasury Bonds	Sep. 2020	20,719,563	393,402

				847,673

Short Positions:
554	10 Year U.S. Treasury Notes	Sep. 2020	77,603,284	(614,208)
178	10 Year U.S. Ultra Treasury Notes	Sep. 2020	28,346,500	(453,512)
106	20 Year U.S. Treasury Bonds	Sep. 2020	19,321,813	(500,616)

				(1,568,336)

				$(720,663)

See Notes to Financial Statements.

PGIM Core Bond Fund	59

Schedule of Investments (continued)

as of July 31, 2020

Credit default swap agreement outstanding at July 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities - Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450	%(M)	4,873	*	$(24,063)	$—	$(24,063)	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000	%(Q)	3,100	2.725%	$(69,154)	$23,374	$(92,528)	Bank of America, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500	%(M)	2,000	*	$(11,735)	$(23,836)	$12,101	Morgan Stanley & Co. International PLC

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional

See Notes to Financial Statements.

60

amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at July 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
376	11/15/45	0.508%(A)	1 Day USOIS(1)(A)	$(2,239)	$3,886	$6,125
568	11/15/45	1.253%(A)	1 Day USOIS(1)(A)	(8,408)	(96,998)	(88,590)
2,200	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	(180,857)	(581,367)	(400,510)
1,807	03/30/50	0.855%(S)	3 Month LIBOR(1)(Q)	—	(42,321)	(42,321)

				$(191,504)	$(716,800)	$(525,296)

(1)	The Fund pays the fixed rate and receives the floating rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreement	$23,374	$(23,836)	$12,101	$(116,591)

See Notes to Financial Statements.

PGIM Core Bond Fund	61

Schedule of Investments (continued)

as of July 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$621,000	$1,935,165

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$48,046,182	$—
Collateralized Loan Obligations	—	83,552,665	—
Consumer Loans	—	4,163,937	—
Credit Cards	—	2,550,353	—
Equipment	—	3,791,095	—
Home Equity Loans	—	996,611	—
Manufactured Housing	—	1,090,266	—
Other	—	1,701,112	—
Residential Mortgage-Backed Securities	—	6,280,213	—
Student Loans	—	28,357,758	—
Commercial Mortgage-Backed Securities	—	238,158,585	—
Corporate Bonds	—	359,529,081	—
Municipal Bonds	—	9,412,731	—
Residential Mortgage-Backed Securities	—	25,832,159	3,686,209
Sovereign Bonds	—	9,172,687	—
U.S. Government Agency Obligations	—	224,172,016	—
U.S. Treasury Obligations	—	93,654,768	—
Affiliated Mutual Funds	95,052,428	—	—
Options Purchased	—	341,587	—

Total	$95,052,428	$1,140,803,806	$3,686,209

See Notes to Financial Statements.

62

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$847,673	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	6,125	—

Total	$847,673	$6,125	$—

Liabilities
Forward Commitment Contract	$—	$(1,581,680)	$—
Futures Contracts	(1,568,336)	—	—
OTC Credit Default Swap Agreements	—	(80,889)	(24,063)
Centrally Cleared Interest Rate Swap Agreements	—	(531,421)	—

Total	$(1,568,336)	$(2,193,990)	$(24,063)

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.0%	Sovereign Bonds	0.8%
U.S. Government Agency Obligations	18.8	Auto Manufacturers	0.8
Affiliated Mutual Funds (3.4% represents		Foods	0.6
investments purchased with collateral from		Real Estate Investment Trusts (REITs)	0.6
securities on loan)	8.0	Beverages	0.5
U.S. Treasury Obligations	7.9	Semiconductors	0.5
Banks	7.6	Chemicals	0.4
Collateralized Loan Obligations	7.0	Consumer Loans	0.4
Automobiles	4.0	Retail	0.3
Electric	3.6	Equipment	0.3
Residential Mortgage-Backed Securities	3.0	Agriculture	0.3
Student Loans	2.4	Water	0.3
Oil & Gas	2.0	Gas	0.3
Pharmaceuticals	1.9	Building Materials	0.3
Pipelines	1.5	Airlines	0.3
Media	1.4	Mining	0.2
Telecommunications	1.2	Credit Cards	0.2
Healthcare-Services	1.0	Biotechnology	0.2
Commercial Services	1.0	Aerospace & Defense	0.2
Computers	0.9	Transportation	0.2
Insurance	0.8	Machinery-Diversified	0.2
Municipal Bonds	0.8	Iron/Steel	0.2

See Notes to Financial Statements.

PGIM Core Bond Fund	63

Schedule of Investments (continued)

as of July 31, 2020

Industry Classification (continued):

Software	0.2%		Options Purchased	0.0	*%
Other	0.2		Forest Products & Paper	0.0	*
Lodging	0.1		Office/Business Equipment	0.0	*
Diversified Financial Services	0.1		Housewares	0.0	*
Electronics	0.1			104.2
Manufactured Housing	0.1		Liabilities in excess of other assets	(4.2)
Home Equity Loans	0.1
Engineering & Construction	0.1			100.0%

Machinery-Construction & Mining	0.1
Packaging & Containers	0.1		* Less than + /- 0.05%
Multi-National	0.1
Oil & Gas Services	0.0	*
Healthcare-Products	0.0	*

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$23,374		Premiums received for OTC swap agreements	$23,836
Credit contracts	Unrealized appreciation on OTC swap agreements	12,101		Unrealized depreciation on OTC swap agreements	116,591
Interest rate contracts	Due from/to broker- variation margin futures	847,673	*	Due from/to broker-variation margin futures	1,568,336	*
Interest rate contracts	Due from/to broker-variation margin swaps	6,125	*	Due from/to broker- variation margin swaps	531,421	*
Interest rate contracts	Unaffiliated investments	341,587		—	—

		$1,230,860			$2,240,184

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

64

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$53,041
Interest rate contracts	(520,099)	234,321	21,456,968	(153,633)	(8,947,924)

Total	$(520,099)	$234,321	$21,456,968	$(153,633)	$(8,894,883)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$(171,509)
Interest rate contracts	204,695	(38,994)	(2,760,408)	16,647	2,382,983

Total	$204,695	$(38,994)	$(2,760,408)	$16,647	$2,211,474

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$69,046	$263,800	$199,586,364	$91,833,244

Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)
$12,320,000	$82,414,560

Credit Default Swap Agreements— Sell Protection(2)
$6,481,291

(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar

See Notes to Financial Statements.

PGIM Core Bond Fund	65

Schedule of Investments (continued)

as of July 31, 2020

agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$39,230,868	$(39,230,868)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$298,645	$(92,528)	$206,117	$(206,117)	$—
Barclays Bank PLC	66,316	—	66,316	—	66,316
Citigroup Global Markets, Inc.	—	(24,063)	(24,063)	—	(24,063)
Morgan Stanley & Co. International PLC	12,101	(23,836)	(11,735)	—	(11,735)

	$377,062	$(140,427)	$236,635	$(206,117)	$30,518

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

66

Statement of Assets and Liabilities

as of July 31, 2020

Assets
Investments at value, including securities on loan of $39,230,868:
Unaffiliated investments (cost $1,076,904,217)	$1,144,490,015
Affiliated investments (cost $95,039,069)	95,052,428
Receivable for investments sold	77,019,554
Receivable for Fund shares sold	22,604,350
Dividends and interest receivable	5,268,726
Deposit with broker for centrally cleared/exchange-traded derivatives	621,000

Due from broker—variation margin futures	37,364
Premiums paid for OTC swap agreements	23,374
Unrealized appreciation on OTC swap agreements	12,101

Total Assets	1,345,128,912

Liabilities
Payable for investments purchased	110,792,086
Payable to broker for collateral for securities on loan	39,974,953
Payable for Fund shares reacquired	2,731,742
Forward commitment contracts, at value (proceeds receivable $1,578,750)	1,581,680
Accrued expenses and other liabilities	366,558
Management fee payable	191,053
Dividends payable	167,783
Unrealized depreciation on OTC swap agreements	116,591
Distribution fee payable	40,550
Premiums received for OTC swap agreements	23,836
Due to broker—variation margin swaps	7,547
Affiliated transfer agent fee payable	3,358
Trustees’ fees payable	1,934

Total Liabilities	155,999,671

Net Assets	$1,189,129,241

Net assets were comprised of:
Shares of beneficial interest, at par	$110,256
Paid-in capital in excess of par	1,118,543,107
Total distributable earnings (loss)	70,475,878

Net assets, July 31, 2020	$1,189,129,241

See Notes to Financial Statements.

PGIM Core Bond Fund	67

Statement of Assets and Liabilities

as of July 31, 2020

Class A
Net asset value and redemption price per share,
($181,510,258 ÷ 16,833,024 shares of beneficial interest issued and outstanding)	$10.78
Maximum sales charge (3.25% of offering price)	0.36

Maximum offering price to public	$11.14

Class C
Net asset value, offering price and redemption price per share,
($8,595,645 ÷ 796,595 shares of beneficial interest issued and outstanding)	$10.79

Class R
Net asset value, offering price and redemption price per share,
($17,932 ÷ 1,663 shares of beneficial interest issued and outstanding)	$10.78

Class Z
Net asset value, offering price and redemption price per share,
($282,255,852 ÷ 26,171,555 shares of beneficial interest issued and outstanding)	$10.78

Class R6
Net asset value, offering price and redemption price per share,
($716,749,554 ÷ 66,452,999 shares of beneficial interest issued and outstanding)	$10.79

See Notes to Financial Statements.

68

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Interest income	$25,139,589
Affiliated dividend income	462,093
Affiliated income from securities lending, net	39,923

Total income	25,641,605

Expenses
Management fee	3,099,877
Distribution fee(a)	360,778
Transfer agent’s fees and expenses (including affiliated expense of $18,477)(a)	345,968
Custodian and accounting fees	166,261
Registration fees(a)	144,166
Shareholders’ reports	90,998
Audit fee	63,262
SEC registration fees	52,588
Legal fees and expenses	27,881
Trustees’ fees	25,243
Miscellaneous	23,949

Total expenses	4,400,971
Less: Fee waiver and/or expense reimbursement(a)	(724,965)
Distribution fee waiver(a)	(42)

Net expenses	3,675,964

Net investment income (loss)	21,965,641

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,977))	2,752,899
Futures transactions	21,456,968
Forward rate agreement transactions	(153,633)
Options written transactions	234,321
Swap agreement transactions	(8,894,883)
Foreign currency transactions	(8)

15,395,664

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $12,947)	52,763,624
Futures	(2,760,408)
Forward rate agreements	16,647
Options written	(38,994)
Swap agreements	2,211,474
Foreign currencies	(2)

52,192,341

Net gain (loss) on investment and foreign currency transactions	67,588,005

Net Increase (Decrease) In Net Assets Resulting From Operations	$89,553,646

See Notes to Financial Statements.

PGIM Core Bond Fund	69

Statement of Operations

Year Ended July 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	298,215	62,436	127	—	—
Transfer agent’s fees and expenses	108,432	7,621	75	226,548	3,292
Registration fees	34,771	17,752	17,047	24,597	49,999
Fee waiver and/or expense reimbursement	(54,805)	(20,781)	(17,106)	(307,566)	(324,707)
Distribution fee waiver	—	—	(42)	—	—

See Notes to Financial Statements.

70

Statements of Changes in Net Assets

	Year Ended July 31,
	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,965,641	$14,196,960
Net realized gain (loss) on investment and foreign currency transactions	15,395,664	4,453,559
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	52,192,341	21,176,914

Net increase (decrease) in net assets resulting from operations	89,553,646	39,827,433

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,925,571)	(1,755,631)
Class C	(105,633)	(79,023)
Class R	(374)	(415)
Class Z	(6,205,888)	(3,701,526)
Class R6	(16,854,435)	(10,042,604)

	(26,091,901)	(15,579,199)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	729,705,122	232,754,660
Net asset value of shares issued in reinvestment of dividends and distributions	25,779,534	15,560,437
Cost of shares reacquired	(240,586,128)	(111,205,574)

Net increase (decrease) in net assets from Fund share transactions	514,898,528	137,109,523

Total increase (decrease)	578,360,273	161,357,757

Net Assets:
Beginning of year	610,768,968	449,411,211

End of year	$1,189,129,241	$610,768,968

See Notes to Financial Statements.

PGIM Core Bond Fund	71

Notes to Financial Statements

1.     Organization

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”).

These financial statements relate only to the PGIM Core Bond Fund (the “Fund”).

The investment objective of the Fund is total return.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

72

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end (other than exchange-traded mutual funds) funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future

PGIM Core Bond Fund	73

Notes to Financial Statements (continued)

cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Trust’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under

74

Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option,

PGIM Core Bond Fund	75

Notes to Financial Statements (continued)

it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

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The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an

PGIM Core Bond Fund	77

Notes to Financial Statements (continued)

emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

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Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to

PGIM Core Bond Fund	79

Notes to Financial Statements (continued)

serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2020, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

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The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Core Bond Fund	81

Notes to Financial Statements (continued)

3.     Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises each subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with PGIM Limited and PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreements provide that subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.32% of the Fund’s average daily net assets up to $10 billion; and 0.31% of the Fund’s average daily net assets in excess of $10 billion. Prior to December 13, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.35% of the Fund’s average daily net assets up to $10 billion; and 0.34% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.33% for the year ended July 31, 2020.

Effective December 1, 2019, the Manager has contractually agreed, through November 30, 2021, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class R shares, 0.33% of average daily net assets for Class Z shares, and 0.32% of average daily net assets for Class R6 shares. Prior to December 1, 2019, the Manager had contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for

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Class C shares, 0.95% of average daily net assets for Class R shares, 0.41% of average daily net assets for Class Z shares, and 0.36% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended July 31, 2020, PIMS received $685,944 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2020, PIMS received $9,805 and $1,176 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

PGIM Core Bond Fund	83

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended July 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2020, were $1,026,356,828 and $518,989,296, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$38,407,250	$532,520,664	$515,873,017	$—	$—	$55,054,897	55,054,897	$462,093

84

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund*
$1,631,425	$169,949,124	$131,584,988	$12,947	$(10,977)	$39,997,531	40,001,531	$39,923	**

$40,038,675	$702,469,788	$647,458,005	$12,947	$(10,977)	$95,052,428		$502,016

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended July 31, 2020, the tax character of dividends paid by the Fund were $25,902,500 of ordinary income and $189,401 of long-term capital gains. For the year ended July 31, 2019, the tax character of dividends paid by the Fund was $15,579,199 of ordinary income.

As of July 31, 2020, the accumulated undistributed earnings on a tax basis were $2,755,052 of ordinary income and $4,498,057 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,173,014,719	$72,777,707	$(9,182,574)	$63,595,133

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, and mark-to-market of futures contracts.

The Fund utilized approximately $3,444,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2020.

The Fund elected to treat late year losses of approximately $205,000 as having been incurred in the following fiscal year (July 31, 2021).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

PGIM Core Bond Fund	85

Notes to Financial Statements (continued)

required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more prior to July 15, 2019 ($500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R	1,130	67.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	81.9%

86

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2020:
Shares sold	11,997,070	$124,717,956
Shares issued in reinvestment of dividends and distributions	278,920	2,898,472
Shares reacquired	(2,963,749)	(30,547,949)

Net increase (decrease) in shares outstanding before conversion	9,312,241	97,068,479
Shares issued upon conversion from other share class(es)	81,423	836,957
Shares reacquired upon conversion into other share class(es)	(83,334)	(863,063)

Net increase (decrease) in shares outstanding	9,310,330	$97,042,373

Year ended July 31, 2019:
Shares sold	3,011,197	$29,465,083
Shares issued in reinvestment of dividends and distributions	179,181	1,751,520
Shares reacquired	(1,287,438)	(12,464,558)

Net increase (decrease) in shares outstanding before conversion	1,902,940	18,752,045
Shares issued upon conversion from other share class(es)	50,913	493,537
Shares reacquired upon conversion into other share class(es)	(33,254)	(322,233)

Net increase (decrease) in shares outstanding	1,920,599	$18,923,349

Class C
Year ended July 31, 2020:
Shares sold	582,398	$6,004,983
Shares issued in reinvestment of dividends and distributions	10,089	104,950
Shares reacquired	(151,341)	(1,568,722)

Net increase (decrease) in shares outstanding before conversion	441,146	4,541,211
Shares reacquired upon conversion into other share class(es)	(44,776)	(464,613)

Net increase (decrease) in shares outstanding	396,370	$4,076,598

Year ended July 31, 2019:
Shares sold	216,388	$2,107,199
Shares issued in reinvestment of dividends and distributions	8,033	78,425
Shares reacquired	(166,834)	(1,615,314)

Net increase (decrease) in shares outstanding before conversion	57,587	570,310
Shares reacquired upon conversion into other share class(es)	(23,579)	(229,869)

Net increase (decrease) in shares outstanding	34,008	$340,441
Class R
Year ended July 31, 2020:
Shares sold	32	$334
Shares issued in reinvestment of dividends and distributions	36	373
Shares reacquired	(1)	(13)

Net increase (decrease) in shares outstanding	67	$694

Year ended July 31, 2019:
Shares sold	30	$300
Shares issued in reinvestment of dividends and distributions	42	414
Shares reacquired	(25)	(255)

Net increase (decrease) in shares outstanding	47	$459

PGIM Core Bond Fund	87

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2020:
Shares sold	16,016,445	$165,403,199
Shares issued in reinvestment of dividends and distributions	579,634	6,021,326
Shares reacquired	(6,603,959)	(67,986,748)

Net increase (decrease) in shares outstanding before conversion	9,992,120	103,437,777
Shares issued upon conversion from other share class(es)	113,709	1,185,032
Shares reacquired upon conversion into other share class(es)	(62,585)	(644,821)

Net increase (decrease) in shares outstanding	10,043,244	$103,977,988

Year ended July 31, 2019:
Shares sold	7,865,642	$77,391,227
Shares issued in reinvestment of dividends and distributions	377,379	3,688,179
Shares reacquired	(2,621,561)	(25,498,883)

Net increase (decrease) in shares outstanding before conversion	5,621,460	55,580,523
Shares issued upon conversion from other share class(es)	29,986	290,554
Shares reacquired upon conversion into other share class(es)	(44,517)	(430,326)

Net increase (decrease) in shares outstanding	5,606,929	$55,440,751

Class R6
Year ended July 31, 2020:
Shares sold	41,967,800	$433,578,650
Shares issued in reinvestment of dividends and distributions	1,612,758	16,754,413
Shares reacquired	(13,571,928)	(140,482,696)

Net increase (decrease) in shares outstanding before conversion	30,008,630	309,850,367
Shares issued upon conversion from other share class(es)	64,105	666,909
Shares reacquired upon conversion into other share class(es)	(68,514)	(716,401)

Net increase (decrease) in shares outstanding	30,004,221	$309,800,875

Year ended July 31, 2019:
Shares sold	12,640,134	$123,790,851
Shares issued in reinvestment of dividends and distributions	1,027,886	10,041,899
Shares reacquired	(7,387,538)	(71,626,564)

Net increase (decrease) in shares outstanding before conversion	6,280,482	62,206,186
Shares issued upon conversion from other share class(es)	22,379	216,744
Shares reacquired upon conversion into other share class(es)	(1,904)	(18,407)

Net increase (decrease) in shares outstanding	6,300,957	$62,404,523

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “RICs”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000

88

	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the RICs in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2020.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on each subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

PGIM Core Bond Fund	89

Notes to Financial Statements (continued)

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadvisers.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks

90

associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

PGIM Core Bond Fund	91

Financial Highlights

Class A Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.09	$9.63	$9.99	$10.22	$9.88
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.26	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.74	0.49	(0.33)	(0.20)	0.39
Total from investment operations	0.95	0.75	(0.11)	(0.02)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.29)	(0.25)	(0.21)	(0.20)
Tax return of capital distributions	-	-	-	-	(0.03)
Distributions from net realized gains	- (b)	-	-	-	-
Total dividends and distributions	(0.26)	(0.29)	(0.25)	(0.21)	(0.23)
Net asset value, end of year	$10.78	$10.09	$9.63	$9.99	$10.22
Total Return(c):	9.50%	7.90%	(1.14)%	(0.13)%	5.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$181,510	$75,923	$53,967	$43,489	$17,437
Average net assets (000)	$119,286	$59,735	$48,790	$38,131	$3,049
Ratios to average net assets(d)(e)(f):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.75%	0.82%	0.84%	0.89%	0.90%
Net investment income (loss)	2.01%	2.66%	2.23%	1.77%	1.74%
Portfolio turnover rate(g)(h)	90%	69%	172%	314%	224%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

92

Class C Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.10	$9.64	$9.99	$10.23	$9.89
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.19	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.74	0.48	(0.32)	(0.20)	0.39
Total from investment operations	0.87	0.67	(0.18)	(0.10)	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.17)	(0.14)	(0.14)
Tax return of capital distributions	-	-	-	-	(0.02)
Distributions from net realized gains	- (b)	-	-	-	-
Total dividends and distributions	(0.18)	(0.21)	(0.17)	(0.14)	(0.16)
Net asset value, end of year	$10.79	$10.10	$9.64	$9.99	$10.23
Total Return(c):	8.68%	7.09%	(1.78)%	(0.98)%	5.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,596	$4,042	$3,530	$3,486	$2,226
Average net assets (000)	$6,244	$3,593	$3,635	$3,009	$880
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses before waivers and/or expense reimbursement	1.78%	1.95%	1.99%	1.64%	1.69%
Net investment income (loss)	1.25%	1.91%	1.47%	0.98%	1.08%
Portfolio turnover rate(f)(g)	90%	69%	172%	314%	224%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund 93

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.09	$9.63	$9.99	$10.23	$9.88
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.23	0.20	0.15	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73	0.49	(0.34)	(0.20)	0.41
Total from investment operations	0.92	0.72	(0.14)	(0.05)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.22)	(0.19)	(0.19)
Tax return of capital distributions	-	-	-	-	(0.03)
Distributions from net realized gains	- (b)	-	-	-	-
Total dividends and distributions	(0.23)	(0.26)	(0.22)	(0.19)	(0.22)
Net asset value, end of year	$10.78	$10.09	$9.63	$9.99	$10.23
Total Return(c):	9.23%	7.63%	(1.39)%	(0.48)%	5.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18	$16	$15	$11	$11
Average net assets (000)	$17	$15	$13	$10	$10
Ratios to average net assets(d)(e):

Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses before waivers and/or expense reimbursement	102.99%	89.73%	113.11%	1.40%	1.52%
Net investment income (loss)	1.80%	2.41%	1.99%	1.46%	1.66%
Portfolio turnover rate(f)(g)	90%	69%	172%	314%	224%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

94

Class Z Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.09	$9.63	$9.99	$10.23	$9.88
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.28	0.24	0.19	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73	0.49	(0.33)	(0.19)	0.40
Total from investment operations	0.98	0.77	(0.09)	-	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.27)	(0.24)	(0.23)
Tax return of capital distributions	-	-	-	-	(0.03)
Distributions from net realized gains	- (b)	-	-	-	-
Total dividends and distributions	(0.29)	(0.31)	(0.27)	(0.24)	(0.26)
Net asset value, end of year	$10.78	$10.09	$9.63	$9.99	$10.23
Total Return(c):	9.98%	8.17%	(0.90)%	0.02%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$282,256	$162,803	$101,369	$82,297	$96,978
Average net assets (000)	$220,426	$115,704	$84,455	$113,324	$93,861
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.35%	0.44%	0.45%	0.45%	0.45%
Expenses before waivers and/or expense reimbursement	0.49%	0.53%	0.52%	0.61%	0.75%
Net investment income (loss)	2.38%	2.92%	2.48%	1.89%	2.15%
Portfolio turnover rate(f)(g)	90%	69%	172%	314%	224%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund 95

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.10	$9.64	$9.99	$10.23	$9.88
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.29	0.25	0.22	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73	0.49	(0.32)	(0.22)	0.40
Total from investment operations	0.98	0.78	(0.07)	-	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.32)	(0.28)	(0.24)	(0.23)
Tax return of capital distributions	-	-	-	-	(0.03)
Distributions from net realized gains	- (b)	-	-	-	-
Total dividends and distributions	(0.29)	(0.32)	(0.28)	(0.24)	(0.26)
Net asset value, end of year	$10.79	$10.10	$9.64	$9.99	$10.23
Total Return(c):	10.00%	8.12%	(0.74)%	0.07%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$716,750	$367,985	$290,530	$201,345	$11
Average net assets (000)	$595,755	$309,110	$254,525	$83,714	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.33%	0.39%	0.40%	0.40%	0.45%
Expenses before waivers and/or expense reimbursement	0.38%	0.44%	0.45%	0.53%	0.67%
Net investment income (loss)	2.39%	2.97%	2.54%	2.22%	2.15%
Portfolio turnover rate(f)(g)	90%	69%	172%	314%	224%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

96

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Core Bond Fund and Board of Trustees

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Core Bond Fund, a series of The Target Portfolio Trust (the Fund), including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 18, 2020

PGIM Core Bond Fund	97

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Trust’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

98

Income Tax Information (unaudited)

For the tax year ended July 31, 2020, the Fund reports 85.67% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.98% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Core Bond Fund	99

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Core Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Core Bond Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Core Bond Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Core Bond Fund is a series of The Target Portfolio Trust.

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM (through its PGIM Fixed Income unit) which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investment, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods, though it underperformed over the ten-year period.
•

The Board and PGIM Investments agreed to enhance the Fund’s existing contractual expense cap, such that, effective December 1, 2019, the expense cap (exclusive of certain fees and expenses) is 0.70% for Class A shares, 1.45% for Class C shares and 0.95% for Class R shares, 0.33% for Class Z shares, and 0.32% for Class R6 shares through November 30, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Core Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORE BOND FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	TPCAX	TPCCX	TPCRX	TAIBX	TPCQX
CUSIP	875921769	875921751	875921736	875921801	875921744

MF226 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2020 and July 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $131,665 and $131,665 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended July 31, 2020, fees of $4,254 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended July 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended July 31, 2020 and July 31, 2019: none.

(d) All Other Fees

For the fiscal years ended July 31, 2020 and July 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended July 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended July 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2020 and July 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)   (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)  Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2020